   As filed with the Securities and Exchange Commission on January 29, 1999
                                                 Securities Act File No. 33-8021
                                    Investment Company Act File No. 811-4801

     =====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x[
          PRE-EFFECTIVE AMENDMENT NO.                             [_]
          POST-EFFECTIVE AMENDMENT NO. 25                         [x]

                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

          AMENDMENT NO. 24
                       (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (800) 858-8850

                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
                   (Name and Address for Agent for Service)

                                   Copy to:
                             Margery K. Neale, Esq
                    Swidler Berlin Shereff & Friedman, LLP
                               919 Third Avenue
                              New York, NY  10022

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

          It is proposed that this filing will become effective (check appropriate box)
               [x] immediately upon filing pursuant to paragraph (b)
               [_] on (date) pursuant to paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [_] 75 days after filing pursuant to paragraph (a)(2)
               [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:
               [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     January 29, 1999 PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA EQUITY FUNDS

      [SUNAMERICA LOGO APPEARS HERE]
      Blue Chip Growth Fund

      [SUNAMERICA LOGO APPEARS HERE]
      Mid-Cap Growth Fund

      [SUNAMERICA LOGO APPEARS HERE]
      Small Company Growth Fund

      [SUNAMERICA LOGO APPEARS HERE]
      Growth and Income Fund

      [SUNAMERICA LOGO APPEARS HERE]
      Balanced Assets Fund


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     [SUNAMERICA MUTUAL FUNDS LOGO APPEARS HERE]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS........................................    2

                    FINANCIAL HIGHLIGHTS...................................   11

                    SHAREHOLDER ACCOUNT INFORMATION........................   14

                    MORE INFORMATION ABOUT THE FUNDS.......................   22

                      Fund Investment Strategies...........................   22

                      Glossary.............................................   24

                       Investment Terminology..............................   24

                       Risk Terminology....................................   25

                    FUND MANAGEMENT........................................   26


                                     [SUNAMERICA MUTUAL FUNDS LOGO APPEARS HERE]

     Fund Highlights
--------------------------------------------------------------------------------
                                                                             Q&A


   Market
   capitalization
   represents the
   total market
   value of the
   outstanding
   securities of a
   corporation.

   A fund engages in
   active trading
   when it
   frequently trades
   its portfolio
   securities to
   achieve its
   investment goal.

   The "growth" ori-
   ented philosophy
   to which the Blue
   Chip Growth, Mid-
   Cap Growth and
   Small Company
   Growth Funds sub-
   scribe--that of
   investing in se-
   curities believed
   to offer the po-
   tential for capi-
   tal apprecia-
   tion--focuses on
   securities
   which--are con-
   sidered: to have
   a historical rec-
   ord of above-av-
   erage growth
   rate; to have
   significant
   growth potential;
   above-average
   earnings growth
   or value or the
   ability to sus-
   tain earnings
   growth; to offer
   proven or unusual
   products or serv-
   ices; or to oper-
   ate in industries
   experiencing in-
   creasing demand.

   The "value"
   oriented

   philosophy to
   which the Growth
   and Income Fund
   partly sub-
   scribes--that of
   investing in se-
   curities believed
   to be undervalued
   in the market--
   reflects a
   contrarian ap-
   proach, in that
   the potential for
   superior relative
   performance is
   believed to be
   highest when
   stocks of funda-
   mentally solid
   companies are out
   of favor. The se-
   lection criteria
   is usually calcu-
   lated to identify
   stocks of large,
   well known compa-
   nies with solid
   financial
   strength and gen-
   erous dividend
   yields that have
   low price-earn-
   ings ratios and
   have been gener-
   ally overlooked
   by the market.

   Conservation of
   principal

   is a goal which
   aims to invest in
   a manner that
   tries to protect
   the value of your
   investment
   against market
   movements and
   other economic
   events.

   "High-quality"
   instruments

   have a very
   strong capacity
   to pay interest
   and repay
   principal.

The following questions and answers are designed to give you an overview of the Trust, and to provide you information about five of the Trust's investment portfolios, or "Funds," and their investment goals and principal strategies. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been ob-tained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," which is on page 22, and the glossary that follows on page 24.

Q:What are the Funds' investment goals, strategies and techniques?

A:

                                        Principal
                            Investment  Investment     Principal Investment
           Fund                Goal      Strategy           Techniques

 Blue Chip Growth Fund     capital      growth     invests primarily by active
                           appreciation            trading in common stocks
                                                   that demonstrate the
                                                   potential for capital
                                                   appreciation, issued by
                                                   companies with market
                                                   capitalizations of over $5
                                                   billion

 Mid-Cap Growth Fund       capital      growth     invests primarily by active
                           appreciation            trading in common stocks
                                                   that demonstrate the
                                                   potential for capital
                                                   appreciation, issued by
                                                   companies with market
                                                   capitalizations between $1
                                                   billion and $5 billion that
                                                   have coducted operations for
                                                   at least five years

 Small Company Growth Fund capital      growth     invests primarily by active
                           appreciation            trading in common stocks
                                                   that demonstrate the
                                                   potential for capital
                                                   appreciation, issued by
                                                   companies with market
                                                   capitalizations of $1
                                                   billion or less

 Growth and Income Fund    capital      growth and invests primarily by active
                           appreciation value      trading in common stocks,
                           and                     issued by companies of any
                           current                 size, that pay dividends,
                           income                  demonstrate the potential
                                                   for capital appreciation
                                                   and/or are believed to be
                                                   undervalued in the market

 Balanced Assets Fund      conservation asset      invests by active trading
                           of           allocation partly in common stocks that
                           principal    and growth demonstrate the potential
                           and                     for capital appreciation
                           capital                 issued by companies with
                           appreciation            market capitalizations of
                                                   over $1 billion, and partly
                                                   in high-quality bonds

--------------------------------------------------------------------------------

Q.What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, while the chart on page 22 describes various additional risks.

  Risks of Investing in Equity Securities

   The Blue Chip Growth, Mid-Cap Growth, Small Company Growth and Growth and Income Funds invest primarily in equity securities. In addition, the Bal-anced Assets Fund invests significantly in equity securities. As with any equity fund, the value of your investment in any of these Funds may fluctu-ate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well un-der circumstances in which "growth" stocks in general have fallen. In addi-tion, individual stocks selected for any of these Funds may underperform the market generally.

  Additional Principal Risks

   Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corpora-tion. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

  Additional Risks Specific to the Mid-Cap Growth Fund:

   Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. The Mid-Cap Growth Fund may be riskier than the Blue Chip Growth Fund.

  Additional Risks Specific to the Small Company Growth Fund:

   Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. The Small Company Growth Fund may be riskier than the Blue Chip Growth and the Mid-Cap Growth Funds.

  Additional Risks Specific to the Balanced Assets Fund:

   As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

   An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

Q:How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

     Fund Highlights
--------------------------------------------------------------------------------

BLUE CHIP GROWTH FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 22.65% (quarter
                                            ended 12/31/98) and the lowest
                                            return for a quarter was -25.00%
                                            (quarter ended 09/30/90).

  [BLUE
   CHIP
  GROWTH
   FUND
(CLASS B)
BAR GRAPH
 APPEARS
  HERE]

Average Annual Total Returns
(as of                                                            Return Since Inception*
the calendar year ended               Past One Past Five Past Ten               S&P 500(R)
December 31, 1998)                      Year     Years    Years     Fund         Index ***
Blue Chip Growth Fund**       Class A  20.85%   17.20%      N/A         16.38%         21.81%
                              Class B  23.36%   17.61%    12.42%        12.95%         15.02%
S&P 500(R) Index***                    28.57%   24.00%    18.95%         See Above

  *Inception Date - Class A: 10/08/93; Class B: 3/13/85

 **Includes sales charges.

***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

MID-CAP GROWTH FUND  (Class A)

    '89     12.76%                          During the 10-year period shown in
    '90    -25.11%                          the bar chart, the highest return
    '91     29.84%                          for a quarter was 25.13% (quarter
    '92      8.46%                          ended 12/31/98) and the lowest
    '93     19.39%                          return for a quarter was -23.52%
    '94     -4.76%                          (quarter ended 09/30/90).
    '95     31.04%
    '96      9.67%
    '97     30.25%
    '98     27.36%
                          [MID-CAP GROWTH FUND (CLASS A) BAR GRAPH APPEARS HERE]

Average Annual Total Returns                                              Return Since Inception*
(as of the calendar year ended          Past One Past Five   Past Ten                  S&P 500(R)       S&P 400(R)
December 31, 1998)                        Year     Years       Years         Fund       Index***    Mid-Cap Index ****
Mid-Cap Growth
 Fund**                         Class A  16.07%    13.80%         14.02%        13.21%   13.37%   Not Available Past 1991
                                Class B  18.16%    14.08%           N/A         12.16%   21.67%   18.68%
S&P 500(R) Index***                      28.57%    24.00%         18.95%               See Above
S&P 400(R) Mid-Cap
 Index****                               19.09%    18.80%  Not Available Past 1991                See Above

   *Inception Date - Class A: 01/28/87; Class B: 10/04/93

  **Includes sales charges.

 ***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

****The S&P 400(R) Mid-Cap Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 200 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries.

--------------------------------------------------------------------------------

[BAR CHART]

SMALL COMPANY GROWTH FUND  (Class A)

    '89     23.05%                          During the 10-year period shown in
    '90    -26.99%                          the bar chart, the highest return
    '91     54.85%                          for a quarter was 32.76% (quarter
    '92     20.12%                          ended 12/31/98) and the lowest
    '93     13.89%                          return for a quarter was -30.80%
    '94      4.73%                          (quarter ended 09/30/90).
    '95     50.16%
    '96     14.92%
    '97      3.34%
    '98     12.71%

                                                                       Return Since Inception*
Average Annual Total Returns            Past One Past Five Past Ten Fund   Russell 2000   Nasdaq
(as of the calendar year ended            Year     Years    Years           Index ***   Industrial
December 31, 1998)                                                                      Index****
Small Company Growth
 Fund**                         Class A    6.23%   14.68%   14.21%  13.65%     9.03%      10.33%
                                Class B    7.96%   15.08%     N/A   13.22%    11.11%      11.12%
Russell 2000 Index***                    (2.24)%   10.28%   11.08%            See Above
Nasdaq Industrial
 Index****                                 7.22%   10.10%   13.14%            See Above

*Inception Date: Class A: 1/28/87; Class B: 9/24/93

**Includes sales charges.

***The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies.

****The Nasdaq Industrial Index is a value-weighted index calculated on price change only and does not include income and is composed of more than 3,000 industrial issues.

[BAR CHART]

GROWTH AND INCOME FUND  (Class B)

                                            During the 4-year period shown in
    '95     33.94%                          the bar chart, the highest return
    '96     26.33%                          for a quarter was 21.46% (quarter
    '97     29.3 %                          ended 12/31/98 and the lowest
    '98     22.63%                          return for a quarter was -11.06%
                                            (quarter ended 09/30/98).

                                                                     Return Since
                                                                      Inception*
Average Annual Total Returns            Past One Past Five Past Ten Fund   S&P500(R)
(as of the calendar year ended            Year     Years    Years          Index***
December 31, 1998)
Growth and Income Fund**        Class A  16.27%      N/A      N/A   23.99%   26.93%
                                Class B  18.63%      N/A      N/A   24.83%   25.34%
S&P 500(R) Index***                      28.57%    24.00%   18.95%     See Above

*Inception Date: Class A: 7/01/94; Class B: 7/06/94

**Includes sales charges.

***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

     Fund Highlights
--------------------------------------------------------------------------------

BALANCED ASSETS FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 15.40% (quarter
                                            ended 12/31/98) and the lowest
                                            return for a quarter was -13.61%
                                            (quarter ended 09/30/90).
[BALANCED
  ASSETS
   FUND
(CLASS B)
BAR CHART
 APPEARS
  HERE]

                                                                           Return Since Inception*
Average Annual Total Returns                                                            Lehman Brothers
(as of the calendar year ended          Past One Past Five Past Ten Fund   S&P 500(R) Government/Corporate
December 31, 1998)                        Year     Years    Years           Index***       Index****
Balanced Assets Fund**          Class A  16.26%    14.53%     N/A   14.09%   21.77%           6.30%
                                Class B  18.59%    14.94%   13.66%  13.19%   14.88%           6.20%
S&P 500(R) Index***                      28.57%    24.00%   18.95%                See Above
Lehman Brothers
 Intermediate
 Government/Corporate
 Index****                                8.42%     6.59%    8.51%                See Above

*Inception Date: Class A: 9/24/93; Class B: 1/29/85

**Includes sales charges.

***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

****The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the United States Government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of 10 years are included.

--------------------------------------------------------------------------------



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                           Blue Chip                     Mid-Cap
                                          Growth Fund                  Growth Fund
                                          -----------                  -----------
                                    Class A Class B Class II     Class A Class B Class II
                                    ------- ------- --------     ------- ------- --------
               Shareholder Fees
                (fees paid
                directly from
                your
                investment)
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Purchases (as
                 a percentage
                 of offering
                 price)(/1/)         5.75%    None   1.00%        5.75%    None   1.00%
                Maximum
                 Deferred Sales
                 Charge (Load)
                 (as a
                 percentage of
                 amount
                 redeemed)(/2/)       None   4.00%   1.00%         None   4.00%   1.00%
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Reinvested
                 Dividends            None    None    None         None    None    None
                Redemption
                 Fee(/3/)             None    None    None         None    None    None
                Exchange Fee          None    None    None         None    None    None
               Maximum Account
                Fee                   None    None    None         None    None    None
               Annual Fund
                Operating
                Expenses
                (expenses that
                are deducted
                from Fund
                assets)
               Management Fees       0.75%   0.75%   0.75%        0.75%   0.75%   0.75%
                Distribution
                 (12b-1)
                 Fees(/4/)           0.35%   1.00%   1.00%        0.35%   1.00%   1.00%
                Other Expenses       0.42%   0.42%   2.75%        0.52%   0.58%   2.75%
               Total Annual
                Fund
                Operating
                Expenses
                Expense
                Reimbursement        1.52%   2.17%   4.50%(/5/)   1.62%   2.33%   4.50%(/5/)
               Expense
                Reimbursement(/6/)     --      --    2.33%          --      --    2.17%
               Net Expenses          1.52%   2.17%   2.17%        1.62%   2.33%   2.33%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within one year of pur-chase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase.

(3) A $15.00 fee may be imposed on wire redemptions.

(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------


     Small Company               Growth and                Balanced
      Growth Fund               Income Fund              Assets Fund
     -------------              -----------              -----------
Class A  Class B Class II Class A Class B Class II Class A Class B Class II
-------  ------- -------- ------- ------- -------- ------- ------- --------
 5.75%     None    1.00%   5.75%    None   1.00%    5.75%    None   1.00%
  None    4.00%    1.00%    None   4.00%   1.00%     None   4.00%   1.00%
  None     None     None    None    None    None     None    None    None
  None     None     None    None    None    None     None    None    None
  None     None     None    None    None    None     None    None    None
  None     None     None    None    None    None     None    None    None
 0.75%    0.75%    0.75%   0.75%   0.75%   0.75%    0.75%   0.75%   0.75%
 0.35%    1.00%    1.00%   0.35%   1.00%   1.00%    0.35%   1.00%   1.00%
 0.40%    0.39%   13.98%   0.40%   0.38%   7.39%    0.36%   0.33%   2.75%
 1.50%    2.14%   15.73%   1.50%   2.13%   9.14%    1.46%   2.08%   4.50%(/5/)
   --       --    13.58%     --      --    6.99%      --      --    2.42%
 1.50%    2.14%    2.15%   1.50%   2.13%   2.15%    1.46%   2.08%   2.08%

(5) The offering of Class II shares commenced for these Funds on December 1, 1998. The amounts shown are estimated based on expenses expected to have been incurred if Class II shares had been in existence for these Funds throughout the fiscal year ended September 30, 1998.

(6) The Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser may not increase such ratios without the approval of the Trustees, including a majority of the Independent Trustees. The Trustees, including a majority of the Independent Trustees, may terminate the expense waivers and fee reimbursements at any time.

     Fund Highlights
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares).............................. $ 721  $1,028  $1,356   $ 2,283
 (Class B shares)*.............................   620     979   1,364    2,262
 (Class II shares).............................   647   1,447   2,356    4,668
Mid-Cap Growth Fund
 (Class A shares)..............................   730   1,057   1,406    2,386
 (Class B shares)*.............................   636   1,027   1,445    2,406
 (Class II shares).............................   647   1,447   2,356    4,668
Small Company Growth Fund
 (Class A shares)..............................   719   1,022   1,346    2,263
 (Class B shares)*.............................   617     970   1,349    2,234
 (Class II shares)............................. 1,662   4,064   6,048    9,420
Growth and Income Fund
 (Class A shares)..............................   719   1,022   1,346    2,263
 (Class B shares)*.............................   616     967   1,344    2,227
 (Class II shares)............................. 1,081   2,650   4,179    7,480
Balanced Assets Fund
 (Class A shares)..............................   715   1,010   1,327    2,221
 (Class B shares)*.............................   611     952   1,319    2,178
 (Class II shares).............................   647   1,447   2,356    4,668
You would pay the following expenses if you did not redeem your shares:
                                                1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares).............................. $ 721  $ 1,028 $1,356   $2,283
 (Class B shares)*.............................   220     679   1,164    2,262
 (Class II shares).............................   547   1,447   2,356    4,668
Mid-Cap Growth Fund
 (Class A shares)..............................   730   1,057   1,706    2,386
 (Class B shares)*.............................   236     727   1,245    2,406
 (Class II shares).............................   547   1,447   2,356    4,668
Small Company Growth Fund
 (Class A shares)..............................   719   1,022   1,346    2,263
 (Class B shares)*.............................   217     670   1,149    2,234
 (Class II shares)............................. 1,573   4,064   6,048    9,420
Growth and Income Fund
 (Class A shares)..............................   719   1,022   1,346    2,263
 (Class B shares)*.............................   216     667   1,144    2,227
 (Class II shares).............................   986   2,650   4,179    7,480
Balanced Assets Fund
 (Class A shares)..............................   715   1,010   1,327    2,221
 (Class B shares)*.............................   211     652   1,119    2,178
 (Class II shares).............................   547   1,447   2,356    4,668

* Class B shares convert to Class A shares approximately seven years after purchase. Therefore, expense information for years 8, 9 and 10 is the same for both Class A and B shares.

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table repre-sent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Statement of Additional Information (SAI), which is available upon request.

BLUE CHIP GROWTH FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of   Total         period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ------      ----------
                                                                               Class A
                                                                               -------
10/08/93-
 9/30/94(/3/)...  $16.24    $    __0.09$     _(0.26)$    _(0.17)$   $ --    _(0.65)$ _(0.65)$  _15.42$  (1.05)%      __3,207$
9/30/95.........   15.42       0.02        2.99        3.01       --     (1.09)   (1.09)    17.34   21.29         42,407
9/30/96.........   17.34      (0.03)       2.22        2.19       --     (1.91)   (1.91)    17.62   13.88         51,993
9/30/97.........   17.62      (0.02)       5.05        5.03       --     (2.43)   (2.43)    20.22   32.96         67,812
9/30/98.........   20.22      (0.04)       0.91        0.87       --     (2.48)   (2.48)    18.61    5.09         72,536
                                                                               Class B
                                                                               -------
9/30/94.........  _16.28$    _(0.01)$    _(0.28)$    _(0.29)$   __--$   _(0.65)$ _(0.65)$  _15.34$  (1.81)%      _71,749$
9/30/95.........   15.34      (0.01)       2.89        2.88       --     (1.09)   (1.09)    17.13   20.51         39,533
9/30/96.........   17.13      (0.14)       2.19        2.05       --     (1.91)   (1.91)    17.27   13.17         36,199
9/30/97.........   17.27      (0.13)       4.90        4.77       --     (2.43)   (2.43)    19.61   32.02         37,633
9/30/98.........   19.61      (0.16)       0.87        0.71       --      2.48)   (2.48)    17.84    4.36         36,106
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average          Portfolio
Ended            net assets          net assets          turnover
------           ------------------ -------------------- ---------
10/08/93-
 9/30/94(/3/)... ___1.64%(/4/)(/5/)_____0.65%(/4/)(/5/)__   170%
9/30/95.........    1.58(/5/)           0.11(/5/)           251
9/30/96.........    1.57               (0.18)               269
9/30/97.........    1.54               (0.11)               211
9/30/98.........    1.52               (0.20)                90
9/30/94......... ___2.28%_______       (0.05)%              170%
9/30/95.........    2.22               (0.09)               251
9/30/96.........    2.23               (0.83)               269
9/30/97.........    2.22               (0.77)               211
9/30/98.........    2.17               (0.86)                90

----

(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load

(3) Commencement of sale of respective class of shares

(4) Annualized

(5) Net of the following expense reimbursements (based on average net assets):

                                                   9/30/94 9/30/95
                                                   ------- -------
     Blue Chip Growth Class A.....................  1.66%   .11%

--------------------------------------------------------------------------------

MID-CAP GROWTH FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/2/) unrealized) operations  income    gains   butions   period   Return(/1/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/94.........  $18.03      $0.04      $(1.64)     $(1.60)    $  --   $(2.65)  $(2.65)   $13.78     $(9.60)%   $32,906
9/30/95.........   13.78      (0.08)       4.14        4.06     (0.04)      --    (0.04)    17.80      29.51      37,714
9/30/96.........   17.80      (0.12)       2.21        2.09        --    (2.11)   (2.11)    17.78      12.92      41,904
9/30/97.........   17.78      (0.15)       3.83        3.68        --    (0.80)   (0.80)    20.66      21.54      46,051
9/30/98.........   20.66      (0.13)      (0.78)      (0.91)       --    (3.53)   (3.53)    16.22      (4.20)     38,437
                                                                                  Class B
                                                                                  -------
10/04/93-
 9/30/94(/4/)...  $18.12      $0.03      $(1.80)     $(1.77)   $   --   $(2.65)  $(2.65)   $13.70    $(10.56)%    $4,039
9/30/95.........   13.70      (0.18)       4.08        3.90     (0.02)      --    (0.02)    17.58      28.55       9.544
9/30/96.........   17.58      (0.24)       2.18        1.94        --    (2.11)   (2.11)    17.41      12.16      13,784
9/30/97.........   17.41      (0.28)       3.73        3.45        --    (0.80)   (0.80)    20.06      20.65      13,779
9/30/98.........   20.06      (0.25)      (0.76)      (1.01)       --    (3.53)   (3.53)    15.52      (4.93)     10,027
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average          Portfolio
Ended            net assets          net assets          turnover
------           ------------------ -------------------- ---------
9/30/94.........    1.76%               0.28%               555%
9/30/95.........    1.66               (0.51)               392
9/30/96.........    1.62               (0.69)               307
9/30/97.........    1.64               (0.84)               332
9/30/98.........    1.62               (0.75)               377
10/04/93-
 9/30/94(/4/)... ___2.43%(/3/)(/5/)_____0.20%(/3/)(/5/)____ 555%
9/30/95.........    2.31(/5/)          (0.17)(/5/)          392
9/30/96.........    2.32               (1.43)               307
9/30/97.........    2.35               (1.56)               332
9/30/98.........    2.33               (1.45)               377

----

(1) Total return is not annualized and does not reflect sales load

(2) Calculated based upon average shares outstanding

(3) Annualized

(4) Commencement of sale of respective class of shares

(5) Net of the following expense reimbursements (based on average net assets):

                                                   9/30/94 9/30/95
                                                   ------- -------
     Mid-Cap Growth Class B.......................  .48%    .17%

     Financial Highlights
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/94.........  $19.78     $(0.10)     $(1.40)     $(1.50)    $ --    $(1.46)  $(1.46)   $16.82       (7.74)%  $38,570
9/30/95.........   16.82      (0.04)       8.28        8.24       --     (0.41)   (0.41)    24.65       50.00     89,510
9/30/96.........   24.65      (0.16)       4.29        4.13       --     (4.53)   (4.53)    24.25       19.35    158,567
9/30/97.........   24.25      (0.30)       5.18        4.88       --     (0.86)   (0.86)    28.27       20.84    185,241
9/30/98.........   28.27      (0.18)      (6.59)      (6.77)      --     (2.40)   (2.40)    19.10      (25.00)   105,243
                                                                                  Class B
                                                                                  -------
9/30/94.........  $19.78     $(0.20)     $(1.42)     $(1.62)    $ --    $(1.46)  $(1.46)   $16.70       (8.40)%  $52,208
9/30/95.........   16.70      (0.16)       8.19        8.03       --     (0.41)   (0.41)    24.32       49.08     68,313
9/30/96.........   24.32      (0.29)       4.20        3.91       --     (4.53)   (4.53)    23.70       18.60    107,839
9/30/97.........   23.70      (0.44)       5.03        4.59       --     (0.86)   (0.86)    27.43       20.08    124,450
9/30/98.........   27.43      (0.33)      (6.36)      (6.69)      --     (2.40)   (2.40)    18.34      (25.52)    61,398
                                                                                 Class II*
                                                                                ----------
2/2/98-
 9/30/98(/4/)...  $21.11     $(0.19)     $(2.58)     $(2.77)    $ --      $ --     $ --    $18.34     (13.12)%      $168
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average          Portfolio
Ended            net assets          net assets          turnover
------           ------------------ -------------------- ---------
9/30/94.........    1.67%               (0.60)%             411%
9/30/95.........    1.57                (0.22)              351
9/30/96.........    1.53                (0.68)              240
9/30/97.........    1.72                (1.27)              343
9/30/98.........    1.50                (0.79)              292
9/30/94.........    2.31%               (1.23)%             411%
9/30/95.........    2.22                (0.84)              351
9/30/96.........    2.16                (1.30)              240
9/30/97.........    2.34                (1.89)              343
9/30/98.........    2.14                (1.44)              292
2/2/98-
 9/30/98(/4/)...    2.15%(/3/)(/5/)    (1.35)%(/3/)(/5/)    292%

----

  (1) Total return is not annualized and does not reflect sales load

  (2) Calculated based upon average shares outstanding

  (3) Annualized

  (4) Commencement of sales of respective class of shares

  (5) Net of the following expense reimbursements (based on average net as-sets):

                                                               9/30/98
                                                               -------
     Small Company Growth Class II............................ 13.58%

  *Formerly Class C. Class C shares were redesignated Class II shares on De-cember 1, 1998.
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions          Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from    Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains  butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- ------- -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
7/01/94-
 9/30/94(/3/)...  $ 7.33     $ 0.07      $ 0.10      $ 0.17    $(0.06)    $ --  $(0.06)   $ 7.44       2.34%    $ 3,098
9/30/95.........    7.44       0.32        1.08        1.40     (0.30)   (0.15)  (0.45)     8.39      19.53       3,532
9/30/96.........    8.39       0.14        2.50        2.64     (0.17)   (0.39)  (0.56)    10.47      32.59      21,099
9/30/97.........   10.47       0.05        3.40        3.45     (0.03)   (0.44)  (0.47)    13.45      34.18      47,219
9/30/98.........   13.45       0.02        0.68        0.70       --     (1.35)  (1.35)    12.80       5.53      57,129
                                                                                  Class B
                                                                                  -------
7/06/94-
 9/30/94(/3/)...  $ 7.33     $ 0.05      $ 0.11      $ 0.16    $(0.05)  $   --  $(0.05)   $ 7.44       2.19%    $   229
9/30/95.........    7.44       0.35        1.03        1.38     (0.28)   (0.15)  (0.43)     8.39      19.19       2,538
9/30/96.........    8.39       0.08        2.50        2.58     (0.13)   (0.39)  (0.52)    10.45      31.75      13,903
9/30/97.........   10.45      (0.03)       3.39        3.36     (0.01)   (0.44)  (0.45)    13.36      33.30      55,530
9/30/98.........   13.36      (0.07)       0.68        0.61       --     (1.35)  (1.35)    12.62       4.84      79,004
                                                                                 Class II*
                                                                                 ---------
2/2/98-
 9/30/98(/3/)...  $12.78     $(0.04)     $(0.13)     $(0.17)     $ --     $ --    $ --    $12.61     (1.33)%     $  963
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average          Portfolio
Ended            net assets          net assets          turnover
------           ------------------ -------------------- ---------
7/01/94-
 9/30/94(/3/)...    1.50%(/4/)(/5/)      3.48%(/4/)(/5/)      8%
9/30/95.........    0.46(/5/)            4.16(/5/)          230
9/30/96.........    0.96(/5/)            1.52(/5/)          161
9/30/97.........    1.38(/5/)            0.45(/5/)          200
9/30/98.........    1.50                 0.12               150
7/06/94-
 9/30/94(/3/)...    2.15%(/4/)(/5/)      2.86%(/4/)(/5/)      8%
9/30/95.........    0.30(/5/)            4.48(/5/)          230
9/30/96.........    1.58(/5/)            0.73(/5/)          161
9/30/97.........    2.05(/5/)           (0.27)(/5/)         200
9/30/98.........    2.13                (0.52)              150
2/2/98-
 9/30/98(/3/)...    2.15%(/4/)(/5/)    (0.57)%(/4/)(/5/)    150%

----

  (1) Calculated based upon average shares outstanding

  (2) Total return is not annualized and does not reflect sales load

  (3) Commencement of sale of respective class of shares

  (4) Annualized

  (5) Net of the following expense reimbursements (based on average net as-sets):

                                        9/30/94 9/30/95 9/30/96 9/30/97 9/30/98
                                        ------- ------- ------- ------- -------
     Growth and Income Class A.........   4.48%  2.96%   1.01%   0.22%     --
     Growth and Income Class B.........  20.35%  5.07%   1.14%   0.21%     --
     Growth and Income Class II........     --     --      --      --    6.99%

  *Formerly Class C. Class C shares were redesignated Class II shares on De-cember 1, 1998.

     Financial Highlights
--------------------------------------------------------------------------------

BALANCED ASSETS FUND

                                           Net
                                       gain (loss)
                                       on invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,     invest-    realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning    ment         and        ment      ment    capital  distri-   end of      Total      period
Ended            of period income(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/94.........  $15.13      $0.30      $(0.23)     $ 0.07    $(0.28)  $(0.30)  $(0.58)   $14.62       0.50%    $ 52,098
9/30/95.........   14.62       0.32        2.51        2.83     (0.45)   (0.58)   (1.03)    16.42      20.68      119,916
9/30/96.........   16.42       0.27        1.39        1.66     (0.28)   (0.99)   (1.27)    16.81      10.65      147,035
9/30/97.........   16.81       0.31        3.43        3.74     (0.31)   (1.75)   (2.06)    18.49      24.81      169,201
9/30/98.........   18.49       0.29        1.29        1.58     (0.30)   (1.74)   (2.04)    18.03       9.32      189,668
                                                                                  Class B
                                                                                  -------
9/30/94.........  $15.13      $0.20      $(0.23)     $(0.03)   $(0.18)  $(0.30)  $(0.48)   $14.62     (0.14)%    $180,655
9/30/95.........   14.62       0.23        2.51        2.74     (0.36)   (0.58)   (0.94)    16.42      19.96      162,115
9/30/96.........   16.42       0.17        1.38        1.55     (0.18)   (0.99)   (1.17)    16.80       9.93      171,197
9/30/97.........   16.80       0.21        3.43        3.64     (0.21)   (1.75)   (1.96)    18.48      24.09      173,435
9/30/98.........   18.48       0.18        1.28        1.46     (0.19)   (1.74)   (1.93)    18.01       8.62      165,926
                            Ratio of net
                             investment
                  Ratio of     income
                  expenses     (loss)
Period           to average  to average  Portfolio
Ended            net assets  net assets  turnover
------           ---------- ------------ ---------
9/30/94.........    1.58%       2.00%       141%
9/30/95.........    1.50        2.13        130
9/30/96.........    1.52        1.63        187
9/30/97.........    1.50        1.86        149
9/30/98.........    1.46        1.59         80
9/30/94.........    2.21%       1.36%       141%
9/30/95.........    2.12        1.59        130
9/30/96.........    2.12        1.03        187
9/30/97.........    2.11        1.26        149
9/30/98.........    2.08        0.97         80

----

  (1) Calculated based upon average shares outstanding

  (2) Total return is not annualized and does not reflect sales load

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

Each Fund offers three Classes of shares through this prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

      Class A               Class B               Class II
 . Front-end sales     . No front-end         . Front-end sales
  charges, as           sales charge;          charge, as
  described below.      all your money         described below.
  There are             goes to work for
  several ways to       you right away.      . Higher annual
  reduce these                                 expenses than
  charges, also       . Higher annual          Class A shares.
  described below.      expenses than
                        Class A shares.      . Deferred sales
 . Lower annual                                 charge on shares
  expenses than       . Deferred sales         you sell within
  Class B or Class      charge on shares       eighteen months
  II shares.            you sell within        of purchase, as
                        six years of           described below.
                        purchase, as         . No conversion to
                        described below.       Class A.

                      . Automatic
                        conversion to
                        Class A shares
                        after
                        approximately
                        seven years,
                        thus reducing
                        future annual
                        expenses.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

                                                                   Concession to
                                                   Sales Charge       Dealers
                                                 -------------------------------
                                                   % of   % of Net     % of
                                                 Offering  Amount    Offering
Your Investment                                   Price   Invested     Price
                                                 -------------------------------
Less than $50,000...............................  5.75%    6.10%       5.00%

$50,000 but less than $100,000..................  4.75%    4.99%       4.00%

$100,000 but less than $250,000.................  3.75%    3.90%       3.00%

$250,000 but less than $500,000.................  3.00%    3.09%       2.25%

$500,000 but less than $1,000,000...............  2.10%    2.15%       1.35%

$1,000,000 or more..............................   None     None       1.00%

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase.

Class B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                                                          CDSC on shares being
    Years after purchase                                  sold
    1st or 2nd year                                       4.00%
    3rd or 4th year                                       3.00%
    5th year                                              2.00%
    6th year                                              1.00%
    7th year and thereafter                               None

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

Class II. Sales Charges are as follows:

                                                                                   Concession to
                    Sales Charge                                                      Dealers
         ---------------------------------------------------------------------------------------
           % of                       % of Net                                         % of
         Offering                      Amount                                        Offering
          Price                       Invested                                         Price
         ---------------------------------------------------------------------------------------
         1.00%                         1.01%                                           1.00%

There is also a CDSC of 1% on shares you sell within eighteen months after you buy them.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors. Various individuals and institutions may pur-chase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor

  . participants in certain retirement plans that meet applicable conditions

  . Fund Trustees and other individuals who are affiliated with the Funds or other SunAmerica Mutual Funds and their families

  . selling brokers and their employees and sales representatives and their families

  . participants in "Net Asset Value Transfer Program"

We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:

  . within one year of the shareholder's death or becoming disabled

  . taxable distributions or loans to participants made by qualified retire-ment plans or retirement accounts (not including rollovers) for which the Adviser serves as a fiduciary

  . Trustees and other individuals who are affiliated with any Fund or other
    SunAmerica Mutual Funds and their families

  . to make taxable distributions from certain retirement plans

  . to make payments through the Systematic Withdrawal Plan (subject to cer-tain conditions)

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the SAI.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege If you sell shares of a Fund, you may invest some or all of the proceeds in the same share class of the same Fund within one year without a sales charge. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).

12b-1 FEES

Each class of shares of each Fund has its own 12b-1 plan that provides for dis-tribution and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

       Class                    Distribution Fee                                   Service Fee
        A                            0.10%                                            0.25%
        B                            0.75%                                            0.25%
        II                           0.75%                                            0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

  .non-retirement account: $500

  .retirement account: $250

  .dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Funds are as follows:

  .non-retirement account: $100

  .retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully follow-ing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can ini-tiate any purchase, exchange or sale of shares through your broker or finan-cial advisor.

     Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES

Opening an account                Adding to an account

By check
 ................................................................................

  . Make out a check for the         . Make out a check for the
    investment amount,                 investment amount payable
    payable to the specific            to the specific Fund or
    Fund or SunAmerica Funds.          SunAmerica Funds.

  . Deliver the check and            . Include the stub from
    your completed Account             your Fund statement or a
    Application (and                   note specifying the Fund
    Supplemental Account               name, your share class,
    Application, if                    your account number and
    applicable) to your                the name(s) in which the
    broker or financial                account is registered.
    advisor, or mail them to:
                                     . Indicate the Fund and
    SunAmerica Fund Services, Inc.     account number in the
    Mutual Fund Operations,            memo section of your
    3rd Floor                          check.
    The SunAmerica Center
    733 Third Avenue                 . Deliver the check and
    New York, New York 10017-3204.     your note to your broker
                                       or financial advisor, or
                                       mail them to

                                       Non-Retirement Accounts:
                                       SunAmerica Fund Services, Inc.
                                       c/o NFDS
                                       P.O. Box 419373
                                       Kansas City, Missouri 64141-6373

                                       Retirement Accounts:
                                       SunAmerica Fund Services, Inc.
                                       Mutual Fund Operations,
                                       3rd Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-3204

By wire
 ................................................................................

  . Deliver your completed           . Instruct your bank to
    application to your                wire the amount of your
    broker or financial                investment to:
    advisor or fax it to
    SunAmerica Fund Services,          State Street Bank & Trust Company
    Inc. at 212-551-5585.              Boston, MA
                                       ABA #0110-00028
  . Obtain your account num-           DDA # 99029712
    ber by referring to your
    statement or by calling
    your broker or financial      Specify the Fund name, your
    advisor or                    share class, your Fund num-
    Shareholder/Dealer Serv-      ber, account number and the
    ices at 1-800-858-8850,       name(s) in which the account
    ext. 5125.                    is registered. Your bank may
                                  charge a fee to wire funds.
  . Instruct your bank to
    wire the amount of your
    investment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

--------------------------------------------------------------------------------

SELLING SHARES

How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

  . Accounts of any type.            . Call your broker or
                                       financial advisor to
  . Sales of any amount.               place your order to sell
                                       shares.

By mail
 ................................................................................

  . Accounts of any type.            . Write a letter of
                                       instruction indicating
  . Sales of any amount.               the Fund name, your share
                                       class, your account
                                       number, the name(s) in
                                       which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.

                                     . Include all signatures
                                       and any additional
                                       documents that may be
                                       required (see next page).

                                     . A check will normally be
                                       mailed on the next
                                       business day to the
                                       name(s) and address in
                                       which the account is
                                       registered, or otherwise
                                       according to your letter
                                       of instruction.

                                     . Mail the materials to:

                                       SunAmerica Fund Services, Inc.
                                       Mutual Fund Operations,
                                       3rd Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-3204
By phone
 ................................................................................

  . Most accounts.                   . Call Shareholder/Dealer
                                       Services at 1-800-858-
  . Sales of less than                 8850 between 8:30 a.m.
    $100,000.                          and 7:00 p.m. (Eastern
                                       time) on most business
                                       days. State the Fund
                                       name, the name of the
                                       person requesting the
                                       redemption, your share
                                       class, your account
                                       number, the name(s) in
                                       which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.

                                     . A check will be mailed to
                                       the name(s) and address
                                       in which the account is
                                       registered, or to a dif-
                                       ferent address indicated
                                       in a written authoriza-
                                       tion previously provided
                                       to the Fund by the share-
                                       holder(s) on the account.
By wire
 ................................................................................

  . Request by mail to sell          . Proceeds will normally be
    any amount (accounts of            wired on the next
    any type).                         business day. A $15 fee
                                       will be deducted from
  . Request by phone to sell           your account.
    less than $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------


Selling shares in writing. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  . your address of record has changed within the past 30 days

  . you are selling more than $100,000 worth of shares

  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  . a broker or securities dealer

  . a federal savings, cooperative or other type of bank

  . a savings and loan or other thrift institution

  . a credit union

  . a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures ap-proved by the Trustees.

Buy and sell prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after your request is received in proper form by the Trust. If your order is received by the Trust or the Distributor before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Trust before its close of business. The Trust and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribu-tion in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on ac-counts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other SunAmerica Mutual Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A System-atic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class C or Class II shares that you purchased prior to December 1, 1998 for another Fund's Class II shares (which currently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. A Fund may also refuse any exchange order.

--------------------------------------------------------------------------------

Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

Multi-party checks. The Trust may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Trust is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call
Shareholder/Dealer Services at 1-800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to the SunAmerica Mutual Funds of your choice. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use:

  . Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buy-ing shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  . Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.

Systematic Exchange Program may be used to exchange shares of a Fund periodi-cally for the same class of shares of one or more other SunAmerica Mutual Funds. To use:

  . Specify the SunAmerica Mutual Fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  . Specify the amount(s). Each exchange must be worth at least $25.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are re-deemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850 for more information, including the cost of the As-set Protection Plan option.

     Shareholder Account Information
--------------------------------------------------------------------------------

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Shareholder/Dealer Services at 1-800-858-8850.

TAX, DIVIDEND AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from your bank account)

  . after any changes of name or address of the registered owner(s)

  . in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be rein-vested in any other SunAmerica Mutual Fund or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or fi-nancial advisor or call Shareholder/Dealer Services at 1-800-858-8850 to change dividend and distribution payment options.

Taxability of dividends. Each Fund intends to continue to qualify for the spe-cial tax treatment afforded regulated investment companies. As long as each Fund so qualifies, the Funds will not be subject to federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable to you. Distributions of a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the pre-vious December. Corporations may be entitled to take a dividends-received de-duction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions. Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Trust may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

--------------------------------------------------------------------------------



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     More Information About the Funds
--------------------------------------------------------------------------------


                           FUND INVESTMENT STRATEGIES

   Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. We have included a glossary to define the investment and risk terminology used in the chart.

                                       Blue Chip               Mid-cap
                                        Growth                  Growth
What is the Fund's              Capital appreciation     Capital appreciation
 investment goal?
-----------------------------------------------------------------------------
What are the Fund's             growth                   growth
principal investment
strategies?
-----------------------------------------------------------------------------
What are the Fund's             . active trading of      . active trading of
principal investment              stocks of large          stocks of medium
techniques?                       companies that offer     sized companies
                                  the potential for        that offer the
                                  capital appreciation     potential for
                                                           capital
                                                           appreciation
-----------------------------------------------------------------------------
What are the Fund's             . stocks of large        . stocks of medium-
principal investments (under      companies (at least      sized companies
normal market conditions)?        65% of total assets)     (at least 65% of
                                                           total assets)
-----------------------------------------------------------------------------
What are the Fund's             . stock market           . stock market
principal risks?                  volatility               volatility
                                . securities selection   . securities
                                                           selection
                                                         . small market
                                                           capitalization
-----------------------------------------------------------------------------
What other investment
strategies can the Fund use?
 .Fixed income securities
  Investment grade              Yes                      Yes
  Junk bonds                    No                       No
 . Small company stocks          Yes                      Yes
 . Short-term investments        Yes (up to 10%)          Yes (up to 10%)
 . Defensive investments         Yes                      Yes
 . Foreign securities            Yes                      Yes
 . Illiquid securities           Yes (up to 15%)          Yes (up to 15%)
 . Securities lending            Yes (up to 33 1/3%)      Yes (up to 33 1/3%)
 . Borrowing for temporary or    Yes (up to 5%)           Yes (up to 5%)
  emergency purposes
 . Options and futures           Yes                      Yes
 . Special situations            Yes                      Yes
-----------------------------------------------------------------------------
What other potential risks      .foreign exposure        .foreign exposure
can affect a Fund?              .interest rate           .interest rate
                                 fluctuations             fluctuations
                                .credit quality          .credit quality
                                .small market            .illiquidity
                                 capitalization          .derivatives
                                .illiquidity             .hedging
                                .derivatives             .emerging markets
                                .hedging                 .euro conversion
                                .emerging markets
                                .euro conversion

--------------------------------------------------------------------------------


           Small Company           Growth and                  Balanced
               Growth                Income                     Assets
          Capital           Capital appreciation and   Conservation of principal
           appreciation     current income             and capital appreciation
-------------------------------------------------------------------------------
          growth            growth and value           asset allocation and
                                                       growth
-------------------------------------------------------------------------------
          . active trading  . active trading of stocks . active trading of stocks
            of stocks of      that pay dividends         that offer the potential
            small           . active trading of          for capital appreciation
            companies that    stocks that offer        . purchase high-quality
            offer the         the potential for          bonds
            potential for     capital appreciation
            capital         . active trading of stocks
            appreciation      that are believed to be
                              undervalued

-------------------------------------------------------------------------------
          . stocks of       . stocks                   . stocks and bonds (at
            small                                        least 25% of total
            companies (at                                assets will be
            least 65% of                                 invested in
            total assets)                                senior fixed-income
                                                         securities)
-------------------------------------------------------------------------------
          . stock market    . stock market volatility  . stock and bond market
            volatility      . securities selection       volatility
          . securities                                 . securities selection
            selection                                  . interest rate
          . small market                                 fluctuations
            capitalization                             . credit quality
-------------------------------------------------------------------------------
          Yes               Yes                        see principal investments
                                                       above
          No                Yes (up to 15%)            No
          see principal     Yes                        Yes (up to 20%)
           investments
           above
          Yes (up to 10%)   Yes (up to 10%)            Yes (up to 10%)
          Yes               Yes                        Yes
          Yes               Yes                        Yes
          Yes (up to 15%)   Yes (up to 15%)            Yes (up to 15%)
          Yes (up to 33     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
           1/3%)
          Yes (up to 5%)    Yes (up to 5%)             Yes (up to 5%)
          Yes               Yes                        Yes
          Yes               Yes                        Yes
-------------------------------------------------------------------------------
          . foreign         . foreign exposure         . foreign exposure
            exposure        . interest rate            . small market
          . interest rate     fluctuations               capitalizations
            fluctuations    . credit quality           . illiquidity
          . credit quality  . small market             . derivatives
          . illiquidity       capitalizations          . hedging
          . derivatives     . junk bonds               . emerging markets
          . hedging         . illiquidity              . euro conversion
          . emerging        . derivatives
            markets         . hedging
          . euro conversion . emerging markets
                            . euro conversion

     More Information About the Funds
--------------------------------------------------------------------------------

      GLOSSARY

   Large companies and medium-sized companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small companies generally will be companies that have been in business for a shorter period of time.

   The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible in-crease in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. During periods of increased market volatility, active trading may be more pronounced.

Asset allocation means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.

Large companies have market capitalizations of over $5 billion. A "blue chip" stock is one issued by a large company that the Adviser considers comparable to the stocks included in the Standard & Poor's 500 Composite Stock Price Index at the time of purchase and is traded on the New York Stock Exchange, American Stock Exchange or on other national exchanges or on foreign exchanges.

Medium-sized companies have market capitalizations ranging from $1 billion to $5 billion.

Small companies have market capitalizations of $1 billion or less.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' ac-ceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in re-sponse to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securi-ties, such as European Depository Receipts (EDRs) and Global Depository Re-ceipts (GDRs).

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may borrow for temporary or emergency purposes including to meet redemp-tions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest ex-pense and other fees. The cost of borrowing may reduce a Fund's return.

A derivative instrument is a contract whose value is based on the performance of an underlying asset, such as an option or a future.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a spe-cial situation might include, among others, a new product or process, a techno-logical breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Invest-ments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the ex-pected attention.

--------------------------------------------------------------------------------


RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securi-ties of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as in the U.S. For-eign investments will also be affected by local political or economic develop-ments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions,

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Emerging market: An emerging market country is one that the World Bank, the In-ternational Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indi-cates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Euro conversion: Effective January 1, 1999, several European countries irrevo-cably fixed their existing national currencies to a new single European cur-rency unit, the "euro." Certain European investments may be subject to addi-tional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Funds. There can be no assur-ance that a Fund will not suffer any adverse consequences as a result of the euro conversion.

     Fund Management
--------------------------------------------------------------------------------

Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of each Fund. In addition to managing the Funds, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Seasons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. The Adviser managed, advised or ad-ministered assets in excess of $15 billion as of October 31, 1998.

For the fiscal year ended September 30, 1998, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:

             Fund              Fee
             ----              ---

         Blue Chip Growth      0.75%

         Mid-Cap Growth        0.75%

         Small Company Growth  0.75%

         Growth and Income     0.75%

         Balanced Assets       0.75%

The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds. Also, the Fixed Income Investment Team is responsible for the portfolio management of a portion of the Balanced Assets Fund and assists the portfolio management of each Fund. Together, the Teams consist of sixteen portfolio managers, research analysts and traders.

Distributor. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose repre-sentatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sport-ing events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensa-tion may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who re-ceive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Distributor based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Funds' 12b-1 plans. Banks and other financial services firms may be subject to various state laws regard-ing these services, and may be required to register as dealers pursuant to state law.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of .22% of average daily net assets. This fee represents the full cost of providing share-holder and transfer agency services to the Trust.

The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

Year 2000. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could poten-tially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the im-portance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semiannual Reports. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a writ-ten analysis of market conditions and investment strategies that signifi-cantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204

  1-800-858-8850

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by writing the Public Reference Sec-tion of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                     [LOGO APPEARS HERE] SUN AMERICA
                                                         MUTUAL FUNDS


DISTRIBUTOR:                  SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801

     January 29, 1999 PROSPECTUS
--------------------------------------------------------------------------------

"DOGS" OF WALL STREET FUND




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     [SUNAMERICA MUTUAL FUNDS LOGO APPEARS HERE]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS........................................   2

                    FINANCIAL HIGHLIGHTS...................................   5

                    PERFORMANCE OF "DOGS" OF WALL STREET MODEL STRATEGY ...   6

                    SHAREHOLDER ACCOUNT INFORMATION........................   8

                    MORE INFORMATION ABOUT THE FUND........................  17

                      Fund Investment Strategies...........................  17

                    FUND MANAGEMENT........................................  20


                                 [LOGO OF SUNAMERICA MUTUAL FUNDS APPEARS HERE]

     Fund Highlights
--------------------------------------------------------------------------------

                                                                             Q&A

    The Fund's stock
    selection
    criteria is
    designed to
    implement a
    "value" oriented
    philosophy of
    investing
    principally that
    in securities
    believed to be
    undervalued in
    the market. This
    philosophy
    reflects a
    contrarian
    approach, in
    that the
    potential for
    superior
    relative
    performance is
    believed to be
    highest when
    stocks of
    fundamentally
    solid companies
    are out of
    favor. The
    selection
    criteria is
    calculated to
    identify stocks
    of large, well-
    known companies
    with solid
    financial
    strength and
    generous
    dividend yields
    that have low
    price-earnings
    ratios and have
    been generally
    overlooked by
    the market.

    Market capitalization

    represents the
    total market
    value of the
    outstanding
    securities of a
    corporation.

The following questions and answers are designed to give you an overview of the Fund and to provide you information about its investment goal and principal strategies. The Fund operates as a separate mutual fund and has its own invest-ment goal and a strategy for pursuing it. There can be no assurance that the Fund's investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Fund," which is on page 17, and the glossary that follows on page 18.

B:What are the Fund's investment goals, strategies and techniques?

A:

                                                Principal
                    Investment                  Investment   Principal Investment
                       Goal                      Strategy         Techniques
   total return (including capital appreciation growth and employ a "buy and hold"
   and current income)                          value      strategy with thirty
                                                           high dividend yielding
                                                           common stocks selected
                                                           annually from the Dow
                                                           Jones Industrial Average
                                                           and the broader market

  The Fund annually selects thirty high dividend yielding common stocks, con-sisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immedi-ately after the Fund buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Fund will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Fund, the Adviser will invest the addi-tional funds in the pre-selected stocks based on each stock's respective percentage of the Fund's assets.

  The Fund employs a "buy and hold strategy." This means that the stocks in the Fund's portfolio over the course of the year will not change, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and re-demptions of Fund shares during the year and changes in the market value of the stocks held by the Fund, it is likely that the weightings of the stocks in the Fund's portfolio will fluctuate throughout the course of the year.

Q:What are the principal risks of investing in the Fund?

A: The following section describes the principal risks of the Fund, while the chart on page 17 describes various additional risks.

  Risks of Investing in Equity Securities

   The Fund invests primarily in equity securities. As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market condi-tions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for the Fund may underperform the market generally.

  Risks of a "Disciplined Strategy"

   The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques

--------------------------------------------------------------------------------

   available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

  Risks of Investing in a "Non-Diversified" Fund

   The Fund is organized as a "non-diversified" fund. As a non-diversified fund, the Fund can invest a larger portion of assets in the stock of a sin-gle company than can some other mutual funds; by concentrating in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

  Additional Principal Risks

   Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corpora-tion. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

Q:What are the Fund's expenses?

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                         "Dogs" of Wall
                                          Street Fund
                                         --------------
                                    Class A Class B Class II
                                    ------- ------- --------
Shareholder Fees (fees paid
directly
from your investment)
 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)(/1/)  5.75%    None   1.00%
 Maximum Deferred Sales Charge
 (Load)
 (as a percentage of amount
 redeemed)(/2/)                       None   4.00%   1.00%
 Maximum Sales Charge (Load)
 Imposed on
 Reinvested Dividends                 None    None    None
 Redemption Fee(/3/)(/4/)            1.50%   1.50%   1.50%
 Exchange Fee(/3/)                   1.50%   1.50%   1.50%
Maximum Account Fee                   None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)
 Management Fees                     0.35%   0.35%   0.35%
 Distribution (12b-1) Fees(/5/)      0.35%   1.00%   1.00%
 Other Expenses                      0.68%   0.83%   0.75%
Total Annual Fund Operating
Expenses                             1.38%   2.18%   2.10%
Expense Reimbursement(/6/)          1.285%   0.58%   0.58%
Net Expenses                        0.095%   1.60%   1.60%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within one year of pur-chase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase.

(3) If shares are redeemed or exchanged within 90 days of purchase, a 1.50% fee will be assessed on the proceeds of the transaction. This fee will be paid to the Fund.

(4) A $15.00 fee may be imposed on wire redemptions.

     Fund Highlights
--------------------------------------------------------------------------------

(5) Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) The Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser may not increase such ratios without the approval of the Trustees, including a majority of the Independent Trustees. The Trustees, including a majority of the Independent Trustees, may terminate the expense waivers and fee reimbursements at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
"Dogs" of Wall Street Fund
 (Class A shares)...............................  $707   $987   $1,287   $2,137
 (Class B shares)*..............................   621    982    1,369    2,216
 (Class II shares)..............................   411    751    1,218    2,507

You would pay the following expenses if you did not redeem your shares:

                                                 1 Year 3 Years 5 Years 10 Years
"Dogs" of Wall Street Fund
 (Class A shares)...............................  $707   $987   $1,287   $2,137
 (Class B shares)*..............................   221    682    1,169    2,216
 (Class II shares)..............................   311    751    1,218    2,507

------
* Class B shares convert to Class A shares approximately seven years after pur-chase. Therefore, expense information for years 8, 9 and 10 is the same for both Class A and B shares.

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table rep-resent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Addi-tional Information (SAI), which is available upon request.

                                       Net
                                   gain (loss)
                             Net   on invest-    Total    Dividends Distri-
                 Net Asset invest- ments (both    from    from net  butions         Net Asset             Net Assets
                  Value,    ment    realized    invest-    invest-   from    Total   Value,                 end of
Period           beginning income      and        ment      ment    capital distri-  end of      Total      period
Ended            of period  (/1/)  unrealized) operations  income    gains  butions  period   Return(/2/)  (000's)
------           --------- ------- ----------- ---------- --------- ------- ------- --------- ----------- ----------
                                                                                Class A
                                                                                -------
6/08/98-
9/30/98(/3/)....  $12.50    $0.07    $(1.51)     $(1.44)    $ --     $ --    $ --    $11.06     (11.52)%   $16,672
                                                                                Class B
                                                                                -------
6/08/98-
9/30/98(/3/)....  $12.50    $0.04    $(1.51)     $(1.47)    $ --     $ --    $ --    $11.03     (11.76)%   $19,734
                                                                               Class II
                                                                               --------
6/08/98-
9/30/98(/3/)....  $12.50    $0.04    $(1.51)     $(1.47)    $ --     $ --    $ --    $11.03     (11.76)%   $20,108
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
6/08/98-
9/30/98(/3/)....    0.95%(/4/)(/5/)     1.78%(/4/)(/5/)     0%
6/08/98-
9/30/98(/3/)....    1.60%(/4/)(/5/)     1.39%(/4/)(/5/)     0%
6/08/98-
9/30/98(/3/)....    1.60%(/4/)(/5/)     1.45%(/4/)(/5/)     0%

------

  (1) Calculated based upon average shares outstanding

  (2) Total return is not annualized and does not reflect sales load

  (3) Commencement of sale of respective class of shares

  (4) Annualized

  (5) Net of the following expense reimbursements (based on average net as-sets):

                                                             9/30/98
                                                             -------
      Class A...............................................  0.43%
      Class B...............................................  0.58
      Class II..............................................  0.50

     Performance of "Dogs" of Wall Street Model Strategy
--------------------------------------------------------------------------------

The following tables give some illustration of the risks of investing in the Fund by comparing the actual performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), the hypothetical results of a model strategy employing the same stock selection criteria as the Fund, rebalanced annually, for the historical periods indicated, and the actual performance of the Fund. The S&P 500 is used as the performance comparison because (1) it is the perfor-mance benchmark against which the Fund will be measured; and (2) it is the in-dex most widely recognized as representative of the performance of the U.S. stock market.

The Fund's actual performance may differ from that of the model strategy for the following reasons: the Fund may not be fully invested at all times; appre-ciation or depreciation in an individual stock's value may cause stocks held by the Fund to be weighted unequally at any particular time; cash surpluses and deficits from purchases and redemptions of Fund shares may cause the Adviser to buy and sell stocks for the Fund between annual rebalancings; and the Adviser may modify slightly the Fund's investment strategy as federal tax laws require. However, except as described above, the Adviser can presently foresee no cir-cumstances that would cause deviation from the stock selection criteria used in managing the Fund. All returns contained in the tables below reflect reinvest-ment of dividends and other earnings. The hypothetical results of the model strategy are based on statistical data gathered by the Adviser.

                     Performance Comparison of S&P 500 and

 Hypothetical and Actual Results of the Strategy for "Dogs" of Wall Street Fund

                   December 31, 1988 - December 31, 1998

The following tables represent the hypothetical performance obtained by apply-ing the Fund's stock selection criteria retroactively to June 7, 1998, and the Fund's actual performance from June 8, 1998 to December 31, 1998. The perfor-mance of the stock selection criteria does not represent the performance of the Fund. The performance of the stock selection criteria reflects the advisory fees, commissions, expenses or taxes that would be borne by the Fund. Past per-formance of this stock selection criteria is not predictive of future perfor-mance of such criteria or of the Fund.

--------------------------------------------------------------------------------


ANNUAL RESULTS

                                                                       "Dogs" of Wall Street
        Year Ended                 S&P 500                              Strategy--Class B*
        12/31/88                   16.56%                                      32.6%
        12/31/89                   31.62%                                      30.6%
        12/31/90                   -3.10%                                      -2.9%
        12/31/91                   30.40%                                      37.6%
        12/31/92                    7.61%                                      10.2%
        12/31/93                   10.06%                                      10.9%
        12/31/94                    1.32%                                       8.5%
        12/31/95                   37.55%                                      35.0%
        12/31/96                   22.95%                                      19.0%
        12/31/97                   33.35%                                      29.5%
        12/31/98**                 28.57%                                     -0.90%

SUMMARY RESULTS

                                                                       "Dogs" of Wall Street
                                   S&P 500                              Strategy--Class B*
Arithmetic average                  19.70%                                     19.10%
1-yr                                28.58%                                     -0.90%
3-yr compounded***                  28.22%                                     15.16%
5-yr compounded***                  24.05%                                     17.47%
7-yr compounded***                  19.50%                                     15.45%
10-yr compounded***                 19.20%                                     16.91%

* Class B is used because it has the highest fees and expenses

** Includes actual Fund performance from June 8, 1998 to December 31, 1998

*** Quoted return is the average annual compounded return for the most recent period ended December 31, 1998

     Shareholder Account Information
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

The Fund offers more than one class of shares: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.


          Class A                        Class B                             Class II

  . Front-end sales              . No front-end sales                 . Front-end sales
    charges, as                    charge; all your                     charge, as
    described below.               money goes to work                   described below.
    There are several              for you right
    ways to reduce                 away.                              . Higher annual
    these charges,                                                      expenses than
    also described               . Higher annual                        Class A shares.
    below.                         expenses than
                                   Class A shares.                    . Deferred sales
  . Lower annual                                                        charge on shares
    expenses than                . Deferred sales                       you sell within
    Class B or Class               charge on shares                     eighteen months of
    II shares.                     you sell within                      purchase, as
                                   six years of                         described below.
                                   purchase, as
                                   described below.                   . No conversion to
                                                                        Class A.
                                 . Automatic
                                   conversion to
                                   Class A shares
                                   after
                                   approximately
                                   seven years, thus
                                   reducing future
                                   annual expenses.


CALCULATION OF SALES CHARGES

Class A Sales Charges are as follows:

                                                                   Concession to
                                                   Sales Charge       Dealers
                                                 -------------------------------
                                                   % of   % of Net     % of
                                                 Offering  Amount    Offering
Your Investment                                   Price   Invested     Price
                                                 -------------------------------
Less than $50,000...............................  5.75%    6.10%       5.00%
$50,000 but less than $100,000..................  4.75%    4.99%       4.00%
$100,000 but less than $250,000.................  3.75%    3.90%       3.00%
$250,000 but less than $500,000.................  3.00%    3.09%       2.25%
$500,000 but less than $1,000,000...............  2.10%    2.15%       1.35%
$1,000,000 or more..............................   None     None       1.00%

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase.

Class B Shares are offered at their net asset value per share, without any ini-tial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B
deferred
charges:   Years after purchase   CDSC on shares being sold
          1st or 2nd year                   4.00%
          3rd or 4th year                   3.00%
          5th year                          2.00%
          6th year                          1.00%
          7th year and thereafter            None

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------


Class II Sales Charges are as follows:

                                      Concession to
                Sales Charge             Dealers
          ----------------------------------------------
           % of         % of Net          % of
         Offering        Amount           Offering
          Price         Invested          Price
          ----------------------------------------------
         1.00%           1.01%            1.00%

There is also a CDSC of 1% on shares you sell within eighteen months after you buy them.

Determination of CDSC Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

 . financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor

 . participants in certain retirement plans that meet applicable conditions

 . Fund Trustees and other individuals who are affiliated with the Fund or other SunAmerica Mutual Funds and their families


 . selling brokers and their employees and sales representatives and their families

 . participants in "Net Asset Value Transfer Program"

We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:

 . within one year of the shareholder's death or becoming disabled

 . taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Ad-viser serves as a fiduciary

 . Fund Trustees and other individuals who are affiliated with the Fund or other SunAmerica Mutual Funds and their families

 . to make taxable distributions from certain retirement plans

 . to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

Reducing your Class A sales charges There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the SAI.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege If you sell shares of the Fund, you may invest some or all of the proceeds in the same share class of the Fund within one year without a sales charge. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All ac-counts involved must be registered in the same name(s).

     Shareholder Account Information
--------------------------------------------------------------------------------

12b-1 FEES

Each class of shares of the Fund has its own 12b-1 plan that provides for dis-tribution and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

       Class        Distribution Fee       Service Fee
       A                 0.10%                0.25%
       B                 0.75%                0.25%
       II                0.75%                0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

   . non-retirement account: $500

   . retirement account: $250

   . dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Fund are as follows:

   . non-retirement account: $100

   . retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully follow-ing the instructions. If you have questions, please contact your broker or fi-nancial advisor or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and in-convenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can ini-tiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------

BUYING SHARES

Opening an account                Adding to an account

By check

 . Make out a check for the        . Make out a check for the investment
   investment amount, payable        amount payable to the Fund or SunAmerica
   to the Fund or SunAmerica         Funds.
   Funds.
                                   . Include the stub from your Fund statement
 . Deliver the check and your        or a note specifying the Fund name, your
   completed Account Applica-        share class, your account number and the
   tion (and Supplemental Ac-        name(s) in which the account is regis-
   count Application, if ap-         tered.
   plicable) to your broker
   or financial advisor, or        . Indicate the Fund and account number in
   mail them to:                     the memo section of your check.

    SunAmerica Fund Services, Inc. . Deliver the check and your note to your
    Mutual Fund Operations,          broker or financial advisor, or mail them
    3rd Floor                        to
    The SunAmerica Center
    733 Third Avenue                   Non-Retirement Accounts:
    New York, New York 10017-3204.     SunAmerica Fund Services, Inc.
                                       c/o NFDS
                                       P.O. Box 419373
                                       Kansas City, Missouri 64141-6373

                                       Retirement Accounts:
                                       SunAmerica Fund Services, Inc.
                                       Mutual Fund Operations, 3rd Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-3204

By wire


 . Deliver your completed ap-      . Instruct your bank to wire the amount of
   plication to your broker          your investment to:
   or financial advisor or
   fax it to SunAmerica Fund           State Street Bank & Trust Company
   Services, Inc. at 212-551-          Boston, MA
   5585.                               ABA #0110-00028
                                       DDA # 99029712
 . Obtain your account number
   by referring to your           Specify the Fund name, your share class,
   statement or by calling        your Fund number, account number and the
   your broker or financial       name(s) in which the account is registered.
   advisor or                     Your bank may charge a fee to wire funds.
   Shareholder/Dealer Serv-
   ices at 1-800-858-8850,
   ext. 5125.
 . Instruct your bank to wire
   the amount of your invest-
   ment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------

SELLING SHARES

How                               Requirements

Through Your Broker or Financial Advisor

 . Accounts of any type.           . Call your broker or financial advisor to
                                     place your order to sell shares.
 . Sales of any amount.



By mail

 . Accounts of any type.           . Write a letter of instruction indicating
                                     the Fund name, your share class, your ac-
 . Sales of any amount.              count number, the name(s) in which the
                                     account is registered and the dollar
 . Include all signatures and        value or number of shares you wish to
   any additional documents          sell.
   that may be required (see
   next page).                     . A check will normally be mailed on the
                                     next business day to the name(s) and ad-
 . Mail the materials to:            dress in which the account is registered,
                                     or otherwise according to your letter of
    SunAmerica Fund Services, Inc.   instruction.
    Mutual Fund Operations,
    3rd Floor
    The SunAmerica Center
    733 Third Avenue
    New York, New York 10017-3204

By phone

 . Most accounts.

 . Sales of less than $100,000.

 . Call Shareholder/Dealer
   Services at 1-800-858-8850
   between 8:30 a.m. and 7:00
   p.m. (Eastern time) on
   most business days. State
   the Fund name, the name of
   the person requesting the
   redemption, your share
   class, your account num-
   ber, the name(s) in which
   the account is registered
   and the dollar value or
   number of shares you wish
   to sell.

 . A check will be mailed to
   the name(s) and address in
   which the account is reg-
   istered, or to a different
   address indicated in a
   written authorization pre-
   viously provided to the
   Fund by the shareholder(s)
   on the account.


By wire

 . Request by mail to sell         . Proceeds will normally be wired on the
   any amount (accounts of           next business day. A $15 fee will be de-
   any type).                        ducted from your account.

 . Request by phone to sell
   less than $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

--------------------------------------------------------------------------------

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

 . your address of record has changed within the past 30 days

 . you are selling more than $100,000 worth of shares

 . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

 . a broker or securities dealer

 . a federal savings, cooperative or other type of bank

 . a savings and loan or other thrift institution

 . a credit union

 . a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

     Shareholder Account Information
--------------------------------------------------------------------------------


TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for the Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

Execution of requests The Fund is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after your request is received in proper form by the Fund. If your order is received by the Fund or the Distributor before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

The Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribu-tion in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption pro-ceeds in cash.

Telephone transactions For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges You may exchange shares of the Fund for shares of the same class of any other SunAmerica Mutual Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A System-atic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class C or Class II shares that you purchased prior to December 1, 1998 for another portfolio or fund's Class II shares (which cur-rently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. The Fund may also refuse any exchange order.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Fund does not issue certificates for fractional shares.

Multi-party checks The Fund may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Fund is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

--------------------------------------------------------------------------------


ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call
Shareholder/Dealer Services at 1-800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to the SunAmerica Mutual Funds of your choice. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use:

 . Make sure you have at least $5,000 worth of shares in your account.

 . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

 . Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

 . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

 . Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.

Systematic Exchange Program may be used to exchange shares of the Fund periodi-cally for the same class of shares of one or more other SunAmerica Mutual Funds. To use:

 . Specify the SunAmerica Mutual Fund(s) from which you would like money with-drawn and into which you would like money invested.

 . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

 . Specify the amount(s). Each exchange must be worth at least $25.

 . Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to pur-chase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Fund are ini-tially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For in-stance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regard-ing the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a re-tirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850 for more information, including the cost of the As-set Protection Plan option.

Retirement plans SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Shareholder/Dealer Services at 1-800-858-8850.

     Shareholder Account Information
--------------------------------------------------------------------------------

TAX, DIVIDEND AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

 . after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from your bank account)

 . after any changes of name or address of the registered owner(s)

 . in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid annually.

Dividend Reinvestments Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other SunAmerica Mutual Fund or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850 to change divi-dend and distribution payment options.

Taxability of dividends The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund so qualifies, the Fund will not be subject to Federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable to you. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the pre-vious December. Corporations may be entitled to take a dividends-received de-duction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations If you are neither a lawful permanent resident nor a citizen of the U.S., or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for professional tax ad-vice. Consult your tax advisor about the potential tax consequences of an in-vestment in the Fund under all applicable laws.

Small accounts If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

     More Information About the Fund
--------------------------------------------------------------------------------

FUND INVESTMENT STRATEGIES

The chart summarizes information about the Fund's investment approach. We have included a glossary to define the investment and risk terminology used in the chart.


                           "Dogs" of Wall Street Fund

 What is the Fund's            Total return (including capital appreciation and
  investment goal?             current income)

 What are the Fund's           growth and value
 principal investment
 strategies?

 What are the Fund's           employ a "buy and hold" strategy with thirty
 principal investment          high dividend yielding common stocks selected
 techniques?                   annually from the DJIA and the broader market

 What are the Fund's           The Fund annually selects the following 30
 principal investments (under  stocks through a passively managed strategy: (1)
 normal market conditions)?    the 10 highest yielding common stocks in the
                               DJIA and (2) the 20 other highest yielding
                               stocks of the 400 largest industrial companies
                               in the U.S. markets that have capitalizations of
                               at least $1 billion and have received one of the
                               two highest rankings from an independently
                               published common stock ranking service on the
                               basis of growth and stability of earnings and
                               dividends.

 What are the Fund's           .stock market volatility
 principal risks?              .disciplined strategy
                               .non-diversification

 What other investment
 strategies can the Fund use?

 . Annual rebalancing          Yes
 . Cash flow management        Yes
 . Short-term investments      Yes
 . Foreign securities/ADRs     Yes
 . Securities lending          Yes (up to 33 1/3%)
 . Borrowing for temporary or  Yes (up to 50%)
   emergency purposes
 . Options and futures         Yes

 What other potential risks    .foreign exposure
 can affect the Fund?          .illiquidity
                               .derivatives
                               .hedging
                               .emerging markets
                               .euro conversion

     More Information About the Fund
--------------------------------------------------------------------------------

GLOSSARY



INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Annual rebalancing No later than January 15 of each year, the Adviser will rebalance the Fund's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding Decem-ber 31st. The Adviser will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selec-tion criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

Cash flow management Because the Fund will be at all times fully invested in the stocks selected using the criteria described above, the Fund will use the following policies to manage cash that it receives from the sale of its shares. As the Fund's shares are sold during the year, new cash received by the Fund will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Ad-viser deems necessary) in the thirty stocks selected for the Fund. The Fund will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in the Fund's portfolio and without any in-tention to rebalance the Fund's holdings on an interim basis. To the extent re-demptions exceed available cash, the Fund will generally meet redemption re-quests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' ac-ceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American De-positary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

Securities lending involves a loan of securities by the Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining owner-ship of the security.

The Fund may borrow for temporary or emergency purposes including to meet re-demptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

A derivative instrument is a contract whose value is based on the performance of an underlying asset, such as an option or a future.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

--------------------------------------------------------------------------------



RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio.

Disciplined strategy: The Fund will not deviate from its passively managed strategy, which entails buying and holding thirty stocks selected through ob-jective selection criteria (except to the extent necessary to comply with fed-eral tax laws applicable to the Fund). The Fund will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Non-diversification: The Fund will hold only thirty stocks in its portfolio. This means that its performance can be affected more by a decline in the market price of one stock than would be the case if the Fund had a more diversified portfolio.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as in the U.S. For-eign investments will also be affected by local political or economic develop-ments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity, and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Emerging market: An emerging market country is one that the World Bank, the In-ternational Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indi-cates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Euro conversion: Effective January 1, 1999, several European countries irrevo-cably fixed their existing national currencies to a new single European cur-rency unit, the "euro." Certain European investments may be subject to addi-tional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Fund. There can be no assur-ance that the Fund will not suffer any adverse consequences as a result of the euro conversion.

     Fund Management
--------------------------------------------------------------------------------

Adviser SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of the Fund. For the fiscal year ended September 30, 1998, the Fund paid the Adviser a fee equal to 0% of average daily net assets (net of fee waivers). In addition to managing the Fund and each of the other Equity Funds, the Adviser serves as ad-viser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Seasons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust.

The Adviser managed, advised or administered assets in excess of $15 billion as of October 31, 1998.

The Domestic Equity Investment Team is responsible for the portfolio management of the Fund. Also, the Fixed Income Investment Team assists the portfolio man-agement of the Fund. Together, the Teams consist of sixteen portfolio managers, research analysts and traders. Francis D. Gannon has supervisory responsibility over the Fund. Mr. Gannon, a Vice President, has been with the Adviser since 1993.

Distributor SunAmerica Capital Services, Inc. distributes the Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the SunAmerica Mutual Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, includ-ing lodging, incurred in connection with trips taken by invited registered rep-resentatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Distributor based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Fund's 12b-1 plans. Banks and other financial services firms may be subject to various state laws regard-ing these services, and may be required to register as dealers pursuant to state law.

Administrator SunAmerica Fund Services, Inc. assists the Fund's transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by the Fund for its services at the annual rate of .22% of average daily net assets. This fee represents the full cost of providing share-holder and transfer agency services to the Fund.

The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     Fund Management
--------------------------------------------------------------------------------

Year 2000 Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could poten-tially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the im-portance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Fund's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Fund's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Fund could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Fund invests, which could hurt the Fund's investment returns.

     For More Information
--------------------------------------------------------------------------------

The Fund is a series of SunAmerica Equity Funds.

The following documents contain more information about the Fund and are avail-able free of charge upon request:

  Annual and Semiannual Reports. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a writ-ten analysis of market conditions and investment strategies that signifi-cantly affected the Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Fund by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850

or

by calling your broker or financial advisor.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Fund is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by writing the Public Reference Sec-tion of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                                         [SUN AMERICA MUTUAL
                                                      FUNDS LOGO APPEARS HERE]

DISTRIBUTOR:                  SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801

     January 29, 1999 PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA EQUITY FUNDS

      [SUNAMERICA LOGO APPEARS HERE]
      Small Company Growth Fund

      [SUNAMERICA LOGO APPEARS HERE]
      Growth and Income Fund
      (Class Z Shares)



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                     [SUNAMERICA MUTUAL FUNDS LOGO APPEARS HERE]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS.........................................   2

                    FINANCIAL HIGHLIGHTS....................................   8

                    SHAREHOLDER ACCOUNT INFORMATION.........................   9

                    MORE INFORMATION ABOUT THE FUNDS........................  11


                      Fund Investment Strategies............................  11

                      Glossary..............................................  12

                      Investment Terminology................................  12

                      Risk Terminology......................................  13

                    FUND MANAGEMENT.........................................  14


                                     [SUNAMERICA MUTUAL FUNDS LOGO APPEARS HERE]

     Fund Highlights
--------------------------------------------------------------------------------


Market capitalization represents the total market value of the outstanding securities of a corporation.

A fund engages in active trading when it frequently trades its portfolio securities to achieve its investment goal.

The "growth" oriented Philosophy to which the Small Company Growth Fund subscribes, and to which the Growth and Income Fund partly subscribes--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities which are considered to have a historical record of above-average growth rate; to have significant growth potential; above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "value" oriented Philosophy to which the Growth and Income Fund partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market.

"High-quality" instruments have a very strong capacity to pay interest and repay principal.

Q&A


The following questions and answers are designed to give you an overview of the Trust, and to provide you information about two of the Trust's investment port-folios, or "Funds," and their investment goals and principal strategies. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment informa-tion is provided in the chart, under "More Information About the Funds," which is on page 11, and the glossary that follows on page 12.

Q: What are the Funds' investment goals, strategies and techniques?

A:

                                        Principal
                            Investment  Investment     Principal Investment
           Fund                Goal      Strategy           Techniques

 Small Company Growth Fund capital      growth     invests primarily by active
                           appreciation            trading in common stocks
                                                   that demonstrate the
                                                   potential for capital
                                                   appreciation, issued by
                                                   companies with market
                                                   capitalizations of $1
                                                   billion or less

 Growth and Income Fund    capital      growth and invests primarily by active
                           appreciation value      trading in common stocks,
                           and                     issued by companies of any
                           current                 size, that pay dividends,
                           income                  demonstrate the potential
                                                   for capital appreciation
                                                   and/or are believed to be
                                                   undervalued in the market

--------------------------------------------------------------------------------

Q:What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, while the chart on page 11 describes various additional risks.

  Risks of Investing in Equity Securities

   Both the Small Company Growth Fund and the Growth and Income Fund invest primarily in equity securities. As with any equity fund, the value of your investment in either of these Funds may fluctuate in response to stock mar-ket movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks se-lected for either of these Funds may underperform the market generally.

  Additional Principal Risks

   Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corpora-tion. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

  Additional Risks Specific to the Small Company Growth Fund:

   Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. The Small Company Growth Fund may be riskier than the Growth and Income Fund.

Q:How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

     Fund Highlights
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND  (CLASS Z)

                                            During the 2-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 32.76% (quarter
                                            ended 12/31/98) and the lowest
                                            return for a quarter was -30.80%
                                            (quarter ended 09/30/90).

[BAR GRAPH APPEARS HERE]
Figure 1

Average Annual Total Returns
(as of the calendar year ended          Past One  Past Five Past Ten Return Since
December 31, 1998)                        Year      Years    Years    Inception*

Small
 Company
 Growth Fund                    Class Z  13.31 %      N/A      N/A       8.57%

Russell 2000
 Index**                                 (2.24)%    10.28%   11.08%     10.08%

Nasdaq
 Industrial
 Index***                                 7.22 %    10.10%   13.14%      8.34%

*Inception Date: 10/07/96

**The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies.

*** The Nasdaq Industrial Index is a value-weighted index calculated on price change only and does not include income and is composed of more than 3,000 industrial issues.

--------------------------------------------------------------------------------

[BAR CHART]


GROWTH AND INCOME FUND  (CLASS B)*

                                            During the 4-year period shown in
     '95     33.94%                         the bar chart, the highest return
     '96     26.33%                         for a quarter was 21.46% (quarter
     '97     29.3 %                         ended 12/31/98 and the lowest
     '98     22.63%                         return for a quarter was -11.06%
                                            (quarter ended 09/30/98).

Figure 2

Average Annual Total Returns
(as of the calendar year ended           Past One Past Five Past Ten Return Since
December 31, 1998)                         Year     Years    Years   Inception**

Growth and Income Fund          Class B*  18.63%      N/A       N/A     24.83%

S&P 500(R) Index***                       28.57%   24.00%    18.95%     25.34%

* The returns shown in the bar chart and the table are for Class B shares, which are not offered in this prospectus. Class B shares were used in preparing the bar chart and the table because Class B has the longest performance record. Class Z shares would have had substantially similar annual returns as those shown for Class B shares because the shares are invested in the same portfolio of securities as the Class Z shares. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The annual returns of the Class Z shares would differ from those of the Class B shares only to the extent that the classes do not have the same fees and expenses.

** Inception Date: 7/06/94

*** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Funds.

                                        Small Company Growth and
                                         Growth Fund  Income Fund
                                        ------------- -----------
Shareholder Fees (fees paid directly
from your investment)

 Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering
 price)                                      None         None

 Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)        None         None

 Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                        None         None

 Redemption Fee                              None         None

 Exchange Fee                                None         None

Maximum Account Fee                          None         None

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets)

 Management Fees                            0.75%        0.75%

 Distribution (12b-1) Fees                   None         None

 Other Expenses                             2.11%       28.35%

Total Annual Fund Operating Expenses        2.86%       29.10%

Expense Reimbursement(/1/)                  1.93%       28.17%

Net Expenses                                0.93%        0.93%

(1) The Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser may not increase such ratios without the approval of the Trustees, including a majority of the Independent Trustees. The Trustees, including a majority of the Independent Trustees, may terminate the expense waivers and fee reimbursements at any time.

--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 Year 3 Years 5 Years 10 Years
Small Company Growth Fund
 (Class Z shares).............................. $  289 $  886  $1,509   $3,185
Growth and Income Fund
 (Class Z shares)..............................  2,559  5,976   7,945    9,946
You would pay the following expenses if you
 did not redeem your shares:
                                                1 Year 3 Years 5 Years 10 Years
Small Company Growth Fund
 (Class Z shares).............................. $  289 $  886  $1,509   $3,185
Growth and Income Fund
 (Class Z shares)..............................  2,559  5,976   7,945    9,946

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since in-ception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an in-vestment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Statement of Additional Information (SAI), which is available upon request.

SMALL COMPANY GROWTH FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-            Net
                 Net Asset   invest-   ments (both    from    from net  butions           Asset              Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total   Value,               end of
Period           beginning   income        and        ment      ment    capital  distri-  end of    Total      period
Ended            of period (loss)(/2/) unrealized) operations  income    gains   butions  period Return(/1/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  ------ ----------- ----------
                                                                                 Class Z
                                                                                 -------

10/07/96-
9/30/97(/4/)....  $24.61     $(0.15)      $4.85      $4.70       $--    $(0.86)  $(0.86)  $28.45    19.78 %     $948
9/30/98.........   28.65      (0.07)      (6.65)     (6.72)       --     (2.40)   (2.40)   19.33   (24.64)       565
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
10/07/96-
9/30/97(/4/)....    1.07%(/3/)(/5/)    (0.67)%(/3/)(/5/)     343%
9/30/98.........    1.01(/5/)          (0.30)(/5/)           292

----

(1) Total return is not annualized and does not reflect sales load

(2) Calculated based upon average shares outstanding

(3) Annualized

(4) Commencement of sale of respective class of shares

(5) Net of the following expense reimbursements (based on average net assets):

                                                   9/30/97 9/30/98
                                                   ------- -------
     Small Company Growth Class Z.................  2.19%   1.85%

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-          Net
                 Net Asset   invest-   ments (both    from    from net  butions         Asset              Net Assets
                  Value,      ment      realized    invest-    invest-   from    Total  Value,               end of
Period           beginning   income        and        ment      ment    capital distri- end of    Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains  butions period Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- ------- ------- ------ ----------- ----------
                                                                                Class Z
                                                                                -------

4/15/98-
9/30/98(/3/)....  $14.35      $0.04      $(1.55)     $(1.51)     $--      $--     $--   $12.84   (10.52)%     $93

                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
4/15/98-
9/30/98(/3/)....    0.93%(/4/)(/5/)     0.57%(/4/)(/5/)    150%

----

(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load

(3) Commencement of sale of respective class of shares

(4) Annualized

(5) Net of the following expense reimbursements (based on average net assets):

                                                            9/30/98
                                                            -------
     Growth and Income Class Z.............................  28.17%

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

Each Fund offers Class Z shares through this prospectus. Class Z shares are of-fered exclusively for sale to participants in the SunAmerica Profit Sharing and Retirement Plan, an employee benefit plan sponsored by Fidelity Investments (the "401(k) Plan" or the "Plan").

OPENING AN ACCOUNT

Class Z shares of the Funds are offered exclusively for sale to participants in the 401(k) Plan. Such shares may be purchased or redeemed only by the 401(k) Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum in-vestment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their con-tributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the 401(k) Plan should be di-rected to the Fidelity Participant Center at (800) 835-5098.

TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

Because Class Z shares are not subject to any distribution or service fees, the net asset value per share of the Class Z shares will generally be higher than the net asset value per share of each of Class A, Class B and Class II shares of each Fund, except following the payment of dividends and distributions.

Buy and sell prices When you buy Class Z shares, you pay the NAV. When you sell Class Z shares, you receive the NAV.

Execution of requests Each Fund is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after your request is received in proper form by the Trust. If your order is received by the Trust or the Distributor before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. The Trust and the Distributor reserve the right to reject any order to buy shares.

The net asset value per share at which shares of the Funds are purchased or re-deemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribu-tion in kind of securities from the Fund in lieu of cash. However, each Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

Exchanges Class Z shareholders of one Fund may exchange their shares for Class Z shares of another SunAmerica Mutual Fund on the basis of relative net asset value per share.

     Shareholder Account Information
--------------------------------------------------------------------------------


TAX, DIVIDEND AND ACCOUNT POLICIES

Account statements In general, a shareholder will receive account statements quarterly or annually, depending upon the Fund.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund, and annually by the other Fund. Capital gains distribu-tions, if any, are paid annually by the Funds.

Dividend Reinvestments Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be rein-vested in any other SunAmerica Mutual Fund that offers Class Z shares. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850 to change divi-dend and distribution payment options.

The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B and Class II of the same Fund shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

Taxes As a qualified plan, the 401(k) Plan generally pays no federal income tax. Individual participants in the 401(k) Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the 401(k) Plan.

     More Information About the Funds
--------------------------------------------------------------------------------

Fund Investment Strategies

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. We have included a glossary to define the investment and risk terminology used in the chart.


                                                                   Growth and
                                Small Company Growth                 Income
What is the Fund's             Capital appreciation    Capital appreciation and current
 investment goal?                                      income
----------------------------------------------------------------------------------------
What are the Fund's            growth                  growth and value
principal investment
strategies?
----------------------------------------------------------------------------------------
What are the Fund's            . active trading of     . active trading of stocks that
principal                        stocks of               pay dividends
investment techniques?         small companies that    . active trading of stocks that
                               offer the potential       offer the potential for capital
                               for capital               appreciation
                               appreciation            . active trading of stocks that
                                                         are believed to be undervalued
----------------------------------------------------------------------------------------
What are the Fund's            . stocks of small       . stocks
principal investments (under     companies (at least
normal market conditions)?       65% of total assets)
----------------------------------------------------------------------------------------
What are the Fund's            . stock market          . stock market volatility
 principal risks?                volatility
                               . securities selection  . securities selection
                               . small market
                                 capitalization
----------------------------------------------------------------------------------------
What other investment
strategies can the Fund use?
 . Fixed income securities
  Investment grade             Yes                     Yes
  Junk bonds                   No                      Yes (up to 15%)
 . Small company stocks         see principal           Yes
                               investments above
 . Short-term investments       Yes (up to 10%)         Yes (up to 10%)
 . Defensive investments        Yes                     Yes
 . Foreign securities           Yes                     Yes
 . Illiquid securities          Yes (up to 15%)         Yes (up to 15%)
 . Securities lending           Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
 . Borrowing for temporary or   Yes (up to 5%)          Yes (up to 5%)
  emergency purposes
 . Options and futures          Yes                     Yes
 . Special situations           Yes                     Yes
----------------------------------------------------------------------------------------
What other potential risks     . foreign exposure      . foreign exposure
can affect
a Fund?                        . interest rate         . interest rate fluctuations
                                 fluctuations
                               . credit quality        . credit quality
                               . illiquidity           . small market capitalizations
                               . derivatives           . junk bonds
                               . hedging               . illiquidity
                               . emerging markets      . derivatives
                               . euro conversion       . hedging
                                                       . emerging markets
                                                       . euro conversion

     More Information About the Funds
--------------------------------------------------------------------------------

      GLOSSARY

   The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Small companies have market capitalizations of $1 billion or less.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible in-crease in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. During periods of increased market volatility, active trading may be more pronounced.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' ac-ceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in re-sponse to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American De-positary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may borrow for temporary or emergency purposes including to meet redemp-tions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest ex-pense and other fees. The cost of borrowing may reduce a Fund's return.

A derivative instrument is a contract whose value is based on the performance of an underlying asset, such as an option or a future.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a spe-cial situation might include, among others, a new product or process, a techno-logical breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Invest-ments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the ex-pected attention.

--------------------------------------------------------------------------------


RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. It may be difficult to obtain reliable information and financial data about these companies.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as in the U.S. For-eign investments will also be affected by local political or economic develop-ments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


Emerging market: An emerging market country is one that the World Bank, the In-ternational Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indi-cates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Euro conversion: Effective January 1, 1999, several European countries irrevo-cably fixed their existing national currencies to a new single European cur-rency unit, the "euro." Certain European investments may be subject to addi-tional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Funds. There can be no assur-ance that a Fund will not suffer any adverse consequences as a result of the euro conversion.

     Fund Management
--------------------------------------------------------------------------------

Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of each Fund. In addition to managing the Funds, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Seasons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. The Adviser managed, advised or ad-ministered assets in excess of $15 billion as of October 31, 1998.

For the fiscal year ended September 30, 1998, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:

             Fund              Fee
             ----              ---

         Small Company Growth  0.75%

         Growth and Income     0.75%

The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds. Also, the Fixed Income Investment Team assists the port-folio management of each Fund. The Teams consist of sixteen portfolio managers, research analysts and traders.

Distributor. SunAmerica Capital Services, Inc. serves as the Distributor of Class Z shares and incurs the expenses of distributing the Funds' Class Z shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. There is no distribution plan in effect for the Class Z shares.

Administrator. SunAmerica Fund Services, Inc., serves as the Administrator for Class Z shares and receives reimbursement from the Fund of its costs, which in-clude all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares.

The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

Year 2000. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could poten-tially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the im-portance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semiannual Reports. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a writ-ten analysis of market conditions and investment strategies that signifi-cantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by writing the Public Reference Sec-tion of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                                         [SUN AMERICA MUTUAL
                                                      FUNDS LOGO APPEARS HERE]

DISTRIBUTOR:                  SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801

                            SUNAMERICA EQUITY FUNDS
                      Statement of Additional Information

                         dated January 29, 1999

The SunAmerica Center                         General Marketing and
733 Third Avenue                              Shareholder Information
New York, NY  10017-3204                      (800) 858-8850

     SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of six different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund and "Dogs" of Wall Street Fund. Each Fund has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated January 29, 1999. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. Each Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
History of the Funds........................................... B-2
Investment Objectives and Policies............................. B-3
Investment Restrictions........................................B-31
Trustees and Officers..........................................B-33
Adviser, Personal Trading, Distributor and
Administrator..................................................B-37
Portfolio Transactions and Brokerage...........................B-43
Additional Information Regarding Purchase of Shares............B-46
Additional Information Regarding Redemption of Shares..........B-54
Exchange Privilege.............................................B-54
Determination of Net Asset Value...............................B-55
Performance Data...............................................B-56
Dividends, Distributions and Taxes.............................B-62
Retirement Plans...............................................B-67
Description of Shares..........................................B-68
Additional Information.........................................B-70
Financial Statements...........................................B-74
Appendix.................................................Appendix-1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicition of an offer to buy may not lawfully be made.

     This Statement of Additional Information relates to the six different investment funds (each, a "Fund," and collectively, the "Funds") of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund") and "Dogs" of Wall Street Fund.

                             HISTORY OF THE FUNDS

     The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. On September 24, 1993, the Trust reorganized with certain SunAmerica Mutual Funds (the "Reorganization") and was renamed "SunAmerica Equity Funds." In the Reorganization, all outstanding shares of the two then-existing series of the Trust, the Growth Portfolio and the Aggressive Growth Portfolio, were redesignated Class A shares and renamed the SunAmerica Growth Fund ("Growth Fund") and the SunAmerica Emerging Growth Fund ("Emerging Growth Fund"), respectively. In addition, the SunAmerica Emerging Growth Fund series of SunAmerica Fund Group ("Old Emerging Growth") reorganized with, and its shareholders received Class B shares of, the Emerging Growth Fund. With regard to the Balanced Assets Fund series of the Trust, the Total Return Fund series of SunAmerica Multi-Asset Portfolios, Inc. ("Total Return") and the SunAmerica Balanced Assets Fund series of SunAmerica Fund Group ("Old Balanced Assets") reorganized with, and their shareholders received Class A and Class B shares of the Balanced Assets Fund, respectively. The SunAmerica Capital Appreciation Fund, Inc. ("Capital Appreciation") was reorganized with, and its shareholders received Class B shares of, the SunAmerica Value Fund ("Value Fund"). The Reorganization was approved by the shareholders of the Funds or their predecessors who were entitled to vote with respect thereto on September 23, 1993.

     On March 16, 1994, the Board of Trustees of the Trust (the "Trustees") approved changing the names of the Value Fund, Growth Fund and Emerging Growth Fund to the Blue Chip Growth Fund, Mid-Cap Growth Fund and Small Company Growth Fund, respectively, and such name changes became effective on June 7, 1994. On March 16, 1994, the Trustees approved the creation of the Growth and Income Fund.

     On June 18, 1996, the Trustees authorized the designation of Class Z shares of the Balanced Assets Fund and the Small Company Growth Fund. The offering of such Class Z shares commenced on October 1, 1996.

     On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the Small Company Growth Fund and Growth and Income Fund commenced on February 2,
1998.

     Class Z shares of the Balanced Assets Fund ceased to be offered on April 1, 1998.

     The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

     On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998. All of the Funds except "Dogs" of Wall Street Fund are diversified.

     On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Funds are described in the respective Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds --Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities. No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Fund's use of repurchase agreements. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Fixed Income Securities. Each Fund except "Dogs" of Wall Street Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     The Blue Chip Growth, Mid-Cap Growth and Small Company Growth Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. The Blue Chip Growth, Mid-Cap Growth and Small Company Growth Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.

     The Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Growth and Income Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

     The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the

Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 10% of total assets (measured at the time of investment) in securities rated as low as "BBB" by Standard & Poor's or "Baa" by Moody's (or determined by the Adviser to be of equivalent quality if unrated).

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

     Risks of Investing in Lower Rated Bonds. As described above, debt securities in which the Growth and Income Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix. No minimum rating standard is required for a purchase by the Fund.

     Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which the Growth and Income Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

Short-Term and Temporary Defensive Instruments. In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). "Dogs" of Wall Street Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

     U.S. Government Securities: See the section entitled "U.S. Government Securities" below.

     Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

     Certificates of Deposit and Bankers' Acceptances: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

     Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     Repurchase Agreements: See the section entitled "Repurchase Agreements" above.

U.S. Government Securities. Each Fund except "Dogs" of Wall Street Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

     Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

     Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     The Balanced Assets Fund may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually.
Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

     FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     Another type of mortgage-backed security in which the Balanced Assets Fund may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in such issuers without obtaining appropriate regulatory relief.
In reliance on Securities and Exchange Commission ("SEC") staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

     The Balanced Assets Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a

Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

Investment in Small, Unseasoned Companies. As described in the Prospectus, the Small Company Growth Fund will invest, and each other Fund except for "Dogs" of Wall Street Fund may invest, in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

     Companies with market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of Mid-Cap Companies.

Warrants and Rights. Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will maintain a segregated account with its custodian, consisting of cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquid assets of a comparable value.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Fund's investment portfolio, each Fund except "Dogs" of Wall Street Fund is authorized to invest, without limitation, in foreign securities. A Fund may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

     Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally

ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Each Fund except "Dogs" of Wall Street Fund also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Funds may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Funds. There can be no assurance that a Fund will not suffer any adverse consequences as a result of the euro conversion.

     Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Corporate Transactions Involving Portfolio Companies. "Dogs" of Wall Street Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by "Dogs" of Wall Street Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in "Dogs" of Wall Street Fund's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in "Dogs" of Wall Street Fund's portfolio is automatically exchanged for a stock of another company, "Dogs" of Wall Street Fund will hold the newly acquired stock until such time as "Dogs" of Wall Street Fund's entire portfolio is rebalanced; however, "Dogs" of Wall Street Fund would not add to this position when it invests new cash flow. In the event that "Dogs" of Wall Street Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, "Dogs" of Wall Street Fund would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

Diversification. All of the Funds except "Dogs" of Wall Street Fund are classified as "diversified" for purposes of the 1940 Act. As a "non-diversified" fund, "Dogs" of Wall Street Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent "Dogs" of Wall Street Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because "Dogs" of Wall Street Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of "Dogs" of Wall Street Fund or subject "Dogs" of Wall Street Fund to greater price volatility than that experienced by diversified investment companies.

     "Dogs" of Wall Street Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of "Dogs" of Wall Street Fund's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

Derivatives Strategies. Each Fund may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that "Dogs" of Wall Street Fund does not intend to write call options on securities traded on foreign securities exchanges. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     The Balanced Assets Fund also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

     Hedging Strategies. For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will be listed on a national securities or
commodities exchange or on U.S. over-the-counter markets.   Hedging Instruments
may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, except with respect to "Dogs" of Wall Street Fund, (v) reduce the risk of adverse currency fluctuations. "Dogs" of Wall Street Fund does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures contracts.

     Each Fund except "Dogs" of Wall Street Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. "Dogs" of Wall Street Fund does not intend to use this strategy. Additional information about the Hedging Instruments the Funds may use is provided below.

     Options

     Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities except that "Dogs" of Wall Street Fund does not intend to engage in yield curve options or options on debt securities.

     When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received.

If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     Options on Foreign Currencies. Each Fund except "Dogs" of Wall Street Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     Options on Securities Indices. As noted above, each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Futures and Options on Futures

     Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Fund except "Dogs" of Wall Street Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     Options on Futures. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

     Forward Contracts

     Each Fund except "Dogs" of Wall Street Fund may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will not speculate with Forward Contracts or foreign currency exchange rates.

     A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds, except "Dogs" of Wall Street Fund, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Additional Information About Hedging Instruments and Their Use

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions.

The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

     Regulatory Aspects of Hedging Instruments

     Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     Possible Risk Factors in Hedging

     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

     In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close

Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     Short Sales. Each Fund except "Dogs" of Wall Street Fund may make "short sales against the box." A short sale is effected by selling a security that the Fund does not own. A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Fund may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

     Leverage. In seeking to enhance investment performance, "Dogs" of Wall Street Fund, the Small Company Growth Fund and the Growth and Income Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

Special Situations. A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.
Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Future Developments. Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions, no Fund may:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to "Dogs" of Wall Street Fund.

(2) Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having a record, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to "Dogs" of Wall Street Fund.

(3) Purchase securities on margin, borrow money or pledge their assets, except that "Dogs" of Wall Street Fund, the Small Company Growth Fund and the Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of

     Additional Information and each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by "Dogs" of Wall Street Fund or Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.

(4) Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry, except that "Dogs" of Wall Street Fund may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.

(5) Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate, except that "Dogs" of Wall Street may engage in such transactions for speculation.

(6) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

(7) Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

(8) Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

(9) Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

(10) Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

(11) Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                             TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and Style Select Series, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.


-------------------------------------------------------------------------------------------------
                                                         Principal Occupations
Name, Age and Address       Position with the Trust      During Past 5 Years
---------------------       -----------------------      -------------------
-------------------------------------------------------------------------------------------------
S. James Coppersmith, 65    Trustee                      Retired; formerly, President and
7 Elmwood Road                                           General Manager, WCVB-TV, a
Marblehead,  MA  01945                                   division of the Hearst Corp. (1982 to
                                                         1994); Director/Trustee of SAMF and
                                                         Anchor Series Trust ("AST").
-------------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 58     Chairman of the Board        Attorney, solo practitioner, Of
430 East 86th Street                                     Counsel, Kramer, Levin, Naftalis &
New York, NY 10028                                       Frankel; Chairman of the Boards of
                                                         Directors/Trustees of SAMF and AST.
-------------------------------------------------------------------------------------------------
Stephen J. Gutman, 55       Trustee                      Partner and Managing Member of B.B.
515 East 79th Street                                     Associates LLC (menswear specialty
New York, NY 10021                                       retailing and other activities) since
                                                         June 1988; Director/Trustee of SAMF
                                                         and AST.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                         Principal Occupations
Name, Age and Address       Position with the Trust      During Past 5 Years
---------------------       -----------------------      -------------------
-------------------------------------------------------------------------------------------------
Peter A. Harbeck*, 44       Trustee and President        Director and President, the Adviser;
The SunAmerica Center                                    Director, SunAmerica Capital Services,
733 Third Avenue                                         Inc. ("SACS"), since August 1993;
New York, NY 10017-3204                                  Director and President, SunAmerica
                                                         Fund Services, Inc.("SAFS"), since
                                                         May 1988; President, SAMF and AST;
                                                         Executive Vice President and Chief
                                                         Operating Officer, the Adviser, from
                                                         May 1988 to August 1995; Executive
                                                         Vice President, SACS, from November
                                                         1991 to August 1995; Director,
                                                         Resources Trust Company.
-------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 69       Trustee                      Founder and Chairman of the Board of
73473 Mariposa Drive                                     the Sterpa Group (real estate), since
Palm Desert, CA  92260                                   1962; Director, Real Estate Business
                                                         Service and Countrywide Financial;
                                                         Director/Trustee of SAMF.
-------------------------------------------------------------------------------------------------
J. Steven Neamtz*, 38       Vice President               Executive Vice President of the
The SunAmerica Center                                    Adviser, since April 1996; Director and
733 Third Avenue                                         President, SACS, since April 1996;
New York, NY 10017-3204                                  formerly, Executive Vice President,
                                                         New England Funds, L.P. from July
                                                         1990 to April 1996.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                         Principal Occupations
Name, Age and Address       Position with the Trust      During Past 5 Years
---------------------       -----------------------      -------------------
-------------------------------------------------------------------------------------------------
Peter C. Sutton*, 34        Treasurer                    Senior Vice President, the Adviser,
The SunAmerica Center                                    since April 1997; Treasurer, SAMF
733 Third Avenue                                         and AST, since February 1996; Vice
New York, NY 10017-3204                                  President and Assistant Treasurer of
                                                         SAST and APF since 1994; Vice
                                                         President, Seasons Series Trust, since
                                                         April 1997; formerly, Vice President,
                                                         the Adviser, from 1994 to 1997;
                                                         Controller, SAMF and AST, from
                                                         March 1993 to February 1996;
                                                         Assistant Controller, SAMF and AST,
                                                         from 1990 to 1993.

-------------------------------------------------------------------------------------------------
Robert M. Zakem, 41         Secretary and Chief          Senior Vice President and General
The SunAmerica Center       Compliance Officer           Counsel, the Adviser, since April 1993;
733 Third Avenue                                         Executive Vice President, General
New York, NY 10017-3204                                  Counsel and Director, SACS, since
                                                         August 1993; Vice President, General
                                                         Counsel and Assistant Secretary,
                                                         SAFS, since January 1994; Vice
                                                         President, SunAmerica Series Trust,
                                                         Anchor Pathway and Seasons Series
                                                         Trust; Assistant Secretary, SunAmerica
                                                         Series Trust and Anchor Pathway
                                                         Fund, since September 1993; Assistant
                                                         Secretary, Seasons Series Trust, since
                                                         April 1997; formerly, Vice President
                                                         and Associate General Counsel, the
                                                         Adviser, from March 1992 to April
                                                         1993.
---------------------------------------------------------------------------------------------

     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.

     The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "disinterested Trustee") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of an aggregate of $40,000 in annual compensation for acting as director or trustee to SAMF and/or AST. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountant's duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Trustees (and Directors) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     As of December 31, 1998, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares.

     The following shareholders owned of record or beneficially 5% or more of the indicated fund class's outstanding shares as of January 22, 1999:
SunAmerica "Dogs" of Wall Street - Class A - Merrill Lynch, Jacksonville, FL 32246 - owned 8%; Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 17%; SunAmerica Growth and Income - Class II - SAAMCo, New York, NY 10017 -owned 5%; Painwebber for the benefit of Richard L. Brundige Money Purchase Pension Plan, Lakewood, CO 80226 - owned 5%; Painewebber for the benefit of Dibrell, Collbran, CO 81624 - owned 19%; Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 11%; Class Z - Fidelity Investments Institutional Operations Co. ("FIIOC") as agent for certain employee benefit plans, Covington, KY 41015 - owned 38%; FIIOC as agent for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 61%; SunAmerica Small Company Growth - Class II - SAAMCo, New York, NY 10017 - owned 46%; Lincoln Trust Company for the benefit of Douglas H. Hildreth, Denver, CO 80217 - owned 12%; Lincoln Trust Company for the benefit of Brian W. Gross, Denver, CO - owned 24%; Donaldson Lufkin Jenrette, Jersey City, NJ 07303 - owned 6%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 75%; FIIOC as agent for certain non-qualified employee benefit plans, Covington, KY 41015 -owned 24%.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 1998. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                              COMPENSATION TABLE

                                                                           Total
                                          Pension or                       Compensation
                        Aggregate         Retirement        Estimated      from Registrant
                        Compensation      Benefits Accrued  Annual         and Fund
Trustee                 from              as Part of Trust  Benefits Upon  Complex Paid to
                        Registrant        Expenses*         Retirement     Trustees*
------------------------------------------------------------------------------------------
S. James Coppersmith          $13,876            $40,959         $29,670         $  65,000
------------------------------------------------------------------------------------------
Samuel M. Eisenstat           $14,522            $35,886         $46,083         $  69,000
------------------------------------------------------------------------------------------
Stephen J. Gutman             $13,876            $37,147         $60,912         $  65,000
------------------------------------------------------------------------------------------
Sebastiano Sterpa             $14,054            $25,826         $ 7,900         $43,333**
------------------------------------------------------------------------------------------

* Information is as of September 30, 1998 for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.

**   Mr. Sterpa is not a trustee of AST.


                          ADVISER, PERSONAL TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR


The Adviser. SunAmerica Asset Management Corp. (the "Adviser"), which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated September 23, 1993 as amended May 20, 1994 (the "Advisory Agreement") with the Trust, on behalf of each Fund. Adviser became a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors. Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

     Under the Advisory Agreement, the Adviser manages the investment of the assets of each Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to each Fund.

     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the annual rate of .75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million, except that the Adviser receives a fee from "Dogs" of Wall Street Fund, payable monthly, computed daily at the annual rate of .35% of average daily net assets.

     The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement or waived by the Adviser for the fiscal years ended September 30, 1998, 1997 and 1996.

                                 ADVISORY FEES

                                                 ADVISORY FEES*           ADVISORY FEES WAIVED
--------------------------------------------------------------------------------------------------
FUND                  1998          1997        1996           1998      1997            1996
--------------------------------------------------------------------------------------------------
Blue Chip
Growth Fund        $  844,891    $  701,489    $  644,774       --       --                --
--------------------------------------------------------------------------------------------------
Mid-Cap
Growth Fund        $  412,690    $  416,078    $  375,398       --       --                --
--------------------------------------------------------------------------------------------------
Small Company
 Growth Fund       $1,818,045    $1,955,511    $1,487,650       --       --                --
--------------------------------------------------------------------------------------------------
Growth and
 Income Fund       $  977,786    $  531,071    $   91,558       --     $147,159         $91,558
--------------------------------------------------------------------------------------------------
Balanced Assets
 Fund              $2,704,740    $2,430,522    $2,282,018       --        --               --
--------------------------------------------------------------------------------------------------
"Dogs" of Wall
 Street Fund       $   39,290            --            --     $39,290     --               --
--------------------------------------------------------------------------------------------------

*   Without giving effect to voluntary fee waivers.


      The following table sets forth the fee waivers and expense reimbursements made to the Funds by the Adviser for the fiscal years ended September 30, 1998, 1997 and 1996.


                    Fee Waivers and Expense Reimbursements

--------------------------------------------------------------    -------------------------------------------------------
Fund                                  1998                                    1997                         1996
--------------------- ---------- -------- ---------- ---------    -------- -------- --------    -------- ----------------
                         Class A  Class B  Class II*  Class Z     Class A  Class B  Class Z     Class A  Class B
Blue Chip Growth           --       --        --        --          --       --       --          --        --
 Fund

Mid-Cap Growth Fund        --       --        --        --          --       --       --          --     $    66

Small Company              --       --     $15,005    $17,656       --       --     $9,971        --        --
 Growth Fund

Growth and Income          --       --     $17,914    $ 7,891     $80,226  $71,140    --        $73,696  $56,264
 Fund

Balanced Assets Fund       --       --        --      $ 8,754       --       --     $9,394        --        --

"Dogs" of Wall Street    $19,810  $20,253  $15,437      --          --       --       --          --        --
 Fund

* Class II shares were previously designated as Class C shares except for "Dogs" of Wall Street Fund.

      The Advisory Agreement continues in effect with respect to each Fund after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Advisory Agreement, the Adviser is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Personal Trading. The Trust and the Adviser have adopted a written Code of Ethics, which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser during the quarter.

The Distributor. The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

      SACS serves as Distributor of Class Z shares with respect to the Small Company Growth and Growth and Income Funds and incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

      Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Keogler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class Z shares.

      The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

      Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

         The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

      The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 1998, 1997 and 1996.

             Distribution and Account Maintenance and Service Fees

---------------- ---------------------------------   ----------------------  ---------------------
Fund                             1998                       1997                      1996
---------------- ---------------------------------   ----------------------  ---------------------
                    Class A    Class B     Class     Class A    Class B      Class A    Class B
                                           II*

---------------- ---------------------------------   ----------------------  ---------------------
Blue Chip Growth
 Fund               $257,768  $  390,042     -       $202,327  $  357,241    $164,198  $  390,560
---------------- ---------------------------------   ----------------------  ---------------------
Mid-Cap Growth
 Fund               $151,368  $  117,776     -       $148,384  $  130,813    $136,912  $  109,353
---------------- ---------------------------------   ----------------------  ---------------------
 Small Company
 Growth Fund        $515,835  $  939,577  $ 1,105    $545,065  $1,045,469    $408,943  $  815,125
---------------- ---------------------------------   ----------------------  ---------------------
 Growth and
 Income Fund        $200,444  $  728,174  $ 2,563    $127,978  $  342,443    $ 25,462  $   49,329
---------------- ---------------------------------   ----------------------  ---------------------
 Balanced Assets
 Fund               $645,067  $1,770,905     -       $545,512  $1,681,853    $478,455  $1,675,676
---------------- ---------------------------------   ----------------------  ---------------------
"Dogs" of Wall
 Street Fund**      $ 16,281  $   34,839  $30,904         -          -          -           -
---------------- ---------------------------------   ----------------------  ---------------------

* For the period from 3/22/98 (for those Funds for which Class II shares were previously designated as Class C shares).

** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund).

      Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Trust has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

      Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Trust. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

      The Service Agreement dated September 23, 1993 as amended August 21, 1996 and May 19, 1998 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

      As discussed in each Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

      Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

      The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

      Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

      The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 1998, 1997 and 1996.

                          1998 Brokerage Commissions



                                                                               Percentage of Amount
                                                                                 of Transactions
                                                              Percentage of    Involving Payment of
                               Aggregate    Amount paid to   Commissions paid    Commissions to
                               Brokerage      Affiliated      to Affiliated        Affiliated
                              Commissions   Broker-Dealers   Broker-Dealers     Brokers- Dealers
----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund              200,611        --               --                 --
                            ------------------------------------------------------------------------
Mid-Cap Growth Fund                311,563        --               --                 --
                            ------------------------------------------------------------------------
Small Company Growth                              --               --                 --
 Fund                              907,232
                            ------------------------------------------------------------------------
Growth and Income Fund             416,442       900             0.22%              0.08%
                            ------------------------------------------------------------------------
Balanced Assets Fund               400,019        --               --                 --
                            ------------------------------------------------------------------------
"Dogs" of Wall Street Fund          80,551        --               --                 --
----------------------------------------------------------------------------------------------------

                           1997 Brokerage Commissions

                                Aggregate              Amount paid to    Percentage of Commissions paid to
                                Brokerage                Affiliated          Affiliated Broker-Dealers
                               Commissions             Broker-Dealers
-------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund            $398,417                     --                          --
                           ----------------------------------------------------------------------------
Mid-Cap Growth Fund              $310,572                     --                          --
                           ----------------------------------------------------------------------------
Small Company Growth Fund      $1,096,605                     --                          --
                           ----------------------------------------------------------------------------
Growth and Income Fund           $354,892                     --                          --
                           ----------------------------------------------------------------------------
Balanced Assets Fund             $777,773                     --                          --
-------------------------------------------------------------------------------------------------------

                           1996 Brokerage Commissions

                              Aggregate         Amount paid to
                              Brokerage           Affiliated              Percentage paid to
Fund                         Commissions        Broker-Dealers        Affiliated Broker-Dealers
------------------------------------------------------------------------------------------------
Blue Chip Growth Fund         $424,304                 $0                        0.0%
                           ---------------------------------------------------------------------
Mid-Cap Growth Fund           $238,176               $3,150                      1.3%
                           ---------------------------------------------------------------------
Small Company Growth Fund     $408,277              $11,880                      2.9%
                           ---------------------------------------------------------------------
Growth and Income Fund        $ 66,513               $2,130                      3.2%
                           ---------------------------------------------------------------------
Balanced Assets Fund          $952,056              $21,450                      2.3%
------------------------------------------------------------------------------------------------


              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

      Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

      Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation.

          The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 1998, 1997 and 1996.
                                     1998

                      Front-End      Front-End       Amount         Contingent      Contingent
Fund                  Sales          Sales           Reallowed to   Deferred        Deferred
                      Concessions-   Concessions-    Affiliated     Sales Charge-   Sales Charge-
                      Class A        Class II        Broker-        Class B         Class II
                      Shares         Shares*         Dealers        Shares          Shares**
-----------------------------------------------------------------------------------------------
Blue Chip               147,076            -           69,677          43,371           -
Growth Fund
                  -----------------------------------------------------------------------------
Mid-Cap Growth                             -
Fund                     52,243                        31,728          28,118           -
                  -----------------------------------------------------------------------------
Small Company
Growth Fund             425,373            -          218,719         291,969           -
                  -----------------------------------------------------------------------------
Growth and              706,772             -         329,966         177,476            -
Income Fund
                  -----------------------------------------------------------------------------
Balanced Assets         953,420            -          709,993         218,815           -
Fund
                  -----------------------------------------------------------------------------
"Dogs" of Wall          935,429         329,611        74,104           5,159          970

Street Fund ***
-----------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect the other Funds (then designated as Class C shares) carried no such charge.

** For the period from 2/2/98 (for those Funds for which Class II shares were previously designated as Class C shares)

*** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund)

                                      1997

                                   Front-End Sales              Amount Reallowed to           Contingent Deferred
Fund                                 Concessions-                    Affiliated                      Sales
                                    Class A Shares                Broker-Dealers            Charge- Class B Shares
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                  $68,915                       $42,671                        $54,673
                           -----------------------------------------------------------------------------------------
Mid-Cap Growth Fund                    $81,231                       $44,483                        $44,557
                           -----------------------------------------------------------------------------------------
Small Company Growth Fund           $1,315,944                      $536,682                       $262,423
                           -----------------------------------------------------------------------------------------
Growth and Income Fund                $707,401                      $367,498                        $44,335
                           -----------------------------------------------------------------------------------------
Balanced Assets Fund                  $666,236                      $501,649                       $299,683
--------------------------------------------------------------------------------------------------------------------

                                     1996

                              Front-End Sales                   Amount Reallowed to Affiliated      Contingent Deferred Sales
Fund                          Concessions-Class A Shares        Broker-Dealers                      Charge- Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Fund                  $84,051                         $48,653                             $37,223
                           -------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund                   $185,300                        $125,403                             $15,696
                           -------------------------------------------------------------------------------------------------------
 Small Company Growth Fund           $2,007,194                      $1,156,919                            $118,032
                           -------------------------------------------------------------------------------------------------------
 Growth and Income Fund                $384,542                        $188,254                              $1,820
                           -------------------------------------------------------------------------------------------------------
Balanced Assets Fund                 $1,139,306                        $830,997                            $303,405
----------------------------------------------------------------------------------------------------------------------------------

Waiver of CDSC. As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

      Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

      Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases through the Distributor. An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the

NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check. Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day. Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

          . You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

          . Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

          . Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SunAmerica Mutual Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the
Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

     Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

        (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

        (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

        (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

        (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

        (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

        (vi)  group purchases as described below.

     A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

     Rights of Accumulation.   A purchaser of Fund shares may qualify for a
reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

     Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

     Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

     Net Asset Value Transfer Program. Investors may purchase Class A shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other SunAmerica Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

     A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B, Class Z and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                               P(1 + T)/n/ = ERV

        P   = a hypothetical initial purchase payment of $1,000
        T   = average annual total return
        N   = number of years

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional ending redeemable value of a hypothetical $1,000 payment made at the portion thereof).

     The above formula assumes that:

          . The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

          . All dividends and distributions are reinvested at net asset value; and

          . Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

     The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 1998 are as follows:


--------------------------------------------------------------------
                              Since      One      Five    Ten
Class A Shares                Inception  Year     Years   Years
----------------------------  ---------  -------  ------  ------
--------------------------------------------------------------------
Blue Chip Growth Fund         12.53%/1/   -0.95%     N/A     N/A
--------------------------------------------------------------------
Mid-Cap Growth Fund           11.35%/2/   -9.71%   7.73%  11.79%
--------------------------------------------------------------------
Small Company Growth Fund     11.23%/3/  -29.32%   7.12%  10.73%
--------------------------------------------------------------------
Growth and Income Fund        19.93%/4/   -0.54%     N/A     N/A
--------------------------------------------------------------------
Balanced Assets Fund          11.58%/5/    3.04%  11.53%     N/A
--------------------------------------------------------------------
"Dogs" of Wall Street Fund       N/A         N/A     N/A     N/A
--------------------------------------------------------------------

________________

(1) From date of inception October 8, 1993.

(2) From date of inception January 28, 1987.

(3) From date of inception of January 28, 1987.

(4) From date of inception of July 1, 1994.

(5) From date of inception of September 24, 1993.

--------------------------------------------------------------------
                              Since        One      Five    Ten
Class B Shares                Inception    Year     Years   Years
----------------------------  ---------  ---------  ------  ------
--------------------------------------------------------------------
Blue Chip Growth Fund         11.51%/1/      0.36%  12.79%  10.18%
--------------------------------------------------------------------
Mid-Cap Growth Fund            7.85%/2/   -  8.73%     N/A     N/A
--------------------------------------------------------------------
Small Company Growth Fund      7.65%/3/   - 28.50%   7.39%     N/A
--------------------------------------------------------------------
Growth and Income Fund        20.77%/4/      0.84%     N/A     N/A
--------------------------------------------------------------------
Balanced Assets Fund          12.27%/5/      4.62%  11.91%  12.00%
--------------------------------------------------------------------
"Dogs" of Wall Street Fund/6/   N/A            N/A     N/A     N/A
--------------------------------------------------------------------

--------------

(1) From date of inception of March 13, 1985.

(2) From date of inception October 4, 1993.

(3) From date of inception of September 24, 1993.

(4) From date of inception of July 6, 1994.

(5) From date of inception of January 29, 1985.

(6) From date of inception of June 8, 1998.


---------------------------------------
                          Since
    Class II Shares       Inception
------------------------  ---------
---------------------------------------
Blue Chip Growth Fund/1/       N/A
---------------------------------------
Mid-Cap Growth Fund/1/         N/A
---------------------------------------
Small Company Growth Fund/1/   N/A
---------------------------------------
Growth and Income Fund/1/      N/A
---------------------------------------
Balanced Assets Fund/1/        N/A
---------------------------------------
"Dogs" of Wall Street Fund/2/  N/A
---------------------------------------

________________

(1) Date of inception: February 2, 1998.

(2) Date of inception: February 8, 1998.


---------------------------------------------------------------------
                              Since         One      Five   Ten
Class Z Shares                Inception     Year     Years  Years
---------------------------  -----------  ---------  -----  -----

---------------------------------------------------------------------
Small Company Growth Fund     -5.02%/1/   -24.64%     N/A    N/A

---------------------------------------------------------------------
Growth and Income Fund           N/A          N/A     N/A    N/A

---------------------------------------------------------------------

________________

(1) From date of inception of October 7, 1996.

     Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

         Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

         a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

Comparisons of performance assume reinvestment of dividends.

         f) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         g) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         h) Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

         i) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

         j) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         k) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         l) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         m) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         n) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

         o) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         p) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

         q) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value- weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         r) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         s) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

         t) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         u) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

              Australian Dollars               Netherlands Guilders
              Canadian Dollars                 Swiss Francs
              European Currency Units          UK Pound Sterling
              French Francs                    U.S. Dollars
              Japanese Yen                     German Deutsche Marks

         v) J.P. Morgan Global Government Bond Index -- a total return, market capitalization- weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         w) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         x) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         y) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

         z) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         aa) Morgan Stanley Capital International World Index -- An arithmetic, market value- weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         bb) Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         cc) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

         Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes.   Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

         In order to be qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and capital gains that it distributes provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by each Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year.

         Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

         The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.
Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

         Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of each Fund are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

Individual Retirement Accounts (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

Salary Reduction Simplified Employee Pension. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

Savings Incentive Match Plan for Employees ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

Roth IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA. Established by the Taxpayer Relief Act of 1997, under Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                             DESCRIPTION OF SHARES

         Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

         Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Mid-Cap Growth Fund, the Small Company Growth Fund, the Growth and Income Fund, the Balanced Assets Fund and "Dogs" of Wall Street Fund. The Blue Chip Growth Fund, the Mid-Cap Growth Fund, the Balanced Assets Fund and "Dogs" of Wall Street Fund each have been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Small Company Growth Fund and the Growth and Income Fund has each been divided into four classes of shares, designated as Class A, Class B, Class II and Class Z shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the

Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

         All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, and
(viii) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SunAmerica Mutual Funds that offers that class except that Class II shares will be exchangeable into Class C shares of the other SunAmerica Mutual Funds that do not offer Class II. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

         The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                            ADDITIONAL INFORMATION

Computation of Offering Price per Share
---------------------------------------

         The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund's net assets as of September 30, 1998.

-------------------------------------- ---------------------------------------------- ------------------------------------------
                                                   Blue Chip Growth Fund                         Mid-Cap Growth Fund
                                                   ---------------------                         -------------------
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------
                                           Class A        Class B         Class C +     Class A        Class B      Class C +
                                           -------        -------         --------      -------        -------      --------
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------
Net Assets.....                            $72,535,570   $36,106,145             $--    $38,437,342   $10,026,585           $--
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------
Number of Shares Outstanding.....            3,897,584     2,023,562              --      2,369,890       646,152            --
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------
Net Asset Value Per Share (net
assets divided by number of                      18.61         17.84              --          16.22         15.52            --
shares)..........................                   --            --              --             --            --            --
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------

Sales Charge
    for Class A Shares: 5.75% of
    offering price (6.10% of net asset
    value per share)*............                 1.14            --**            --           0.99            --**          --

    for Class II Shares: 1.00% of
    offering price (1.01% of net asset
    value per share)*............                   --            --              --             --            --            --

-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------
Offering Price....                               19.75         17.84               -          17.21         15.52             -
-------------------------------------- ---------------- ------------- --------------- -------------- ------------- -------------

     * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
     ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
     + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------- ------------------------------------------------------------------------------------
                                                                          Small Company Growth Fund
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
                                                  Class A             Class B              Class C +              Class Z
                                                  -------             -------              --------               -------
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
Net Assets.....                                   $105,243,111           $61,398,079              $168,485              $564,852
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
Number of Shares Outstanding.....                    5,510,694             3,347,400                 9,188                29,216
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
Net Asset Value Per Shares (net assets                   19.10                 18.34                 18.34                 19.33
divided by number of shares).....
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
Sales Charge
  for Class A Shares: 5.75% of offering
  price (6.10% of net asset value per
  share)*.....                                            1.16                **                         -                    **

  for Class II Shares: 1.00% of offering
  price (1.01% of net asset value per share)*                -                     -                     -                     -
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------
Offering Price....                                       20.26                 18.34                 18.34                 19.33
-------------------------------------------- ------------------ --------------------- --------------------- ---------------------

     * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

     ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

     + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

--------------------------------------------- ----------------------------------------------- --------------
                                                          Growth and Income Fund
--------------------------------------------- --------------- ---------------- -------------- --------------
                                                 Class A          Class B          Class C +        Class Z
                                                 -------          -------          --------
--------------------------------------------- --------------- ---------------- -------------- --------------
Net Assets.....                                  $57,128,985      $79,004,085       $963,496        $93,421
--------------------------------------------- --------------- ---------------- -------------- --------------
Number of Shares Outstanding.....                  4,463,782        6,259,325         76,408          7,276
--------------------------------------------- --------------- ---------------- -------------- --------------
Net Asset Value Per Shares (net assets                 12.80            12.62          12.61          12.84
divided by number of shares).....
--------------------------------------------- --------------- ---------------- -------------- --------------
Sales Charge
  for Class A Shares: 5.75% of offering price
  (6.10% of net asset value per share)*.....            0.78               **

  for Class II Shares: 1.00% of offering
  price (1.01% of net asset value per share)*             --               --
--------------------------------------------- --------------- ---------------- -------------- --------------
Offering Price....                                     13.58            12.62          12.61          12.84
--------------------------------------------- --------------- ---------------- -------------- --------------

     * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

     ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

     + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

--------------------------------------- ------------------------------------------------ -------------------------------------------
                                                    Balanced Assets Fund                       "Dogs" of Wall Street Fund+
--------------------------------------- ------------------------- --------- ----------- ----------- --------------- ----------------
                                         Class A      Class B      Class C     Class Z    Class A        Class B        Class C ++
                                                                     ++
--------------------------------------- ------------ ------------ ---------- ---------- ----------- --------------- ----------------
Net Assets.....                        $189,667,959  $165,926,207      $--       $--   $16,671,775    $19,734,004       $20,108,282
--------------------------------------- ------------ ------------ ---------- ---------- ----------- --------------- ----------------

Number of Shares Outstanding.....        10,519,109     9,211,366       --        --    1,507,576      1,788,369          1,822,909
--------------------------------------- ------------ ------------ ---------- ---------- ----------- --------------- ----------------

Net Asset Value Per Shares (net assets        18.03         18.01       --        --        11.06          11.03              11.03
divided by number of shares).....
--------------------------------------- ------------ ------------ ---------- ---------- ----------- --------------- ----------------

Sales Charge                                   1.10            --       --        --         0.67             --
  for Class A Shares: 5.75% of offering                      **                 **
  price (6.10% of net asset value
  per share)*                                                                                             **

  for Class II Shares: 1.00% of offering         --            --       --        --           --             --               0.11
  price (1.01% of net asset value
  per share)*
--------------------------------------- ------------ ------------ ---------- ---------- ----------- --------------- ----------------

Offering Price....                            19.13         18.01       --        --        11.73          11.03              11.14
----------------------------------------------------------------- ---------- ---------- ----------- --------------- ----------------

     * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
     ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
     + The offering of shares of "Dogs" of Wall Street Fund commenced on June 1, 1998.

     ++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agency. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Accountants and Legal Counsel. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Trust.

                             FINANCIAL STATEMENTS

     Set forth following this Statement of Additional Information are the financial statements of SunAmerica Equity Funds with respect to Registrant's fiscal year ended September 30, 1998.

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1998


                            BALANCED     BLUE CHIP      MID-CAP    SMALL COMPANY   GROWTH AND    "DOGS" OF
                             ASSETS        GROWTH       GROWTH        GROWTH         INCOME     WALL STREET
                              FUND          FUND         FUND          FUND           FUND         FUND
                          ----------------------------------------------------------------------------------
ASSETS:
Investments securities,
 at value*..............  $319,254,090  $ 97,620,414  $47,534,013  $127,372,539   $122,856,638  $55,018,295
Short-term securities*..            --            --           --            --         49,750           --
Repurchase agreements
 (cost equals market)...    34,469,000    10,865,000    1,938,000    38,447,000     13,902,000      257,000
Cash....................        44,589           215          697           223            272      106,315
Interest and dividends
 receivable.............     1,639,110        89,156       36,410        31,259        114,198      109,250
Receivable for
 investments sold.......       841,789            --    2,498,319     4,307,616             --           --
Receivable for shares of
 beneficial interest
 sold...................       510,696       347,549      274,035        52,751        580,297    2,257,982
Prepaid expenses........        10,823        32,195        5,962        15,047          7,747       55,872
Deferred organizational
 expenses...............            --            --           --            --            203           --
Receivable from
 investment adviser.....            --            --           --         5,286          3,686       28,565
                          ------------  ------------  -----------  ------------   ------------  -----------
  Total assets..........   356,770,097   108,954,529   52,287,436   170,231,721    137,514,791   57,833,279
                          ------------  ------------  -----------  ------------   ------------  -----------
LIABILITIES:
Payable for shares of
 beneficial interest
 redeemed...............       435,878        71,009       38,332       359,534         42,700        8,994
Accrued expenses........       271,854       126,239       87,682       202,682        119,816       51,908
Investment advisory and
 management fees
 payable................       216,259        65,816       28,624       104,059         82,387       14,022
Distribution and service
 maintenance fees
 payable................       189,109        49,750       18,522        81,762         79,901       31,991
Dividends payable.......        62,831            --           --            --             --           --
Payable for investments
 purchased..............            --            --    3,650,349     1,379,657             --    1,212,303
Written options at value
 (proceeds $649,698 on
 Small Company Growth)..            --            --           --       729,500             --           --
                          ------------  ------------  -----------  ------------   ------------  -----------
  Total liabilities.....     1,175,931       312,814    3,823,509     2,857,194        324,804    1,319,218
                          ------------  ------------  -----------  ------------   ------------  -----------
    Net assets..........  $355,594,166  $108,641,715  $48,463,927  $167,374,527   $137,189,987  $56,514,061
                          ============  ============  ===========  ============   ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    197,305  $     59,211  $    30,160  $     88,965   $    108,068  $    51,189
Paid-in capital.........   282,347,132    85,172,302   40,298,327   158,441,241    121,988,753   60,750,415
                          ------------  ------------  -----------  ------------   ------------  -----------
                           282,544,437    85,231,513   40,328,487   158,530,206    122,096,821   60,801,604
Accumulated
 undistributed net
 investment income
 (loss).................       (85,057)      (12,409)      (6,950)      (28,365)        (5,954)     234,485
Accumulated
 undistributed net
 realized gain on
 investments, foreign
 currency and other
 assets and liabilities.    23,387,622     6,773,487    3,419,179    10,474,869      4,562,107           --
Net unrealized
 appreciation
 (depreciation) of
 investments............    49,747,164    16,649,124    4,723,211    (1,522,381)    10,537,013   (4,522,028)
Net unrealized
 depreciation on written
 options contracts......            --            --           --       (79,802)            --           --
                          ------------  ------------  -----------  ------------   ------------  -----------
    Net assets..........  $355,594,166  $108,641,715  $48,463,927  $167,374,527   $137,189,987  $56,514,061
                          ============  ============  ===========  ============   ============  ===========
*Identified cost
Investment securities...  $269,506,926  $ 80,971,290  $42,810,802  $128,894,920   $112,319,299  $59,540,323
                          ============  ============  ===========  ============   ============  ===========
Short-term securities...            --            --           --            --   $     50,076           --
                          ============  ============  ===========  ============   ============  ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1998 -- (CONTINUED)


                            BALANCED    BLUE CHIP    MID-CAP   SMALL COMPANY GROWTH AND   "DOGS" OF
                             ASSETS      GROWTH      GROWTH       GROWTH       INCOME    WALL STREET
                              FUND        FUND        FUND         FUND         FUND        FUND
                             -----------------------------------------------------------------------
CLASS A (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............  $189,667,959 $72,535,570 $38,437,342 $105,243,111  $57,128,985 $16,671,775
Shares of beneficial
 interest issued and
 outstanding............    10,519,109   3,897,584   2,369,890    5,510,694    4,463,782   1,507,576
Net asset value and
 redemption price per
 share..................  $      18.03 $     18.61 $     16.22 $      19.10  $     12.80 $     11.06
Maximum sales charge
 (5.75% of offering
 price).................          1.10        1.14        0.99         1.16         0.78        0.67
                          ------------ ----------- ----------- ------------  ----------- -----------
Maximum offering price
 to public..............  $      19.13 $     19.75 $     17.21 $      20.26  $     13.58 $     11.73
                          ============ =========== =========== ============  =========== ===========
CLASS B (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............  $165,926,207 $36,106,145 $10,026,585 $ 61,398,079  $79,004,085 $19,734,004
Shares of beneficial
 interest issued and
 outstanding............     9,211,366   2,023,562     646,152    3,347,400    6,259,325   1,788,369
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      18.01 $     17.84 $     15.52 $      18.34  $     12.62 $     11.03
                          ============ =========== =========== ============  =========== ===========
CLASS C (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          -- $    168,485  $   963,496          --
Shares of beneficial
 interest issued and
 outstanding............            --          --          --        9,188       76,408          --
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).            --          --          -- $      18.34  $     12.61          --
                          ============ =========== =========== ============  =========== ===========
CLASS II (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          --           --           -- $20,108,282
Shares of beneficial
 interest issued and
 outstanding............            --          --          --           --           --   1,822,909
Net asset value and
 redemption price per
 share (excluding any
 applicable contigent
 deferred sales charge).            --          --          --           --           -- $     11.03
Maximum sales charge
 (1.00% of offering
 price).................            --          --          --           --           --        0.11
                          ------------ ----------- ----------- ------------  ----------- -----------
Maximum offering price
 to public..............            --          --          --           --           -- $     11.14
                          ============ =========== =========== ============  =========== ===========
CLASS Z (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          -- $    564,852  $    93,421          --
Shares of beneficial
 interest issued and
 outstanding............            --          --          --       29,216        7,276          --
Net asset value,
 offering and redemption
 price per share........            --          --          -- $      19.33  $     12.84          --
                          ============ =========== =========== ============  =========== ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 1998

                             BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY  GROWTH AND   "DOGS" OF
                              ASSETS       GROWTH      GROWTH        GROWTH        INCOME    WALL STREET
                               FUND         FUND        FUND          FUND          FUND        FUND
                                -------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $ 8,050,065  $  198,532  $   145,326  $    898,624   $  267,943  $    18,026
 Dividends (net of
  withholding taxes of
  $19,920, $7,282, $0,
  $1,760, $8,172 and
  $3,242, respectively)...    2,977,204   1,281,746      336,760       805,043    1,836,811      307,479
                            -----------  ----------  -----------  ------------   ----------  -----------
 Total investment income..   11,027,269   1,480,278      482,086     1,703,667    2,104,754      325,505
                            -----------  ----------  -----------  ------------   ----------  -----------
Expenses:
 Investment advisory and
  management fees.........    2,704,740     844,891      412,690     1,818,045      977,786       39,290
 Distribution and service
  maintenance fees--Class
  A.......................      645,087     257,768      151,368       515,835      200,444       16,281
 Distribution and service
  maintenance fees--Class
  B.......................    1,770,905     390,042      117,776       939,577      728,174       34,839
 Distribution and service
  maintenance fees--Class
  C.......................           --          --           --         1,105        2,563           --
 Distribution and service
  maintenance fees--Class
  II......................           --          --           --            --           --       30,904
 Transfer agent fees and
  expenses--Class A.......      523,992     200,307      113,919       408,271      151,273       13,489
 Transfer agent fees and
  expenses--Class B.......      452,068     108,473       34,251       243,036      178,476       10,301
 Transfer agent fees and
  expenses--Class C.......           --          --           --         1,570        3,022           --
 Transfer agent fees and
  expenses--Class II......           --          --           --            --           --        9,146
 Transfer agent fees and
  expenses--Class Z.......        8,816          --           --        17,640        6,020           --
 Custodian fees and
  expenses................      126,300      73,135       69,000       125,460       87,535        9,994
 Registration fees--Class
  A.......................       21,385      12,850       12,618        19,170        9,910        6,248
 Registration fees--Class
  B.......................       20,100       6,661        6,814        16,296       15,833        9,363
 Registration fees--Class
  C.......................           --          --           --        13,772       15,583           --
 Registration fees--Class
  II......................           --          --           --            --           --        5,704
 Registration fees--Class
  Z.......................          175          --           --         1,421        1,884           --
 Trustee's fees and
  expenses................       37,426      11,466        6,594        27,630       12,740          575
 Printing expense.........       30,615      14,465        5,425        32,220       10,200        2,570
 Audit and tax consulting
  fees....................       27,470      35,110       34,855        31,120       34,600       13,075
 Legal fees and expenses..        5,230       5,150        2,775         4,785        1,825        2,300
 Insurance expense........        4,869       1,368          816         3,941          760            4
 Interest expense.........        2,899          --        5,179        33,733          971           --
 Amortization of
  organizational expenses.           --          --           --            --          277           --
 Miscellaneous expenses...        5,189       2,163        1,621         4,340        2,118          795
                            -----------  ----------  -----------  ------------   ----------  -----------
 Total expenses...........    6,387,266   1,963,849      975,701     4,258,967    2,441,994      204,878
 Less: expenses
  reimbursed by
  investment adviser......       (8,754)         --           --       (32,661)     (25,805)     (55,500)
                            -----------  ----------  -----------  ------------   ----------  -----------
 Net expenses.............    6,378,512   1,963,849      975,701     4,226,306    2,416,189      149,378
                            -----------  ----------  -----------  ------------   ----------  -----------
Net investment income
 (loss)...................    4,648,757    (483,571)    (493,615)   (2,522,639)    (311,435)     176,127
                            -----------  ----------  -----------  ------------   ----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain on
 investments..............   24,425,420   7,610,662    5,342,697    20,153,760    5,999,035           --
Net realized gain (loss)
 on option contracts......           --          --      182,906      (141,399)          --           --
Net realized gain on
 foreign currency and
 other assets
 and liabilities..........           --           6           42            --           --           --
Net change in unrealized
 appreciation/depreciation
 on investments...........    1,642,258  (1,920,853)  (6,869,735)  (82,111,504)    (864,910)  (4,522,028)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................           --          --           --       (79,802)          --           --
                            -----------  ----------  -----------  ------------   ----------  -----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   26,067,678   5,689,815   (1,344,090)  (62,178,945)   5,134,125   (4,522,028)
                            -----------  ----------  -----------  ------------   ----------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS..........  $30,716,435  $5,206,244  $(1,837,705) $(64,701,584)  $4,822,690  $(4,345,901)
                            ===========  ==========  ===========  ============   ==========  ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS


                             BALANCED ASSETS FUND          BLUE CHIP GROWTH FUND          MID-CAP GROWTH FUND
                          ----------------------------  ----------------------------  ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                              1998           1997           1998           1997           1998          1997
                          -------------  -------------  -------------  -------------  ------------- -------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $  4,648,757   $  5,015,077   $   (483,571)  $   (335,991)   $  (493,615)  $  (562,601)
 Net realized gain on
  investments...........    24,425,420     34,784,767      7,610,662     13,956,312      5,342,697    10,239,030
 Net realized gain on
  option contracts......            --             --             --             --        182,906            --
 Net realized gain on
  foreign currency,
  other assets and
  liabilities...........            --             --              6             --             42            --
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........     1,642,258     31,289,347     (1,920,853)    12,669,963     (6,869,735)      984,447
                          ------------   ------------   ------------   ------------    -----------   -----------
Net increase (decrease)
 in net assets resulting
 from operations........    30,716,435     71,089,191      5,206,244     26,290,284     (1,837,705)   10,660,876
                          ------------   ------------   ------------   ------------    -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)......    (3,066,976)    (2,846,051)            --             --             --            --
 From net investment
  income (Class B)......    (1,812,490)    (2,063,991)            --             --             --            --
 From net investment
  income (Class Z)......        (2,188)          (641)            --             --             --            --
 From net realized gains
  on investments
  (Class A).............   (16,001,494)   (14,835,171)    (8,287,237)    (7,108,685)    (7,536,397)   (1,856,886)
 From net realized gains
  on investments
  (Class B).............   (16,263,710)   (17,300,021)    (4,747,751)    (5,010,638)    (2,258,592)     (619,105)
 From net realized gains
  on investments
  (Class Z).............       (35,253)          (994)            --             --             --            --
                          ------------   ------------   ------------   ------------    -----------   -----------
Total dividends and
 distributions to
 shareholders...........   (37,182,111)   (37,046,869)   (13,034,988)   (12,119,323)    (9,794,989)   (2,475,991)
                          ------------   ------------   ------------   ------------    -----------   -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 6)..    19,370,777     (9,585,219)    11,025,071      3,081,521        266,590    (4,043,040)
                          ------------   ------------   ------------   ------------    -----------   -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    12,905,101     24,457,103      3,196,327     17,252,482    (11,366,104)    4,141,845
NET ASSETS:
Beginning of period.....   342,689,065    318,231,962    105,445,388     88,192,906     59,830,031    55,688,186
                          ------------   ------------   ------------   ------------    -----------   -----------
End of period [including
 undistributed net
 investment income
 (loss) for
 September 30, 1998 and
 September 30, 1997 of
 ($85,057), $91,715;
 ($12,409), ($8,538);
 ($6,950), and ($4,811),
 respectively]..........  $355,594,166   $342,689,065   $108,641,715   $105,445,388    $48,463,927   $59,830,031
                          ============   ============   ============   ============    ===========   ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                             SMALL COMPANY GROWTH FUND      GROWTH AND INCOME FUND      "DOGS" OF WALL STREET
                            ----------------------------  ----------------------------  ---------------------
                            FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR      FOR THE PERIOD
                                ENDED          ENDED          ENDED          ENDED          JUNE 8, 1998*
                            SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,         THROUGH
                                1998           1997           1998           1997        SEPTEMBER 30, 1998
                            -------------  -------------  -------------  -------------  ---------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income
  (loss)..................  $  (2,522,639) $ (3,953,450)  $   (311,435)  $     73,082        $   176,127
 Net realized gain on
  investments.............     20,153,760    32,482,170      5,999,035     10,454,215                 --
 Net realized loss on
  option contracts........       (141,399)      (72,208)            --             --                 --
 Net realized loss on
  foreign currency, other
  assets and liabilities..             --            --             --             (8)                --
 Net change in unrealized
  appreciation/depreciation
  on investments..........    (82,111,504)   23,022,865       (864,910)     9,603,085         (4,522,028)
 Net change in unrealized
  appreciation/depreciation
  on written option
  contracts...............        (79,802)           --             --             --                 --
                            -------------  ------------   ------------   ------------        -----------
Net increase (decrease) in
 net assets resulting from
 operations...............    (64,701,584)   51,479,377      4,822,690     20,130,374         (4,345,901)
                            -------------  ------------   ------------   ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)........             --            --             --        (72,848)                --
 From net investment
  income (Class B)........             --            --             --        (30,158)                --
 From net realized gains
  on investments (Class
  A)......................    (15,001,692)   (5,628,252)    (5,129,665)    (1,193,264)                --
 From net realized gains
  on investments (Class
  B)......................    (10,065,127)   (3,985,469)    (6,103,333)      (917,178)                --
 From net realized gains
  on investments (Class
  Z)......................       (106,214)       (7,070)            --             --                 --
                            -------------  ------------   ------------   ------------        -----------
Total dividends and
 distributions to
 shareholders.............    (25,173,033)   (9,620,791)   (11,232,998)    (2,213,448)                --
                            -------------  ------------   ------------   ------------        -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 6)....    (53,359,166)    2,343,256     40,851,375     49,829,973         60,859,962
                            -------------  ------------   ------------   ------------        -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS............   (143,233,783)   44,201,842     34,441,067     67,746,899         56,514,061
NET ASSETS:
Beginning of period.......    310,608,310   266,406,468    102,748,920     35,002,021                 --
                            -------------  ------------   ------------   ------------        -----------
End of period [including
 undistributed net
 investment income (loss)
 for September 30, 1998
 and September 30, 1997 of
 ($28,365), ($18,299);
 ($5,954), ($2,144);
 $234,485 and $0,
 respectively]............  $ 167,374,527  $310,608,310   $137,189,987   $102,748,920        $56,514,061
                            =============  ============   ============   ============        ===========

*Commencement of Operations

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

BALANCED ASSETS FUND
--------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $15.13    $ 0.30     $ (0.23)   $  0.07    $(0.28)  $(0.30)  $(0.58)   $14.62      0.50%    $ 52,098
9/30/95.........   14.62      0.32        2.51       2.83     (0.45)   (0.58)   (1.03)    16.42     20.68      119,916
9/30/96.........   16.42      0.27        1.39       1.66     (0.28)   (0.99)   (1.27)    16.81     10.65      147,035
9/30/97.........   16.81      0.31        3.43       3.74     (0.31)   (1.75)   (2.06)    18.49     24.81      169,201
9/30/98.........   18.49      0.29        1.29       1.58     (0.30)   (1.74)   (2.04)    18.03      9.32      189,668
                                                                               CLASS B
                                                                               -------
9/30/94.........  $15.13    $ 0.20     $ (0.23)   $ (0.03)   $(0.18)  $(0.30)  $(0.48)   $14.62    (0.14)%    $180,655
9/30/95.........   14.62      0.23        2.51       2.74     (0.36)   (0.58)   (0.94)    16.42     19.96      162,115
9/30/96.........   16.42      0.17        1.38       1.55     (0.18)   (0.99)   (1.17)    16.80      9.93      171,197
9/30/97.........   16.80      0.21        3.43       3.64     (0.21)   (1.75)   (1.96)    18.48     24.09      173,435
9/30/98.........   18.48      0.18        1.28       1.46     (0.19)   (1.74)   (1.93)    18.01      8.62      165,926
-----------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
---------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
10/08/93-
 9/30/94(3).....  $16.24    $ 0.09     $ (0.26)   $ (0.17)   $   --   $(0.65)  $(0.65)   $15.42     (1.05)%   $  3,207
9/30/95.........   15.42      0.02        2.99       3.01        --    (1.09)   (1.09)    17.34     21.29       42,407
9/30/96.........   17.34     (0.03)       2.22       2.19        --    (1.91)   (1.91)    17.62     13.88       51,993
9/30/97.........   17.62     (0.02)       5.05       5.03        --    (2.43)   (2.43)    20.22     32.96       67,812
9/30/98.........   20.22     (0.04)       0.91       0.87        --    (2.48)   (2.48)    18.61      5.09       72,536
                                                                               CLASS B
                                                                               -------
9/30/94.........  $16.28    $(0.01)    $ (0.28)   $ (0.29)     $ --   $(0.65)  $(0.65)   $15.34    (1.81)%    $ 71,749
9/30/95.........   15.34     (0.01)       2.89       2.88        --    (1.09)   (1.09)    17.13     20.51       39,533
9/30/96.........   17.13     (0.14)       2.19       2.05        --    (1.91)   (1.91)    17.27     13.17       36,199
9/30/97.........   17.27     (0.13)       4.90       4.77        --    (2.43)   (2.43)    19.61     32.02       37,633
9/30/98.........   19.61     (0.16)       0.87       0.71        --    (2.48)   (2.48)    17.84      4.36       36,106
BALANCED ASSETS FUND
--------------------
                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
9/30/94.........   1.58%            2.00%          141%
9/30/95.........   1.50             2.13           130
9/30/96.........   1.52             1.63           187
9/30/97.........   1.50             1.86           149
9/30/98.........   1.46             1.59            80
9/30/94.........   2.21%            1.36%          141%
9/30/95.........   2.12             1.59           130
9/30/96.........   2.12             1.03           187
9/30/97.........   2.11             1.26           149
9/30/98.........   2.08             0.97            80
-----------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
---------------------
                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
10/08/93-
 9/30/94(3).....   1.64%(4)(5)      0.65%(4)(5)    170%
9/30/95.........   1.58(5)          0.11(5)        251
9/30/96.........   1.57            (0.18)          269
9/30/97.........   1.54            (0.11)          211
9/30/98.........   1.52            (0.20)           90
9/30/94.........   2.28%           (0.05)%         170%
9/30/95.........   2.22            (0.09)          251
9/30/96.........   2.23            (0.83)          269
9/30/97.........   2.22            (0.77)          211
9/30/98.........   2.17            (0.86)           90

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                                 9/30/94 9/30/95
                                                                 ------- -------
   Blue Chip Growth Class A.....................................  1.66%   .11%

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND
-------------------
                                         NET
                                     GAIN (LOSS)
                              NET    ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET  INVEST-  MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,     MENT     REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  INCOME       AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD (LOSS)(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $18.03    $  0.04    $ (1.64)   $ (1.60)   $   --   $(2.65)  $(2.65)   $ 13.78    (9.60)%   $ 32,906
9/30/95.........   13.78      (0.08)      4.14       4.06     (0.04)      --    (0.04)     17.80    29.51       37,714
9/30/96.........   17.80      (0.12)      2.21       2.09        --    (2.11)   (2.11)     17.78    12.92       41,904
9/30/97.........   17.78      (0.15)      3.83       3.68        --    (0.80)   (0.80)     20.66    21.54       46,051
9/30/98.........   20.66      (0.13)     (0.78)     (0.91)       --    (3.53)   (3.53)     16.22    (4.20)      38,437
                                                                               CLASS B
                                                                               -------
10/04/93-
 9/30/94(4).....  $18.12    $  0.03    $ (1.80)   $ (1.77)   $   --   $(2.65)  $(2.65)   $ 13.70   (10.56)%   $  4,039
9/30/95.........   13.70      (0.18)      4.08       3.90     (0.02)      --    (0.02)     17.58    28.55        9,544
9/30/96.........   17.58      (0.24)      2.18       1.94        --    (2.11)   (2.11)     17.41    12.16       13,784
9/30/97.........   17.41      (0.28)      3.73       3.45        --    (0.80)   (0.80)     20.06    20.65       13,779
9/30/98.........   20.06      (0.25)     (0.76)     (1.01)       --    (3.53)   (3.53)     15.52    (4.93)      10,027
-----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
-------------------------
                                         NET
                                     GAIN (LOSS)
                              NET    ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET  INVEST-  MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,     MENT     REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  INCOME       AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD (LOSS)(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $19.78    $ (0.10)   $ (1.40)   $ (1.50)   $   --   $(1.46)  $(1.46)   $ 16.82   (7.74)%    $ 38,570
9/30/95.........   16.82      (0.04)      8.28       8.24        --    (0.41)   (0.41)     24.65    50.00       89,510
9/30/96.........   24.65      (0.16)      4.29       4.13        --    (4.53)   (4.53)     24.25    19.35      158,567
9/30/97.........   24.25      (0.30)      5.18       4.88        --    (0.86)   (0.86)     28.27    20.84      185,241
9/30/98.........   28.27      (0.18)     (6.59)     (6.77)       --    (2.40)   (2.40)     19.10   (25.00)     105,243
                                                                               CLASS B
                                                                               -------
9/30/94.........  $19.78    $ (0.20)   $ (1.42)   $ (1.62)   $   --   $(1.46)  $(1.46)   $ 16.70   (8.40)%    $ 52,208
9/30/95.........   16.70      (0.16)      8.19       8.03        --    (0.41)   (0.41)     24.32    49.08       68,313
9/30/96.........   24.32      (0.29)      4.20       3.91        --    (4.53)   (4.53)     23.70    18.60      107,839
9/30/97.........   23.70      (0.44)      5.03       4.59        --    (0.86)   (0.86)     27.43    20.08      124,450
9/30/98.........   27.43      (0.33)     (6.36)     (6.69)       --    (2.40)   (2.40)     18.34   (25.52)      61,398
                                                                               CLASS C
                                                                               -------
2/2/98-
 9/30/98(4).....  $21.11    $ (0.19)   $ (2.58)   $ (2.77)   $   --   $   --   $   --    $ 18.34   (13.12)%   $    168
                                                                               CLASS Z
                                                                               -------
10/07/96-
 9/30/97(4).....  $24.61    $ (0.15)   $  4.85    $  4.70    $   --   $(0.86)  $(0.86)   $ 28.45    19.78 %   $    948
9/30/98.........   28.45      (0.07)     (6.65)     (6.72)       --    (2.40)   (2.40)     19.33   (24.64)         565
MID-CAP GROWTH FUND
-------------------
                                RATIO OF NET
                                 INVESTMENT
                  RATIO OF         INCOME
                  EXPENSES         (LOSS)
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
9/30/94.........   1.76%         0.28%            555%
9/30/95.........   1.66         (0.51)            392
9/30/96.........   1.62         (0.69)            307
9/30/97.........   1.64         (0.84)            332
9/30/98.........   1.62         (0.75)            377
10/04/93-
 9/30/94(4).....   2.43%(3)(5)   0.20 %(3)(5)     555%
9/30/95.........   2.31(5)      (0.17)(5)         392
9/30/96.........   2.32         (1.43)            307
9/30/97.........   2.35         (1.56)            332
9/30/98.........   2.33         (1.45)            377
-----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
-------------------------
                                RATIO OF NET
                                 INVESTMENT
                  RATIO OF         INCOME
                  EXPENSES         (LOSS)
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
9/30/94.........   1.67%        (0.60)%           411%
9/30/95.........   1.57         (0.22)            351
9/30/96.........   1.53         (0.68)            240
9/30/97.........   1.72         (1.27)            343
9/30/98.........   1.50         (0.79)            292
9/30/94.........   2.31%        (1.23)%           411%
9/30/95.........   2.22         (0.84)            351
9/30/96.........   2.16         (1.30)            240
9/30/97.........   2.34         (1.89)            343
9/30/98.........   2.14         (1.44)            292
2/2/98-
 9/30/98(4).....   2.15%(3)(5)  (1.35)%(3)(5)     292%
10/07/96-
 9/30/97(4).....   1.07%(3)(5)  (0.67)%(3)(5)     343%
9/30/98.........   1.01  (5)    (0.30)  (5)       292

------------
(1) Total return is not annualized and does not reflect sales load
(2) Calculated based upon average shares outstanding
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                                                 9/30/94 9/30/95 9/30/97 9/30/98
                                                 ------- ------- ------- -------
   Mid-Cap Growth Class B.......................  .48%    .17%     --      --
   Small Company Growth Class C.................   --      --      --     13.58%
   Small Company Growth Class Z.................   --      --     2.19%    1.85

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
----------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS            NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL     VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-    END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS    PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  --------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
7/01/94-
 9/30/94(3).....  $ 7.33     $0.07     $ 0.10      $ 0.17    $(0.06)  $   --   $  (0.06)  $ 7.44      2.34%    $ 3,098
9/30/95.........    7.44      0.32       1.08        1.40     (0.30)   (0.15)     (0.45)    8.39     19.53       3,532
9/30/96.........    8.39      0.14       2.50        2.64     (0.17)   (0.39)     (0.56)   10.47     32.59      21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)     (0.47)   13.45     34.18      47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)     (1.35)   12.80      5.53      57,129
                                                                               CLASS B
                                                                               -------
7/06/94-
 9/30/94(3).....  $ 7.33     $0.05     $ 0.11      $ 0.16    $(0.05)  $   --   $  (0.05)  $ 7.44      2.19%    $   229
9/30/95.........    7.44      0.35       1.03        1.38     (0.28)   (0.15)     (0.43)    8.39     19.19       2,538
9/30/96.........    8.39      0.08       2.50        2.58     (0.13)   (0.39)     (0.52)   10.45     31.75      13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)     (0.45)   13.36     33.30      55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)     (1.35)   12.62      4.84      79,004
                                                                               CLASS C
                                                                               -------
2/02/98-
 9/30/98(3).....  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $     --   $12.61    (1.33)%    $   963
                                                                               CLASS Z
                                                                               -------
4/15/98-
 9/30/98(3).....  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $     --   $12.84    (10.52)%   $    93
------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND
--------------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS            NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL     VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-    END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS    PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  --------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.07     $(1.51)     $(1.44)   $   --   $   --   $     --   $11.06    (11.52)%   $16,672
                                                                               CLASS B
                                                                               -------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.04     $(1.51)     $(1.47)   $   --   $   --   $     --   $11.03    (11.76)%   $19,734
                                                                               CLASS II
                                                                               --------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.04     $(1.51)     $(1.47)   $   --   $   --   $     --   $11.03    (11.76)%   $20,108
GROWTH AND INCOME FUND
----------------------
                             RATIO OF NET
                  RATIO OF    INVESTMENT
                  EXPENSES      INCOME
     PERIOD      TO AVERAGE   TO AVERAGE   PORTFOLIO
     ENDED       NET ASSETS   NET ASSETS   TURNOVER
---------------- ----------- ------------- ---------
7/01/94-
 9/30/94(3)..... 1.50%(4)(5)  3.48%(4)(5)       8%
9/30/95......... 0.46(5)      4.16(5)         230
9/30/96......... 0.96(5)      1.52(5)         161
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
7/06/94-
 9/30/94(3)..... 2.15%(4)(5)  2.86% (4)(5)      8%
9/30/95......... 0.30(5)      4.48 (5)        230
9/30/96......... 1.58(5)      0.73 (5)        161
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
2/02/98-
 9/30/98(3)..... 2.15%(4)(5) (0.57)%(4)(5)    150%
4/15/98-
 9/30/98(3)..... 0.93%(4)(5)  0.57%(4)(5)     150%
------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND
--------------------------
                             RATIO OF NET
                  RATIO OF    INVESTMENT
                  EXPENSES      INCOME
     PERIOD      TO AVERAGE   TO AVERAGE   PORTFOLIO
     ENDED       NET ASSETS   NET ASSETS   TURNOVER
---------------- ----------- ------------- ---------
6/08/98-
 9/30/98(3)..... 0.95%(4)(5)  1.78%(4)(5)       0%
6/08/98-
 9/30/98(3)..... 1.60%(4)(5)  1.39%(4)(5)       0%
6/08/98-
 9/30/98(3)..... 1.60%(4)(5)  1.45%(4)(5)       0%

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/94 9/30/95 9/30/96 9/30/97 9/30/98
                                         ------- ------- ------- ------- -------
   Growth and Income Class A............   4.48%  2.96%   1.01%   0.22%      --
   Growth and Income Class B............  20.35   5.07    1.14    0.21       --
   Growth and Income Class C............     --     --      --      --     6.99%
   Growth and Income Class Z............     --     --      --      --    28.17
   "Dogs" of Wall Street Class A........     --     --      --      --     0.43
   "Dogs" of Wall Street Class B........     --     --      --      --     0.58
   "Dogs" of Wall Street Class II.......     --     --      --      --     0.50

See Notes to Financial Statements

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--57.9%
APPAREL & TEXTILES--1.2%
 Gap, Inc. ................................................  55,000 $  2,901,250
 Oakley, Inc.+............................................. 125,000    1,203,125
                                                                    ------------
                                                                       4,104,375
                                                                    ------------
AUTOMOTIVE--1.2%
 Ford Motor Co. ...........................................  40,000    1,877,500
 General Motors Corp. .....................................  45,000    2,460,938
                                                                    ------------
                                                                       4,338,438
                                                                    ------------
BANKS--5.1%
 BankAmerica Corp. ........................................  50,000    2,675,000
 Chase Manhattan Corp......................................  50,000    2,162,500
 Citicorp..................................................  20,000    1,858,750
 First Union Corp..........................................  40,000    2,047,500
 Mellon Bank Corp. ........................................  50,000    2,753,125
 Summit Bancorp............................................ 177,500    6,656,250
                                                                    ------------
                                                                      18,153,125
                                                                    ------------
BUSINESS SERVICES--1.1%
 American Express Co.......................................  50,000    3,881,250
                                                                    ------------
CHEMICALS--0.8%
 du Pont (E.I.) de Nemours & Co............................  50,000    2,806,250
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--6.7%
 Cisco Systems, Inc.+......................................  90,000    5,563,125
 Dell Computer Corp.+......................................  80,000    5,260,000
 EMC Corp.+................................................  70,000    4,003,125
 Hewlett-Packard Co........................................  25,000    1,323,438
 International Business Machines Corp. ....................  40,000    5,120,000
 Micron Technology, Inc.+..................................  85,000    2,587,187
                                                                    ------------
                                                                      23,856,875
                                                                    ------------
CONGLOMERATE--3.7%
 General Electric Co....................................... 100,000    7,956,250
 Schlumberger Ltd..........................................  40,000    2,012,500
 United Technologies Corp..................................  40,000    3,057,500
                                                                    ------------
                                                                      13,026,250
                                                                    ------------
DEPARTMENT STORES--1.2%
 Wal-Mart Stores, Inc......................................  80,000    4,370,000
                                                                    ------------
ELECTRONICS--2.5%
 Intel Corp................................................  50,000    4,287,500
 Motorola, Inc.............................................  35,000    1,494,063
 Texas Instruments, Inc....................................  55,000    2,901,250
                                                                    ------------
                                                                       8,682,813
                                                                    ------------
ENERGY SERVICES--3.3%
 Chevron Corp. ............................................  50,000    4,203,125
 Mobil Corp. ..............................................  20,000    1,518,750
 Royal Dutch Petroleum Co..................................  82,500    3,929,062
 Texaco, Inc...............................................  30,000    1,880,625
                                                                    ------------
                                                                      11,531,562
                                                                    ------------

                                                                      VALUE
                  SECURITY DESCRIPTION                     SHARES    (NOTE 2)
FINANCIAL SERVICES--6.7%
 American General Corp...................................   35,000 $  2,235,625
 Associates First Capital Corp., Class A.................   60,000    3,915,000
 Capital One Financial Corp. ............................   30,000    3,105,000
 Equitable Cos., Inc. ...................................   30,000    1,241,250
 Fleet Financial Group, Inc..............................   45,000    3,304,687
 Morgan Stanley, Dean Witter & Co. ......................   35,000    1,507,188
 PaineWebber Group, Inc..................................   50,000    1,500,000
 Providian Financial Corp................................   40,000    3,392,500
 ReliaStar Financial Corp................................   50,300    1,961,700
 Travelers Group, Inc....................................   47,500    1,781,250
                                                                   ------------
                                                                     23,944,200
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--1.3%
 Philip Morris Cos., Inc.................................  100,000    4,606,250
                                                                   ------------
HEALTH SERVICES--0.3%
 Allegiance Corp.........................................   40,000    1,190,000
                                                                   ------------
HOUSEHOLD PRODUCTS--1.9%
 Warner-Lambert Co.......................................   90,000    6,795,000
                                                                   ------------
INSURANCE--0.9%
 Allstate Corp...........................................   80,000    3,335,000
                                                                   ------------
LEISURE & TOURISM--0.7%
 Carnival Corp., Class A.................................   80,000    2,545,000
                                                                   ------------
MEDICAL PRODUCTS--2.0%
 Amgen, Inc.+............................................   35,000    2,644,687
 Johnson & Johnson.......................................   55,000    4,303,750
                                                                   ------------
                                                                      6,948,437
                                                                   ------------
PHARMACEUTICALS--5.8%
 Biogen, Inc.+...........................................   60,000    3,948,750
 Bristol-Myers Squibb Co. ...............................   25,000    2,596,875
 Lilly (Eli) & Co. ......................................   35,000    2,740,937
 Merck & Co., Inc. ......................................   30,000    3,886,875
 Pfizer, Inc. ...........................................   30,000    3,178,125
 Schering-Plough Corp. ..................................   40,000    4,142,500
                                                                   ------------
                                                                     20,494,062
                                                                   ------------
SOFTWARE--2.9%
 BMC Software, Inc.+.....................................   50,000    3,003,125
 Microsoft Corp.+........................................   45,000    4,952,813
 Sun Microsystems, Inc.+.................................   50,000    2,490,625
                                                                   ------------
                                                                     10,446,563
                                                                   ------------
SPECIALTY RETAIL--2.7%
 CVS Corp. ..............................................   70,000    3,066,875
 Dayton Hudson Corp. ....................................   70,000    2,502,500
 Home Depot, Inc. .......................................  100,000    3,950,000
                                                                   ------------
                                                                      9,519,375
                                                                   ------------

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--4.5%
 AT&T Corp. ......................................     100,000      $  5,843,750
 Lucent Technologies, Inc. .......................      70,000         4,834,375
 MCI WorldCom, Inc.+..............................     110,000         5,376,250
                                                                    ------------
                                                                      16,054,375
                                                                    ------------
TRANSPORTATION--0.5%
 Burlington Northern Santa Fe Corp. ..............      60,000         1,920,000
                                                                    ------------
UTILITIES--0.9%
 Enron Corp. .....................................      60,000         3,168,750
                                                                    ------------
TOTAL COMMON STOCK
 (cost $162,813,590)..............................                   205,717,950
                                                                    ------------
BONDS & NOTES--16.5%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
 Lockheed Martin Corp.
  7.25% due 5/15/06...............................     $ 4,000         4,400,040
                                                                    ------------
AUTOMOTIVE--1.6%
 Chrysler Corp.
  7.45% due 3/01/27...............................       5,000         5,668,050
                                                                    ------------
BANKS--0.6%
 Chase Manhattan Corp.
  7.88% due 8/01/04...............................       2,000         2,041,080
                                                                    ------------
ELECTRONICS--0.9%
 Texas Instruments, Inc.
  6.13% due 2/01/06...............................       3,000         3,090,390
                                                                    ------------
FINANCIAL SERVICES--10.6%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04...............................       5,000         5,152,700
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08...............................       5,000         5,183,594
 Donaldson, Lufkin & Jenrette, Inc.
  6.88% due 11/01/05..............................       2,000         2,055,340
 Ford Motor Credit Co.
  8.00% due 6/15/02...............................       5,000         5,457,150
 Goldman Sachs Group-L. P.* 6.60% due 7/15/02.....       5,000         5,235,000
 Morgan Stanley, Dean Witter, Discover & Co.
  6.88% due 3/01/07...............................       4,000         4,170,320
 Private Export Funding Corp. 5.87% due 7/31/08...      10,000        10,620,300
                                                                    ------------
                                                                      37,874,404
                                                                    ------------


                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)    (NOTE 2)
FOOD, BEVERAGE & TOBACCO--1.6%
 Hershey Foods Corp.
 7.20% due 8/15/27................................      $ 5,000      $  5,728,600
                                                                     ------------
TOTAL BONDS & NOTES
 (cost $54,866,514)...............................                     58,802,564
                                                                     ------------
U.S. GOVERNMENT AND AGENCIES--15.4%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.5%
 5.63% due 3/15/01................................        5,000         5,120,300
 5.75% due 4/15/03-2/15/08........................        4,620         4,834,064
 6.50% due 9/01/10................................        2,612         2,668,649
                                                                     ------------
                                                                       12,623,013
                                                                     ------------
 SMALL BUSINESS ADMINISTRATION--1.5%
 6.30% due 6/01/18................................        5,000         5,175,000
                                                                     ------------
 U.S. TREASURY BONDS--5.9%
 6.13% due 11/15/27...............................        5,000         5,764,050
 7.50% due 11/15/16...............................          570           725,593
 8.75% due 8/15/20................................        3,800         5,548,608
 12.50% due 8/15/14...............................        5,400         8,887,212
                                                                     ------------
                                                                       20,925,463
                                                                     ------------
 U.S. TREASURY NOTES--4.5%
 5.50% due 1/31/03................................        7,500         7,836,300
 5.88% due 11/15/05...............................        7,500         8,173,800
                                                                     ------------
                                                                       16,010,100
                                                                     ------------
TOTAL U.S. GOVERNMENT AND AGENCIES
 (COST $51,826,822)...............................                     54,733,576
                                                                     ------------
TOTAL INVESTMENT SECURITIES--89.8%
 (cost $269,506,926)..............................                    319,254,090
                                                                     ------------
REPURCHASE AGREEMENTS--9.7%
 Joint Repurchase Agreement with PaineWebber, Inc.
  (Note 2)........................................       14,469        14,469,000
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................       20,000        20,000,000
                                                                     ------------
TOTAL REPURCHASE AGREEMENTS
 (COST $34,469,000)...............................                     34,469,000
                                                                     ------------
TOTAL INVESTMENTS--(COST $303,975,926)............         99.5%      353,723,090
Other assets less liabilities.....................          0.5         1,871,076
                                                        -------      ------------
NET ASSETS--                                              100.0%     $355,594,166
                                                        =======      ============

--------
+ Non-income producing security
* Resale restricted to qualified institutional buyers

See Notes to Financial Statements

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--89.9%
APPAREL & TEXTILES--2.4%
 Gap, Inc. ................................................  30,000 $  1,582,500
 Oakley, Inc.+............................................. 100,000      962,500
                                                                    ------------
                                                                       2,545,000
                                                                    ------------
AUTOMOTIVE--2.4%
 Ford Motor Co. ...........................................  30,000    1,408,125
 General Motors Corp. .....................................  22,000    1,203,125
                                                                    ------------
                                                                       2,611,250
                                                                    ------------
BANKS--6.6%
 BankAmerica Corp. ........................................  15,000      802,500
 Chase Manhattan Corp. ....................................  30,000    1,297,500
 Citicorp. ................................................  12,000    1,115,250
 First Union Corp. ........................................  20,000    1,023,750
 Mellon Bank Corp. ........................................  25,000    1,376,562
 Summit Bancorp. ..........................................  40,000    1,500,000
                                                                    ------------
                                                                       7,115,562
                                                                    ------------
BUSINESS SERVICES--1.4%
 American Express Co. .....................................  20,000    1,552,500
                                                                    ------------
CHEMICALS--0.8%
 du Pont (E.I.) de Nemours & Co. ..........................  15,000      841,875
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--12.8%
 Cisco Systems, Inc.+......................................  52,500    3,245,156
 Dell Computer Corp.+......................................  54,000    3,550,500
 EMC Corp.+................................................  40,000    2,287,500
 Hewlett-Packard Co. ......................................  10,000      529,375
 International Business Machines Corp. ....................  25,000    3,200,000
 Micron Technology, Inc.+..................................  37,000    1,126,188
                                                                    ------------
                                                                      13,938,719
                                                                    ------------
CONGLOMERATE--4.9%
 General Electric Co. .....................................  40,000    3,182,500
 Schlumberger Ltd. ........................................  20,000    1,006,250
 United Technologies Corp. ................................  15,000    1,146,562
                                                                    ------------
                                                                       5,335,312
                                                                    ------------
DEPARTMENT STORES--1.5%
 Wal-Mart Stores, Inc. ....................................  30,000    1,638,750
                                                                    ------------
ELECTRONICS--4.2%
 Intel Corp. ..............................................  25,000    2,143,750
 Motorola, Inc. ...........................................  25,000    1,067,188
 Texas Instruments, Inc. ..................................  25,000    1,318,750
                                                                    ------------
                                                                       4,529,688
                                                                    ------------

                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
ENERGY SOURCES--4.4%
 Chevron Corp. ............................................. 20,000 $  1,681,250
 Mobil Corp. ............................................... 10,000      759,375
 Royal Dutch Petroleum Co. ................................. 30,000    1,428,750
 Texaco, Inc. .............................................. 15,000      940,312
                                                                    ------------
                                                                       4,809,687
                                                                    ------------
FINANCIAL SERVICES--8.4%
 American General Corp. .................................... 15,000      958,125
 Associates First Capital Corp., Class A.................... 25,000    1,631,250
 Capital One Financial Corp. ............................... 15,000    1,552,500
 Equitable Cos., Inc. ...................................... 10,000      413,750
 Fleet Financial Group, Inc. ............................... 15,000    1,101,562
 Morgan Stanley, Dean Witter & Co. ......................... 15,000      645,938
 PaineWebber Group, Inc. ................................... 30,000      900,000
 ReliaStar Financial Corp. ................................. 30,000    1,170,000
 Travelers Group, Inc. ..................................... 20,000      750,000
                                                                    ------------
                                                                       9,123,125
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--1.5%
 Philip Morris Cos., Inc. .................................. 35,000    1,612,188
                                                                    ------------
HOUSEHOLD PRODUCTS--3.1%
 Warner-Lambert Co. ........................................ 45,000    3,397,500
                                                                    ------------
INSURANCE--1.5%
 Allstate Corp. ............................................ 40,000    1,667,500
                                                                    ------------
LEISURE & TOURISM--1.2%
 Carnival Corp., Class A.................................... 40,000    1,272,500
                                                                    ------------
MEDICAL PRODUCTS--3.2%
 Amgen, Inc.+............................................... 20,000    1,511,250
 Johnson & Johnson.......................................... 25,000    1,956,250
                                                                    ------------
                                                                       3,467,500
                                                                    ------------
PHARMACEUTICALS--9.2%
 Biogen, Inc.+.............................................. 25,000    1,645,312
 Bristol-Myers Squibb Co. .................................. 15,000    1,558,125
 Lilly (Eli) & Co. ......................................... 15,000    1,174,688
 Merck & Co., Inc. ......................................... 15,000    1,943,437
 Pfizer, Inc. .............................................. 20,000    2,118,750
 Schering-Plough Corp. ..................................... 15,000    1,553,438
                                                                    ------------
                                                                       9,993,750
                                                                    ------------

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
POLLUTION CONTROL--0.8%
 Waste Management, Inc.+.........................       18,125      $    871,133
                                                                    ------------
SOFTWARE--5.6%
 BMC Software, Inc.+.............................       20,000         1,201,250
 HBO & Co. ......................................       50,000         1,443,750
 Microsoft Corp.+................................       20,000         2,201,250
 Sun Microsystems, Inc.+.........................       25,000         1,245,312
                                                                    ------------
                                                                       6,091,562
                                                                    ------------
SPECIALTY RETAIL--4.2%
 CVS Corp. ......................................       40,000         1,752,500
 Dayton Hudson Corp..............................       35,000         1,251,250
 Home Depot, Inc. ...............................       40,000         1,580,000
                                                                    ------------
                                                                       4,583,750
                                                                    ------------
TELECOMMUNICATIONS--7.7%
 AT&T Corp. .....................................       45,000         2,629,687
 Frontier Corp. .................................       40,000         1,095,000
 Lucent Technologies, Inc. ......................       35,000         2,417,188
 MCI WorldCom, Inc.+.............................       45,000         2,199,375
                                                                    ------------
                                                                       8,341,250
                                                                    ------------
TRANSPORTATION--0.9%
 Burlington Northern Santa Fe Corp. .............       30,000           960,000
                                                                    ------------
UTILITIES--1.2%
 Enron Corp. ....................................       25,000         1,320,313
                                                                    ------------
TOTAL INVESTMENT SECURITIES--89.9%
  (cost $80,971,290).............................                     97,620,414
                                                                    ------------
REPURCHASE AGREEMENT--10.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $10,865,000)..............................      $10,865        10,865,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $91,836,290)..............................         99.9%      108,485,414
Other assets less liabilities....................          0.1           156,301
                                                       -------      ------------
NET ASSETS--                                             100.0%     $108,641,715
                                                       =======      ============

--------
+Non-income producing security

See Notes to Financial Statements

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES  (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--98.1%
APPAREL & TEXTILES--0.8%
 Oakley, Inc.+............................................. 40,000 $   385,000
                                                                   -----------
BANKS--4.3%
 Compass Bancshares, Inc................................... 13,000     429,000
 First American Corp....................................... 12,000     460,500
 North Fork Bancorp., Inc.................................. 22,000     440,000
 Union Planters Corp....................................... 15,000     753,750
                                                                   -----------
                                                                     2,083,250
                                                                   -----------
BROADCASTING & MEDIA--2.5%
 Cinar Films, Inc., Class B+............................... 27,200     487,900
 Comcast Corp., Class A.................................... 15,000     704,063
                                                                   -----------
                                                                     1,191,963
                                                                   -----------
BUSINESS SERVICES--7.2%
 American Bank Note Holographics, Inc.+.................... 20,000     157,500
 BISYS Group, Inc.+........................................ 12,000     529,500
 CMG Information Services, Inc.+...........................  7,000     372,750
 Equifax, Inc.............................................. 10,000     356,875
 Liberty Media Group, Series A+............................ 20,000     733,750
 Paychex, Inc.............................................. 15,000     773,437
 Professional Detailing, Inc.+............................. 20,000     560,000
                                                                   -----------
                                                                     3,483,812
                                                                   -----------
COMMUNICATION EQUIPMENT--0.9%
 General Instrument Corp.+................................. 20,000     432,500
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT--8.5%
 Apple Computer, Inc.+..................................... 36,000   1,372,500
 Dell Computer Corp. +..................................... 15,000     986,250
 EMC Corp. +............................................... 20,000   1,143,750
 Rambus, Inc.+............................................. 10,000     640,000
                                                                   -----------
                                                                     4,142,500
                                                                   -----------
ELECTRONICS--2.2%
 Tandy Corp................................................ 10,000     535,000
 Teradyne, Inc.+........................................... 30,000     547,500
                                                                   -----------
                                                                     1,082,500
                                                                   -----------
ENERGY SERVICES--5.7%
 Diamond Offshore Drilling, Inc............................ 10,000     260,000
 Dominion Resources, Inc................................... 10,000     446,250
 Global Industries Ltd.+................................... 10,000     115,625
 Halliburton Co............................................ 10,000     285,625
 Ipalco Enterprises, Inc. ................................. 23,000   1,082,438
 Transocean Offshore, Inc.................................. 10,000     346,875
 Weatherford International, Inc............................ 10,000     216,250
                                                                   -----------
                                                                     2,753,063
                                                                   -----------
HEALTH SERVICES--3.5%
 Allegiance Corp........................................... 20,000     595,000
 HealthCare Financial Partners, Inc.+......................  6,900     289,800
 IDX Systems Corp.+........................................ 15,000     795,000
                                                                   -----------
                                                                     1,679,800
                                                                   -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
HOUSEHOLD PRODUCTS--3.5%
 American Home Products Corp................................. 11,000 $   576,125
 Warner-Lambert Co........................................... 15,000   1,132,500
                                                                     -----------
                                                                       1,708,625
                                                                     -----------
INSURANCE--0.9%
 Reliance Group Holdings, Inc................................ 30,000     421,875
                                                                     -----------
MEDICAL PRODUCTS--10.5%
 Agouron Pharmaceuticals, Inc.+.............................. 20,000     688,750
 Amgen, Inc.+................................................ 10,000     755,625
 Bard (C.R.), Inc............................................ 10,000     368,750
 Baxter International, Inc................................... 10,000     595,000
 Becton Dickinson & Co....................................... 20,000     822,500
 Incyte Pharmacuticals, Inc.+................................ 20,000     425,000
 Millenium Pharmaceuticals, Inc.+............................ 30,000     521,250
 Pharmacia & Upjohn, Inc..................................... 10,000     501,875
 SmithKline Beecham PLC ADR..................................  5,000     273,750
 Zonagen, Inc.+.............................................. 10,000     155,000
                                                                     -----------
                                                                       5,107,500
                                                                     -----------
PHARMACEUTICALS--9.6%
 Biogen, Inc.+............................................... 20,000   1,316,250
 Centocor, Inc.+............................................. 10,000     396,250
 Medicis Pharmaceutical Corp., Class A+...................... 15,000     594,375
 Merck & Co., Inc............................................ 10,000   1,295,625
 Schering-Plough Corp........................................ 10,000   1,035,625
                                                                     -----------
                                                                       4,638,125
                                                                     -----------
POLLUTION CONTROL--0.8%
 American Disposal Services, Inc.+........................... 10,000     389,375
                                                                     -----------
SOFTWARE--18.5%
 America Online, Inc.+....................................... 10,000   1,112,500
 At Home Corp., Series A+.................................... 12,000     574,500
 Compuware Corp.+............................................ 15,000     883,125
 DST Systems, Inc.+.......................................... 20,000   1,055,000
 HBO & Co.................................................... 15,000     433,125
 J.D. Edwards & Co.+.........................................  2,500     120,000
 Microsoft Corp.+............................................  5,000     550,312
 MicroStrategy, Inc.+........................................ 15,000     562,500
 Novell, Inc.+............................................... 20,000     245,000
 Peregrine Systems, Inc.+.................................... 20,000     805,000
 Segue Software, Inc.+....................................... 60,000     990,000
 Siebel Systems, Inc.+....................................... 30,000     860,625
 SOFTWORKS, Inc.+............................................ 15,000      75,000
 Veritas Software Co.+....................................... 13,000     718,250
                                                                     -----------
                                                                       8,984,937
                                                                     -----------
SPECIALTY RETAIL--1.9%
 CVS Corp. .................................................. 15,000     657,188
 Trans World Entertainment Corp.+............................ 15,000     273,750
                                                                     -----------
                                                                         930,938
                                                                     -----------

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--5.4%
 Coyote Network Systems, Inc. ...................       35,000      $   297,500
 Frontier Corp. .................................       20,000          547,500
 MCI WorldCom, Inc.+.............................       20,000          977,500
 Tele-Communications, Inc.,
  Series A+......................................       20,000          782,500
                                                                    -----------
                                                                      2,605,000
                                                                    -----------
UTILITIES--11.4%
 DQE, Inc. ......................................       28,000        1,081,500
 DTE Energy Co. .................................       10,000          451,875
 Montana Power Co. ..............................       10,000          446,875
 New Century Energies, Inc. .....................       10,000          486,875
 Niagara Mohawk Power Corp.+.....................       60,000          922,500
 PP&L Resources, Inc.+...........................       42,000        1,086,750
 TECO Energy, Inc. ..............................       20,000          571,250
 Texas Utilities Co. ............................       10,000          465,625
                                                                    -----------
                                                                      5,513,250
                                                                    -----------
TOTAL INVESTMENT SECURITIES--98.1%
 (cost $42,810,802)..............................                    47,534,013
                                                                    -----------
REPURCHASE AGREEMENT--4.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $1,938,000)...............................       $1,938        1,938,000
                                                                    -----------
TOTAL INVESTMENTS--
 (cost $44,748,802)..............................        102.1%      49,472,013
Liabilities in excess of other assets............         (2.1)      (1,008,086)
                                                        ------      -----------
NET ASSETS--                                             100.0%     $48,463,927
                                                        ======      ===========

--------
 + Non-income producing security
  ADR ("American Depository Receipt")

See Notes to Financial Statements

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--75.3%
APPAREL & TEXTILES--2.3%
 Abercrombie & Fitch Co.+*.................................  58,100 $  2,556,400
 Gerber Childrenswear, Inc.+...............................  79,700      632,619
 Oakley, Inc.+.............................................  74,200      714,175
                                                                    ------------
                                                                       3,903,194
                                                                    ------------
BANKS--2.1%
 Hamilton Bancorp, Inc.+...................................  50,000    1,303,125
 Hibernia Corp., Class A...................................  44,000      635,250
 U.S. Bancorp..............................................  42,000    1,493,625
                                                                    ------------
                                                                       3,432,000
                                                                    ------------
BROADCASTING & MEDIA--5.8%
 Cablevision Systems Corp., Class A+.......................  46,600    2,012,537
 Cinar Films, Inc., Class B+...............................  87,200    1,564,150
 Comcast Corp., Class A....................................  31,200    1,464,450
 HA-LO Industries, Inc.+...................................  80,800    2,363,400
 Jacor Communications, Inc.+...............................  31,700    1,604,813
 Source Media, Inc.+.......................................  21,200      166,950
 SportsLine USA, Inc.+.....................................  26,000      453,375
                                                                    ------------
                                                                       9,629,675
                                                                    ------------
BUSINESS SERVICES--10.4%
 AnswerThink Consulting Group+.............................  65,800    1,188,513
 Caliber Learning Network, Inc.+...........................  23,600      143,075
 CMG Information Services, Inc.+...........................  29,600    1,576,200
 ITT Educational Services, Inc.+...........................  62,800    2,009,600
 Mac-Gray Corp.+........................................... 116,400    1,047,600
 Mohawk Industries, Inc.+..................................  93,200    2,551,350
 Paychex, Inc..............................................  42,500    2,191,406
 ProSoft Development, Inc.+(1)(2)..........................  94,200      312,626
 RCM Technologies, Inc.+................................... 114,400    1,687,400
 Snyder Communications, Inc.+..............................  52,000    1,742,000
 Sylvan Learning Systems, Inc.+............................  49,000    1,145,375
 The Kroll-O'Gara Co.+.....................................  78,900    1,844,287
                                                                    ------------
                                                                      17,439,432
                                                                    ------------
COMMUNICATION EQUIPMENT--0.5%
 AVT Corp.+................................................  34,600      782,825
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--6.0%
 Apple Computer, Inc.+.....................................  95,000    3,621,875
 DoubleClick, Inc.+........................................  43,900    1,048,113
 Entrust Technologies, Inc.+...............................  63,500      940,594
 FORE Systems, Inc.+.......................................  75,000    1,246,875
 Office Depot, Inc.+.......................................  58,600    1,314,837
 Rambus, Inc.+.............................................  29,400    1,881,600
                                                                    ------------
                                                                      10,053,894
                                                                    ------------


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
DEPARTMENT STORES--0.7%
 Wal-Mart Stores, Inc......................................  21,700 $  1,185,363
                                                                    ------------
ELECTRONICS--0.9%
 Lumen Technologies, Inc.+................................. 305,000    1,525,000
                                                                    ------------
ENERGY SERVICES--1.1%
 Smith International, Inc.+................................  68,600    1,882,212
                                                                    ------------
FINANCIAL SERVICES--1.6%
 Crestar Financial Corp....................................  18,300    1,038,525
 Fleet Financial Group, Inc................................  22,000    1,615,625
                                                                    ------------
                                                                       2,654,150
                                                                    ------------
HEALTH SERVICES--1.6%
 HealthCare Financial Partners, Inc.+......................  47,200    1,982,400
 Medaphis Corp.+........................................... 142,000      639,000
                                                                    ------------
                                                                       2,621,400
                                                                    ------------
HOUSING--1.0%
 D.R. Horton, Inc..........................................  68,800    1,100,800
 Restoration Hardware, Inc.+...............................  26,600      548,625
                                                                    ------------
                                                                       1,649,425
                                                                    ------------
INSURANCE--1.0%
 Reliance Group Holdings, Inc.............................. 115,000    1,617,188
                                                                    ------------
LEISURE & TOURISM--4.0%
 Carnival Corp., Class A...................................  54,800    1,743,325
 Family Golf Centers, Inc.+................................  25,600      454,400
 Preview Travel, Inc.+.....................................  41,500      757,375
 Royal Caribbean Cruises Ltd...............................  61,000    1,620,312
 Steiner Leisure Ltd.+.....................................  81,700    1,276,562
 Travel Services International, Inc.+......................  61,000      827,313
                                                                    ------------
                                                                       6,679,287
                                                                    ------------
MEDICAL PRODUCTS--1.8%
 ADAC Laboratories+........................................  27,000      648,000
 MedImmune, Inc.+*.........................................  37,700    2,441,075
 Symphonix Devices, Inc.+..................................     100          375
                                                                    ------------
                                                                       3,089,450
                                                                    ------------
PHARMACEUTICALS--1.2%
 Sepracor, Inc.+*..........................................  31,000    2,038,250
                                                                    ------------
POLLUTION CONTROL--1.9%
 American Disposal Services, Inc.+.........................  80,000    3,115,000
 North American Scientific, Inc.+..........................  25,000      118,750
                                                                    ------------
                                                                       3,233,750
                                                                    ------------

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE--15.4%
 America Online, Inc. +*..................................   30,000 $  3,337,500
 At Home Corp., Series A+.................................   37,000    1,771,375
 BroadVision, Inc.+.......................................   55,000      580,938
 Compuware Corp. +........................................   57,700    3,397,087
 DSET Corp.+..............................................  215,000    1,827,500
 Excite, Inc.+............................................   24,000      979,500
 HBO & Co.................................................   76,000    2,194,500
 J.D. Edwards & Co.+......................................   49,300    2,366,400
 Keane, Inc.+.............................................   40,000    1,440,000
 Legato Systems, Inc.+....................................   38,000    1,952,250
 Lycos, Inc.+.............................................   43,000    1,453,937
 Mobius Management Systems, Inc.+.........................   62,000      372,000
 Network Appliance, Inc.+.................................   36,600    1,852,875
 Yahoo!, Inc.+*...........................................   16,800    2,175,600
                                                                    ------------
                                                                      25,701,462
                                                                    ------------
SPECIALTY RETAIL--3.4%
 CDnow, Inc.+.............................................   71,000      639,000
 Home Depot, Inc..........................................   54,000    2,133,000
 Krause's Furniture, Inc.+................................  150,100      178,244
 Movado Group, Inc........................................   82,900    1,740,900
 U.S. Vision, Inc.+.......................................  124,000    1,038,500
                                                                    ------------
                                                                       5,729,644
                                                                    ------------
TELECOMMUNICATIONS--9.1%
 Ascend Communications, Inc.+.............................   74,400    3,385,200
 Frontier Corp............................................   76,300    2,088,713
 GST Telecommunications, Inc+.............................  232,300    1,451,875
 ICG Communications, Inc.+................................   80,600    1,360,125
 Intermedia Communications, Inc.+.........................   33,600      825,300
 Qwest Communications International, Inc.+................   80,900    2,533,181
 Saville Systems PLC ADR+.................................   26,300      381,350
 Scientific-Atlanta, Inc..................................   67,000    1,415,375
 Tele-Communications, Inc., Series A+.....................   47,400    1,854,525
                                                                    ------------
                                                                      15,295,644
                                                                    ------------
TELEPHONE--1.4%
 Century Telephone Enterprises, Inc.......................   50,000    2,362,500
                                                                    ------------
UTILITIES--2.1%
 Niagara Mohawk Power Corp.+..............................  225,000    3,459,375
                                                                    ------------
TOTAL COMMON STOCK
 (cost $127,497,578)......................................           125,965,120
                                                                    ------------

                                                     CONTRACTS/
                                                  PRINCIPAL AMOUNT    VALUE
              SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
PUT OPTIONS--0.8%
 America Online, Inc. exp. 11/98................          260      $    331,500
 At Home Corp. exp. 11/98.......................           79               494
 CMG Information Services, Inc. exp. 11/98......          251           147,463
 Excite, Inc. exp. 11/98........................          195           117,000
 Lycos, Inc. exp. 11/98.........................          417           244,987
 MedImmune, Inc. exp. 11/98.....................          100             5,625
 U.S. Bancorp Delaware exp. 11/98...............          350           284,375
 Yahoo!, Inc. exp. 11/98........................          166           275,975
                                                                   ------------
TOTAL PUT OPTIONS
 (cost $1,397,342)..............................                      1,407,419
                                                                   ------------
TOTAL INVESTMENT SECURITIES--76.1%
 (cost $128,894,920)............................                    127,372,539
                                                                   ------------
REPURCHASE AGREEMENTS--23.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2).................................      $20,447        20,447,000
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2).....................       18,000        18,000,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
 (cost $38,447,000).............................                     38,447,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $167,341,920)............................         99.1%      165,819,539
Total written call options......................         (0.4)         (729,500)
Other assets less liabilities...................          1.3         2,284,488
                                                        -----      ------------
NET ASSETS--                                            100.0%     $167,374,527
                                                        =====      ============

-------
 + Non-income producing security
 * The security or a portion thereof has been segregated as collateral for the written option contracts.
  ADR ("American Depository Receipt")
(1) Fair valued security, see Note 2
(2) At September 30, 1998 the Fund held restricted securities amounting to 0.2% of net assets. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in the connection with the disposition of the securities.

                                                VALUATION AS OF
                               DATE OF    UNIT   SEPTEMBER 30,
  DESCRIPTION                ACQUISITION  COST       1998
  -----------                ----------- ------ ---------------
  ProSoft Development, Inc.    3/12/97   $10.50    $3.31875

OPEN COVERED
 WRITTEN CALL
 OPTIONS

                                                   EXPIRATION STRIKE
              CALL OPTIONS               CONTRACTS    DATE    PRICE    VALUE
              ------------               --------- ---------- ------ ---------
Abercrombie & Fitch Co..................     96      10/98     $ 50  $  (7,800)
America Online, Inc.....................    260      11/98      120   (204,750)
MedImmune, Inc..........................    100      10/98       60    (66,250)
Sepracor, Inc...........................    280      10/98       60   (210,000)
Yahoo!, Inc.............................    166      11/98      135   (240,700)
                                                                     ---------
TOTAL OPEN COVERED WRITTEN CALL OPTIONS
 (proceeds $649,698)................................................ $(729,500)
                                                                     =========

See Notes to Financial Statements

 SUNAMERICA GROWTH AND INCOME FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                     VALUE
                   SECURITY DESCRIPTION                    SHARES   (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--89.6%
APPAREL & TEXTILES--1.0%
 Gap, Inc. ............................................... 25,000 $  1,318,750
                                                                  ------------
AUTOMOTIVE--1.9%
 Ford Motor Co. .......................................... 30,000    1,408,125
 General Motors Corp. .................................... 22,000    1,203,125
                                                                  ------------
                                                                     2,611,250
                                                                  ------------
BANKS--5.0%
 BankAmerica Corp. ....................................... 15,000      802,500
 Chase Manhattan Corp. ................................... 20,000      865,000
 Citicorp................................................. 15,000    1,394,062
 First Union Corp. ....................................... 20,000    1,023,750
 Mellon Bank Corp. ....................................... 30,000    1,651,875
 Summit Bancorp. ......................................... 30,000    1,125,000
                                                                  ------------
                                                                     6,862,187
                                                                  ------------
BUSINESS SERVICES--1.1%
 American Express Co. .................................... 20,000    1,552,500
                                                                  ------------
CHEMICALS--1.0%
 du Pont (E.I.) de Nemours & Co. ......................... 25,000    1,403,125
                                                                  ------------
COMPUTERS & BUSINESS EQUIPMENT--11.8%
 Cisco Systems, Inc.+..................................... 45,000    2,781,562
 Compaq Computer, Corp.+.................................. 40,000    1,265,000
 Dell Computer Corp.+..................................... 50,000    3,287,500
 EMC Corp.+............................................... 50,000    2,859,375
 Hewlett-Packard Co. ..................................... 13,500      714,656
 Honeywell, Inc. ......................................... 15,000      960,938
 International Business Machines Corp. ................... 25,000    3,200,000
 Micron Technology, Inc.+................................. 36,700    1,117,056
                                                                  ------------
                                                                    16,186,087
                                                                  ------------
CONGLOMERATE--5.3%
 General Electric Co. .................................... 50,000    3,978,125
 Schlumberger Ltd. ....................................... 20,000    1,006,250
 Tyco International Ltd. ................................. 40,000    2,210,000
                                                                  ------------
                                                                     7,194,375
                                                                  ------------
CONSUMER SERVICES--0.9%
 Service Corp. International.............................. 40,000    1,275,000
                                                                  ------------
DEPARTMENT STORES--2.0%
 Federated Department Stores, Inc.+....................... 23,000      836,625
 Wal-Mart Stores, Inc. ................................... 34,000    1,857,250
                                                                  ------------
                                                                     2,693,875
                                                                  ------------


                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES   (NOTE 2)
ELECTRONICS--3.6%
 Intel Corp. .............................................. 25,000 $  2,143,750
 Motorola, Inc. ........................................... 35,000    1,494,063
 Texas Instruments, Inc. .................................. 25,000    1,318,750
                                                                   ------------
                                                                      4,956,563
                                                                   ------------
ENERGY SOURCES--5.7%
 Chevron Corp. ............................................ 25,000    2,101,562
 Exxon Corp. .............................................. 27,000    1,895,062
 Mobil Corp. .............................................. 15,000    1,139,063
 Royal Dutch Petroleum Co. ................................ 35,000    1,666,875
 Texaco, Inc. ............................................. 15,000      940,313
                                                                   ------------
                                                                      7,742,875
                                                                   ------------
FINANCIAL SERVICES--6.7%
 Associates First Capital Corp., Class A................... 30,300    1,977,075
 Capital One Financial Corp. .............................. 20,000    2,070,000
 Equitable Cos., Inc. ..................................... 15,000      620,625
 Federal National Mortgage Association..................... 25,000    1,606,250
 Fleet Financial Group, Inc. .............................. 20,000    1,468,750
 Morgan Stanley, Dean Witter & Co. ........................ 15,000      645,937
 Travelers Group, Inc. .................................... 20,000      750,000
                                                                   ------------
                                                                      9,138,637
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--2.3%
 Philip Morris Cos., Inc. ................................. 55,000    2,533,437
 UST, Inc. ................................................ 22,200      656,288
                                                                   ------------
                                                                      3,189,725
                                                                   ------------
HOUSEHOLD PRODUCTS--1.5%
 Warner-Lambert Co. ....................................... 27,000    2,038,500
                                                                   ------------
INSURANCE--2.8%
 Allstate Corp. ........................................... 40,000    1,667,500
 Chubb Corp. .............................................. 20,000    1,260,000
 The Hartford Financial Services Group, Inc. .............. 20,000      948,750
                                                                   ------------
                                                                      3,876,250
                                                                   ------------
LEISURE & TOURISM--0.9%
 Carnival Corp., Class A................................... 40,000    1,272,500
                                                                   ------------
MEDICAL PRODUCTS--4.9%
 Amgen, Inc.+.............................................. 25,000    1,889,063
 Bard (C.R.), Inc. ........................................ 30,000    1,106,250
 Baxter International, Inc. ............................... 30,000    1,785,000
 Johnson & Johnson......................................... 25,000    1,956,250
                                                                   ------------
                                                                      6,736,563
                                                                   ------------

 SUNAMERICA GROWTH AND INCOME FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)


                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
METALS & MINING--0.8%
 Martin Marietta Materials, Inc. ..........................  25,000 $  1,079,688
                                                                    ------------
PHARMACEUTICALS--9.5%
 Abbott Laboratories, Inc. ................................  35,000    1,520,313
 American Home Products Corp. .............................  25,000    1,309,375
 Biogen, Inc.+.............................................  20,000    1,316,250
 Bristol-Myers Squibb Co. .................................  15,000    1,558,125
 Lilly (Eli) & Co. ........................................  15,000    1,174,688
 Merck & Co., Inc. ........................................  15,000    1,943,437
 Pfizer, Inc. .............................................  25,000    2,648,437
 Schering-Plough Corp. ....................................  15,000    1,553,437
                                                                    ------------
                                                                      13,024,062
                                                                    ------------
POLLUTION CONTROL--1.2%
 Waste Management, Inc.....................................  35,000    1,682,188
                                                                    ------------
RESTAURANTS--1.3%
 McDonald's Corp. .........................................  30,000    1,790,625
                                                                    ------------
SOFTWARE--3.9%
 BMC Software, Inc.+.......................................  20,000    1,201,250
 Microsoft Corp.+..........................................  26,000    2,861,625
 Sun Microsystems, Inc.+...................................  25,000    1,245,313
                                                                    ------------
                                                                       5,308,188
                                                                    ------------
SPECIALTY RETAIL--3.2%
 CVS Corp. ................................................  40,000    1,752,500
 Dayton Hudson Corp. ......................................  30,000    1,072,500
 Home Depot, Inc. .........................................  40,000    1,580,000
                                                                    ------------
                                                                       4,405,000
                                                                    ------------
TELECOMMUNICATIONS--6.4%
 AT&T Corp. ...............................................  35,000    2,045,312
 Frontier Corp. ...........................................  30,000      821,250
 Lucent Technologies, Inc. ................................  30,000    2,071,875
 MCI WorldCom, Inc.+.......................................  50,000    2,443,750
 SBC Communications, Inc. .................................  30,000    1,333,125
                                                                    ------------
                                                                       8,715,312
                                                                    ------------
TRANSPORTATION--1.4%
 Burlington Northern, Inc. ................................  39,000    1,248,000
 Norfolk Southern Corp. ...................................  25,000      726,563
                                                                    ------------
                                                                       1,974,563
                                                                    ------------
UTILITIES--3.5%
 Consolidated Natural Gas Co. .............................  16,000      872,000
 Energy East Corp. ........................................  25,000    1,275,000
 Enron Corp. ..............................................  30,000    1,584,375
 PECO Energy Co. ..........................................  30,000    1,096,875
                                                                    ------------
                                                                       4,828,250
                                                                    ------------
TOTAL INVESTMENT SECURITIES--89.6%
 (cost $112,319,299).......................................          122,856,638
                                                                    ------------


                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
SHORT-TERM SECURITIES--0.0%
FOREST PRODUCTS--0.0%
 Stone Container Corp.
  11.88% due 12/01/98
 (cost $50,076)..................................      $    50      $     49,750
                                                                    ------------
REPURCHASE AGREEMENT--10.1%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $13,902,000)..............................       13,902        13,902,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $126,271,375).............................         99.7%      136,808,388
Other assets less liabilities....................          0.3           381,599
                                                       -------      ------------
NET ASSETS--                                             100.0%     $137,189,987
                                                       =======      ============

--------
+ Non-income producing security

See Notes to Financial Statements

 SUNAMERICA "DOGS" OF WALL STREET FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--97.3%
AUTOMOTIVE--6.2%
 General Motors Corp......................................... 32,145 $ 1,757,930
 Genuine Parts Co............................................ 57,553   1,730,187
                                                                     -----------
                                                                       3,488,117
                                                                     -----------
BUSINESS SERVICES--6.4%
 Bemis Co., Inc.............................................. 44,327   1,554,215
 Pall Corp................................................... 94,431   2,095,188
                                                                     -----------
                                                                       3,649,403
                                                                     -----------
CHEMICALS--5.8%
 du Pont (E.I.) de Nemours & Co.............................. 32,511   1,824,680
 Nalco Chemical Co........................................... 49,368   1,456,356
                                                                     -----------
                                                                       3,281,036
                                                                     -----------
CONGLOMERATE--2.2%
 National Service Industries, Inc............................ 39,405   1,256,034
                                                                     -----------
CONSTRUCTION & HOUSING--1.7%
 Foster Wheeler Corp......................................... 72,179     992,461
                                                                     -----------
DEPARTMENT STORES--3.4%
 May Department Stores Co.................................... 37,062   1,908,693
                                                                     -----------
ELECTRONICS--3.8%
 Emerson Electric Co......................................... 34,595   2,153,539
                                                                     -----------
ENERGY SOURCES--10.8%
 Chevron Corp................................................ 25,354   2,131,321
 Exxon Corp.................................................. 31,911   2,239,753
 Royal Dutch Petroleum Co.................................... 36,037   1,716,262
                                                                     -----------
                                                                       6,087,336
                                                                     -----------
ENTERTAINMENT PRODUCTS--4.4%
 Eastman Kodak Co............................................ 32,235   2,492,168
                                                                     -----------
FINANCIAL SERVICES--2.6%
 J.P. Morgan & Co., Inc...................................... 17,289   1,463,082
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--15.8%
 Anheuser-Busch Cos., Inc.................................... 44,392   2,397,168
 Kellogg Co.................................................. 39,355   1,296,255
 Philip Morris Cos., Inc..................................... 43,162   1,988,150
 UST, Inc.................................................... 52,880   1,563,265
 Winn Dixie Stores, Inc...................................... 44,704   1,662,430
                                                                     -----------
                                                                       8,907,268
                                                                     -----------
FOREST PRODUCTS--3.7%
 International Paper Co...................................... 45,284   2,111,367
                                                                     -----------

                                                        SHARES/
                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
HOUSEHOLD PRODUCTS--12.9%
 American Home Products Corp......................       51,068      $ 2,674,686
 International Flavors & Fragrances, Inc..........       35,183        1,161,039
 Kimberly-Clark Corp..............................       39,603        1,603,922
 Rubbermaid, Inc..................................       78,142        1,870,524
                                                                     -----------
                                                                       7,310,171
                                                                     -----------
METALS & MINING--3.1%
 Minnesota Mining & Manufacturing Co..............       23,783        1,752,510
                                                                     -----------
SPECIALTY RETAIL--3.0%
 Limited, Inc.....................................       76,610        1,680,632
                                                                     -----------
TELECOMMUNICATIONS--11.5%
 Alltel Corp......................................       47,565        2,253,392
 AT&T Corp........................................       31,850        1,861,234
 SBC Communications, Inc..........................       53,330        2,369,852
                                                                     -----------
                                                                       6,484,478
                                                                     -----------
TOTAL INVESTMENT SECURITIES--97.3%
 (cost $59,540,323)...............................                    55,018,295
                                                                     -----------
REPURCHASE AGREEMENT--0.5%
 Joint Repurchase Agreement with PaineWebber, Inc.
  (Note 2)
 (cost $257,000)..................................       $  257          257,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $59,797,323)...............................         97.8%      55,275,295
Other assets less liabilities.....................          2.2        1,238,766
                                                         ------      -----------
NET ASSETS--                                              100.0%     $56,514,061
                                                         ======      ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of SunAmerica Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund
  (" "Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Mid-Cap Growth seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  Small Company Growth seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

  Class B shares--Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

  Class C shares--Offered at net asset value per share without an initial sales charge. Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  Class II shares--Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares-- Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, Class C, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, Class C and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 1998, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 11.0%, 8.3%, 1.5%, 15.6%, 10.6% and 0.2%
  undivided interest, respectively, which represented $14,469,000, $10,865,000, $1,938,000, $20,447,000, $13,902,000, and $257,000
  respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. In addition, the Balanced Assets Fund and Small Company Growth Fund had a 15.4% and 13.8% undivided interest, respectively, which represented $20,000,000 and $18,000,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint accounts and the collateral therefor were as follows:

  PaineWebber, Inc. Repurchase Agreement 5.20% dated 9/30/98, in the principal amount of $131,433,000, repurchase price $131,451,985 due 10/01/98, collaterized by $50,000,000 U.S. Treasury Bonds 5.25% due 8/15/03, $40,000,000 U.S. Treasury Bonds 6.125% due 11/15/27, and
  $32,400,000 U.S. Treasury Bonds 6.25% due 2/15/03, approximate aggregate collateral value $134,487,192.

  State Street Bank & Trust Co. Repurchase Agreement 5.33% dated 9/30/98, in the principal amount of $130,000,000 repurchase price $130,019,247 due 10/01/98, collaterized by $40,000,000 U.S. Treasury Note 5.50% due 12/31/00, $20,000,000 U.S. Treasury Note 6.125% due 12/31/01, $20,000,000
  U.S. Treasury Bonds 6.875% due 08/15/25, $10,000,000 U.S. Treasury Note 7.75% due 11/30/99, $20,000,000 U.S. Treasury Note 6.25% due 08/31/02,
  $20,000,000 U.S. Treasury Bonds 12.75% due 11/15/10, approximate aggregate collateral value $132,620,236.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid semiannually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 1998, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                          ACCUMULATED    ACCUMULATED
                                         UNDISTRIBUTED  UNDISTRIBUTED    PAID
                                         NET REALIZED   NET INVESTMENT    IN
                                           GAIN/LOSS     INCOME/LOSS   CAPITAL
                                         -------------  -------------- --------
   Balanced Assets Fund................. $    (56,125)    $   56,125   $    --
   Blue Chip Growth Fund................     (479,700)       479,700        --
   Mid-Cap Growth Fund..................     (489,325)       491,476     (2,151)
   Small Company Growth Fund............   (2,505,817)     2,512,573     (6,756)
   Growth and Income Fund...............     (298,630)       307,625     (8,995)
   "Dogs" of Wall Street Fund...........          --          58,358    (58,358)

  FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the fiscal year ended September 30, 1998, transactions in written option contracts were as follows:

                                              MID-            SMALL COMPANY
                                        CAP GROWTH FUND        GROWTH FUND
                                       ------------------  --------------------
                                       CONTRACTS  AMOUNT   CONTRACTS   AMOUNT
                                       --------- --------  --------- ----------
   Written option contracts as of
   9/30/97.........................       --     $    --       --    $      --
   Options written during the year.      (370)   (298,773)  (2,488)  (2,078,701)
   Written options assigned during
   the year........................       --          --        90       48,103
   Written options closed during
   the year........................       370     197,870    1,496      897,591
   Net realized gain on written
   options closed..................       --      100,903      --       483,309
                                         ----    --------   ------   ----------
   Written option contracts as of
   9/30/98.........................       --     $    --      (902)  ($ 649,698)
                                         ====    ========   ======   ==========

  ORGANIZATIONAL EXPENSES: Expenses incurred by SAAMCo in connection with the organization of new Funds or new classes of shares are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the fiscal year ended September 30, 1998, SAAMCo earned fees in the amounts stated on the Statement of Operations.

  For the fiscal year ended September 30, 1998, SAAMCo has agreed to voluntarily reimburse class specific expenses as follows:

        Balanced Assets Class Z........................................ $ 8,754
        Small Company Growth Class C...................................  15,005
        Small Company Growth Class Z...................................  17,656
        Growth and Income Class C......................................  17,914
        Growth and Income Class Z......................................   7,891
        "Dogs" of Wall Street Class A..................................  19,810
        "Dogs" of Wall Street Class B..................................  20,253
        "Dogs" of Wall Street Class II.................................  15,437

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", "Class C Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan, Class C Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the fiscal year ended September 30, 1998, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class B, Class C and Class II shares. SACS has advised the Funds that for the fiscal year ended September 30, 1998 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                           CLASS A                    CLASS B       CLASS C
                            -------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
                            CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
                            -------- -------------- -------------- ------------- -------------
   Balanced Assets Fund.... $953,420    $709,993       $104,244      $218,815        $--
   Blue Chip Growth Fund...  147,096      69,677         56,467        43,371         --
   Mid-Cap Growth Fund.....   52,243      31,728         13,351        28,118         --
   Small Company Growth
    Fund...................  425,373     218,719        145,997       291,969         --
   Growth and Income Fund..  706,772     329,966        263,370       177,476         --
   "Dogs" of Wall Street
    Fund...................  935,429      53,735        762,364         5,159         --
                                           CLASS II                  CLASS II
                            -------------------------------------- -------------
                                                                    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED
                            CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $    --     $    --        $    --       $    --
   Blue Chip Growth Fund...      --          --             --            --
   Mid-Cap Growth Fund.....      --          --             --            --
   Small Company Growth
    Fund...................      --          --             --            --
   Growth and Income Fund..      --          --             --            --
   "Dogs" of Wall Street
    Fund...................  329,611      20,369        309,242           970

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the fiscal year ended September 30, 1998, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                          PAYABLE AT
                                         EXPENSE                      SEPTEMBER 30, 1998
                            ---------------------------------- --------------------------------
                            CLASS A  CLASS B  CLASS C CLASS II CLASS A CLASS B CLASS C CLASS II
                            -------- -------- ------- -------- ------- ------- ------- --------
   Balanced Assets Fund.... $405,484 $389,600  $ --    $   --  $33,670 $29,819  $ --    $   --
   Blue Chip Growth Fund...  162,025   85,809    --        --   12,863   6,443    --        --
   Mid-Cap Growth Fund.....   95,146   25,911    --        --    6,649   1,748    --        --
   Small Company Growth
    Fund...................  324,239  206,707   243        --   19,117  11,267    30        --
   Growth and Income Fund..  125,994  160,198   564        --   10,110  13,910   130        --
   "Dogs" of Wall Street
    Fund...................   10,233    7,665    --     6,799    2,732   3,137    --     2,944

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the fiscal year ended September 30, 1998 were as follows:

                            BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY  GROWTH AND   "DOGS" OF
                             ASSETS       GROWTH       GROWTH       GROWTH        INCOME    WALL STREET
                              FUND         FUND         FUND         FUND          FUND        FUND
                          ------------ ------------ ------------ ------------- ------------ -----------
Purchases (excluding
 U.S. government
 securities)............  $212,345,695 $ 96,794,744 $195,447,481 $643,952,410  $199,772,367 $59,540,323
Sales (excluding U.S.
 government securities).   220,912,797  108,052,054  207,075,935  762,512,718   183,901,067     --
Purchases of U.S.
 government securities..    62,804,244          --     1,925,656    8,297,187           --      --
Sales of U.S. government
 securities.............    93,951,631          --     1,919,332    8,378,258           --      --

Note 5. Portfolio Securities (Tax Basis)

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

                               BALANCED     BLUE CHIP     MID-CAP    SMALL COMPANY   GROWTH AND    "DOGS" OF
                                ASSETS       GROWTH       GROWTH        GROWTH         INCOME     WALL STREET
                                 FUND         FUND         FUND          FUND           FUND         FUND
                             ------------  -----------  -----------  -------------  ------------  -----------
    Cost.................... $304,730,087  $92,221,829  $44,828,441  $169,105,656   $126,843,529  $59,797,323
                             ============  ===========  ===========  ============   ============  ===========
    Appreciation............ $ 53,655,765  $19,459,889  $ 5,870,556  $ 19,072,944   $ 16,677,884  $ 1,216,386
    Depreciation............   (4,662,762)  (3,196,304)  (1,226,984)  (22,359,061)    (6,713,025)  (5,738,414)
                             ------------  -----------  -----------  ------------   ------------  -----------
    Net unrealized
     appreciation
     (depreciation)......... $ 48,993,003  $16,263,585  $ 4,643,572  $ (3,286,117)  $  9,964,859  $(4,522,028)
                             ============  ===========  ===========  ============   ============  ===========

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                          BALANCED ASSETS FUND
                     ------------------------------------------------------------------------------------------------------
                                         CLASS A                                             CLASS B
                     --------------------------------------------------  --------------------------------------------------
                             FOR THE                   FOR THE                   FOR THE                   FOR THE
                           YEAR ENDED                YEAR ENDED                YEAR ENDED                YEAR ENDED
                       SEPTEMBER 30, 1998        SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                     ------------------------  ------------------------  ------------------------  ------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   2,254,719  $ 41,748,177   2,014,610  $ 33,670,422   1,661,113  $ 30,769,547   1,601,187  $ 26,977,385
   Reinvested
    dividends......   1,076,384    18,447,868   1,098,904    17,076,435   1,020,631    17,400,232   1,191,203    18,422,134
   Shares redeemed.  (1,961,244)  (36,288,098) (2,712,729)  (45,625,149) (2,853,943)  (52,660,559) (3,596,433)  (60,154,848)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   1,369,859  $ 23,907,947     400,785  $  5,121,708    (172,199) $ (4,490,780)   (804,043) $(14,755,329)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                         BALANCED ASSETS FUND
                          -----------------------------------------------------
                                               CLASS Z
                          -----------------------------------------------------
                                   FOR THE                 FOR THE PERIOD
                                 YEAR ENDED           OCTOBER 7, 1996* THROUGH
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997
                          --------------------------  -------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT
                          -----------  -------------  ----------  -------------
Shares sold.....               20,923  $     385,182       3,052  $      51,485
Reinvested
 dividends......                2,209         37,435         102          1,635
Shares redeemed.              (26,003)      (469,007)       (283)        (4,718)
                          -----------  -------------  ----------  -------------
Net increase (decrease).       (2,871) $     (46,390)      2,871  $      48,402
                          ===========  =============  ==========  =============
                                                                BLUE CHIP GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR  ENDED               YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES      AMOU NT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....              735,069  $  14,494,612     623,963  $  10,925,394     845,608  $ 16,159,070   1,259,797  $ 21,456,617
Reinvested
 dividends......              464,861      8,130,414     455,714      6,972,433     270,094     4,553,792     319,329     4,764,382
Shares redeemed.             (656,032)   (13,020,484)   (676,748)   (11,828,552) (1,011,200)  (19,292,333) (1,756,723)  (29,208,753)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....              543,898  $   9,604,542     402,929  $   6,069,275     104,502  $  1,420,529    (177,597) $ (2,987,754)
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============
                                                                 MID-CAP GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....            1,824,307  $  32,027,068   1,195,858  $  22,039,862     141,012  $  2,392,690     361,032  $  6,440,002
Reinvested
 dividends......              463,048      7,413,406     105,242      1,820,690     141,127     2,175,071      35,395       598,248
Shares redeemed.           (2,146,098)   (38,180,050) (1,428,977)   (26,234,993)   (322,783)   (5,561,595)   (501,401)   (8,706,849)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....              141,257  $   1,260,424    (127,877) $  (2,374,441)    (40,644) $   (993,834)   (104,974) $ (1,668,599)
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============
                                                              SMALL COMPANY GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....            8,331,031  $ 192,281,985   4,356,568  $ 104,158,132   1,709,037  $ 38,946,749   2,294,947  $ 52,824,439
Reinvested
 dividends......              667,493     14,571,367     231,823      5,468,761     459,359     9,686,009     165,485     3,806,222
Shares redeemed.          (10,040,494)  (233,026,673) (4,573,784)  (108,631,540) (3,358,273)  (75,980,708) (2,474,107)  (56,073,072)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....           (1,041,970) $ (26,173,321)     14,607  $     995,353  (1,189,877) $(27,347,950)    (13,675) $    557,589
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============

  * Inception of the class

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                SMALL COMPANY GROWTH FUND
                          ---------------------------------------------------------------------------
                                  CLASS C                              CLASS Z
                          ------------------------  -------------------------------------------------
                              FOR THE PERIOD                                     FOR THE PERIOD
                             FEBRUARY 2, 1998*             FOR THE              OCTOBER 7, 1996*
                                  THROUGH                 YEAR ENDED                 THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998       SEPTEMBER 30, 1997
                          ------------------------  -----------------------  ------------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------
Shares sold...........         9,190  $    203,790     27,354  $    655,620      36,250  $    860,624
Reinvested dividends..           --            --       4,828       106,220         300         7,070
Shares redeemed.......            (2)          (40)   (36,314)     (803,485)     (3,202)      (77,380)
                          ----------  ------------  ---------  ------------  ----------  ------------
Net increase (decrease).       9,188  $    203,750     (4,132) $    (41,645)     33,348  $    790,314
                          ==========  ============  =========  ============  ==========  ============
                                                             GROWTH AND INCOME FUND
                          ---------------------------------------------------------------------------------------------------
                                             CLASS A                                            CLASS B
                          -------------------------------------------------  ------------------------------------------------
                                  FOR THE                  FOR THE                   FOR THE                  FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED               YEAR ENDED
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1997       SEPTEMBER 30, 1998       SEPTEMBER 30, 1997
                          ------------------------  -----------------------  ------------------------  ----------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------  ---------  -----------
Shares sold...........     1,912,402  $ 25,967,840  2,346,608  $ 27,325,734   3,176,130  $ 42,351,160  3,556,104  $41,322,565
Reinvested dividends..       403,557     5,004,107    118,133     1,248,669     459,379     5,645,769     86,070      908,039
Shares redeemed.......    (1,363,478)  (18,739,155)  (969,421)  (11,704,696) (1,533,431)  (20,501,966)  (815,041)  (9,270,338)
                          ----------  ------------  ---------  ------------  ----------  ------------  ---------  -----------
Net increase..........       952,481  $ 12,232,792  1,495,320  $ 16,869,707   2,102,078  $ 27,494,963  2,827,133  $32,960,266
                          ==========  ============  =========  ============  ==========  ============  =========  ===========
                                      GROWTH AND INCOME FUND
                          -------------------------------------------------
                                  CLASS C                  CLASS Z
                          ------------------------  -----------------------
                              FOR THE PERIOD            FOR THE PERIOD
                             FEBRUARY 2, 1998*         APRIL 15, 1998*
                                  THROUGH                  THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998
                          ------------------------  -----------------------
                            SHARES       AMOUNT      SHARES       AMOUNT
                          ----------  ------------  ---------  ------------
Shares sold...........        95,450  $  1,274,778      7,288      $101,080
Reinvested dividends..           --            --         --            --
Shares redeemed.......       (19,042)     (252,084)       (12)         (154)
                          ----------  ------------  ---------  ------------
Net increase..........        76,408  $  1,022,694      7,276      $100,926
                          ==========  ============  =========  ============
                                                "DOGS" OF WALL STREET FUND
                          ---------------------------------------------------------------------------
                                  CLASS A                  CLASS B                  CLASS II
                          ------------------------  -----------------------  ------------------------
                              FOR THE PERIOD            FOR THE PERIOD           FOR THE PERIOD
                           JUNE 8, 1998* THROUGH    JUNE 8, 1998* THROUGH     JUNE 8, 1998* THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998       SEPTEMBER 30, 1998
                          ------------------------  -----------------------  ------------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------
Shares sold...........     3,596,931  $ 43,876,855  1,811,906   $21,338,291   1,874,062   $21,947,206
Reinvested dividends..           --            --         --            --          --            --
Shares redeemed.......    (2,089,355)  (25,427,269)   (23,537)     (272,423)    (51,153)     (602,698)
                          ----------  ------------  ---------  ------------  ----------  ------------
Net increase..........     1,507,576  $ 18,449,586  1,788,369   $21,065,868   1,822,909   $21,344,508
                          ==========  ============  =========  ============  ==========  ============

* Inception of the class

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

Note 7. Commitments and Contingencies

  The SunAmerica family of mutual funds may borrow up to $75,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of September 30, 1998, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund and Growth and Income Fund had accrued $41,084, $12,409, $6,950, $28,365 and $5,954, respectively, for the
  Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the fiscal year ended September 30, 1998 expensed $13,171, $3,871, $2,139, $10,066 and $3,810, respectively, for the
  Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

Note 9. Subsequent Events

  On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SAAMCo, which acts as investment adviser of the Trust, will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust. As a result of the merger, Trust shareholders of record as of October 30, 1998 are being asked to approve a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Trust or its shareholders. The merger transaction is expected to be consummated in late 1998 or early 1999.

  Effective December 1, 1998, Small Company Growth Fund and Growth and Income Fund will offer Class II shares in place of Class C shares. The cost structure for Class II shares is presented in Note 1.

 SUNAMERICA EQUITY FUNDS
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Equity Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund and "Dogs" of Wall Street Fund (constituting SunAmerica Equity Funds, hereafter referred to as the "Fund") at September 30, 1998, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
November 10, 1998

 SUNAMERICA EQUITY FUNDS
 SHAREHOLDER TAX INFORMATION--(UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 1998. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 1999.

During the year ended September 30, 1998 the Funds paid the following dividends per share:

                                                                   NET     NET
                                                                 SHORT-   LONG-
                                                         NET      TERM    TERM
                                              TOTAL   INVESTMENT CAPITAL CAPITAL
                                            DIVIDENDS   INCOME    GAINS   GAINS
                                            --------- ---------- ------- -------
Balanced Assets Class A....................   $2.04      $.30     $ .96   $ .78
Balanced Assets Class B....................    1.93       .19       .96     .78
Balanced Assets Class Z....................    1.89       .15       .96     .78
Blue Chip Growth Class A...................    2.48       --       1.52     .96
Blue Chip Growth Class B...................    2.48       --       1.52     .96
Mid-Cap Growth Class A.....................    3.53       --       1.88    1.65
Mid-Cap Growth Class B.....................    3.53       --       1.88    1.65
Small Company Growth Class A...............    2.40       --        .99    1.41
Small Company Growth Class B...............    2.40       --        .99    1.41
Small Company Growth Class C...............     --        --        --      --
Small Company Growth Class Z...............    2.40       --        .99    1.41
Growth and Income Class A..................    1.35       --       1.21     .14
Growth and Income Class B..................    1.35       --       1.21     .14
Growth and Income Class C..................     --        --        --      --
Growth and Income Class Z..................     --        --        --      --
"Dogs" of Wall Street Class A..............     --        --        --      --
"Dogs" of Wall Street Class B..............     --        --        --      --
"Dogs" of Wall Street Class II.............     --        --        --      --

For the year ended September 30, 1998, 13.36%, 12.57%, 6.97%, 12.20% and
12.72% of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund and Growth and Income Fund respectively, qualified for the 70% dividends received deductions for corporations.

                                    APPENDIX

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

                    Description of Moody's Corporate Ratings

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   Appendix-1

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well-established industries



                                   Appendix-2

     --   High rates of return on funds employed
     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7)
                                   Appendix-3
financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                                   Appendix-4

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


                                   Appendix-5

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank

                                   Appendix-6
investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.


                                   Appendix-7

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-8

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.

          (a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

          (d) Investment Advisory and Management Agreement.

          (e)  (i)  Distribution Agreement.

               (ii) Form of Dealer Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (h) (i) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

               (ii) Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (i)  Opinion and Consent of Counsel.

          (j) Consent of Independent Accountants.

          (k)  Inapplicable.

          (l)  Inapplicable.

          (m)  (i)   Form of Distribution Plan pursuant to Rule 12b-1 (Class A
                     shares).

               (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares).

               (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares).

          (n)  Financial Data Schedules.

          (o) (i) Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

               (ii) Powers of Attorney. Incorporated herein by reference to
                    Post-effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

Item 24.  Persons Controlled By or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

     5.1  Indemnification of Trustees, Officers, Employees and Agents.
          -----------------------------------------------------------

          (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of
                             ---------------
itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

          (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

          (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

               (2)   The determination shall be made:

               (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) by the Shareholders.

               (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

          (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

          (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

               (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

               (B) an independent legal counsel in a written opinion.

       (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

               (1) authorized in the specific case by the Trustees; and

               (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

               (3)  either,

           (i)   such person provides a security for his undertaking; or

           (ii) the Trust is insured against losses by reason of any lawful advances; or

           (iii) a determination, based on a review or readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

           (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                        (B) an independent legal counsel in a written opinion.

                (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

                (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

                (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.        Business and Other Connections of the Investment Adviser.

                Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

                Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Trading, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.

Item 27.        Principal Underwriters.

       (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                SunAmerica Income Funds
                SunAmerica Money Market Funds, Inc.
                Style Select Series, Inc.

       (b) The following persons are the officers and directors of SunAmerica Capital Services,

      Inc., the principal underwriter of Registrant's Shares:

       Name and Principal
       Business Address         Position With Underwriter    Position with the Registrant
       ----------------         -------------------------    ----------------------------
-----------------------------------------------------------------------------------------
Peter A. Harbeck              Director                       Trustee and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
J. Steven Neamtz              President and Director         Vice President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
Robert M. Zakem               Executive Vice President,      Secretary and Chief
The SunAmerica Center         General Counsel and Director   Compliance Officer
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
Susan L. Harris               Secretary                      None
SunAmerica, Inc.
1 SunAmerica Center
Los Angeles, CA 90067-6022
-----------------------------------------------------------------------------------------
Debbie Potash-Turner          Controller                     None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------

(c)       Inapplicable.

Item 28.  Location and Accounts and Records.

          SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.

Item 29.  Management Services.

          Inapplicable.

Item 30.  Undertakings.

          Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 25 to the Registration Statement under Rule 485(b)under the 1933 Act and has duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29/th/ day of January, 1999.

                                         SUNAMERICA EQUITY FUNDS

                                         By: /s/ Peter A. Harbeck
                                         ----------------------------------
                                              Peter A. Harbeck
                                              President and Trustee

     Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


------------------------------       President and Trustee             January 29, 1999
Peter A. Harbeck                     (Principal Executive Officer)

              *
------------------------------       Treasurer                         January 29, 1999
Peter C. Sutton                      (Principal Accounting and
                                     Financial Officer)

              *
------------------------------       Trustee                           January 29, 1999
S. James Coppersmith

              *
------------------------------       Trustee                           January 29, 1999
Samuel M. Eisenstat

              *
------------------------------       Trustee                           January 29, 1999
Stephen J. Gutman

              *
------------------------------       Trustee                           January 29, 1999
Sebastiano Sterpa

 /s/ Robert M. Zakem
------------------------------                                         January 29, 1999
Robert M. Zakem, Attorney-in-Fact

                              EXHIBIT INDEX



 Exhibit                         Description
 Number

(d)        Investment Advisory and Management Agreement
(e)(i)     Distribution Agreement
(i)        Opinion and Consent of Counsel
(j)        Consent of Independent Accountants
(m)(i)     Form of Distribution Plan pursuant to Rule 12b-1 (Class A shares)
(m)(ii)    Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares)
(m)(iii)   Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares)
(n)        Financial Data Schedules